THE WRIGHT MANAGED BLUE CHIP INVESTMENT FUNDS





                           SEMI-ANNUAL REPORT

                           JUNE 30 , 2001

                  THE WRIGHT MANAGED EQUITY TRUST

                           o   Wright Selected Blue Chip Equities Fund
                           o   Wright Major Blue Chip Equities Fund
                           o   Wright International Blue Chip Equities Fund

                  THE WRIGHT MANAGED INCOME TRUST

                           o   Wright U.S. Treasury Money Market Fund
                           o   Wright U.S. Government Near Term Fund
                           o   Wright U.S. Treasury Fund
                           o   Wright Total Return Bond Fund
                           o   Wright Current Income Fund

                  THE WRIGHT BLUE CHIP MASTER PORTFOLIO TRUST

THE WRIGHT MANAGED BLUE CHIP INVESTMENT FUNDS
------------------------------------------------------------------------------



The Wright Managed Blue Chip Investment Funds consists of three equity funds from The Wright Managed Equity Trust, a money market fund and four other fixed income funds from The Wright Managed Income Trust. Each of the eight funds have distinct investment objectives and policies. They can be used singly or in combination to achieve virtually any objective. Further, as they are all "no-load" funds (no commissions or sales charges), portfolio allocation strategies can be altered as desired to meet changing market conditions or changing requirements without incurring any sales charges. Except as noted, each fund offers two classes of shares designated as Institutional Shares and Standard Shares.

APPROVED WRIGHT INVESTMENT LIST

Securities selected for equity portfolios are drawn from investment lists developed by Wright Investors' Service (Wright). Using bottom-up fundamental analysis, Wright first identifies companies suitable for fiduciary use as "investment grade." These make up the Investment Grade Investment List (IGIL). These companies are further screened against Wright quality standards which have evolved since the 1960s. Those meeting or exceeding these standards are promoted to the High Quality Investment List (HQIL) which is an investment universe of companies that, in Wright's opinion, exhibit superior investment characteristics. Companies which do not meet the criteria for either of these lists, but which are included in a major stock market index and which meet acceptable marketability and financial strength standards make up the Index Quality Investment List (XQIL). A majority of the stocks in any portfolio are selected from the HQIL. To reduce benchmark tracking error up to 3% of companies may be selected from IGIL and 2% from XQIL.

THREE EQUITY FUNDS

WRIGHT SELECTED BLUE CHIP EQUITIES FUND (WBC) seeks to enhance total investment return of price appreciation plus income by providing active management of equities of well-established companies meeting strict quality standards.
Equities selected are limited to those companies whose current operations reflect defined, quantified characteristics which have been determined to offer comparatively superior total investment returns over the intermediate term. The fnd attempts to outperform the Standard & Poor's Mid-Cap 400 Index. Only Standard shares are presently being offered.

WRIGHT MAJOR BLUE CHIP EQUITIES FUND (WMBC) seeks to enhance total investment return of price appreciation plus income by providing management of a broadly diversified portfolio of equities of larger well-established companies meeting strict quality standards. In selecting companies for this portfolio, Wright selects, based on quantitative formulae, those companies which are expected to do better over the intermediate term. The quantitative formulae takes into consideration factors such as over/under valuation and compatibility with current market trends. Investments in the portfolio are control weighted in the selected securities and industries. The fund attempts to outperform the Standard & Poor's 500 Index.

WRIGHT INTERNATIONAL BLUE CHIP EQUITIES FUND (WIBC). This is a broadly diversified portfolio of equities of well-established, non-U.S. companies meeting strict quality standards. The portfolio may buy common stocks traded on the securities exchange of the country in which the company is based or it may purchase American Depositary Receipts (ADR's) traded in the United States. The portfolio is denominated in U.S. dollars and investors should understand that fluctuations in foreign exchange rates may impact the value of their investment.


A MONEY MARKET FUND

WRIGHT U.S. TREASURY MONEY MARKET FUND (WTMM) seeks a high rate of current income but with added safety that comes from limiting its investments to securities of the U.S. Government and its agencies. There may be an added advantage to investors that reside in states and municipalities that do not tax dividend income from mutual funds investing exclusively in U.S. Government securities. This fund only offers Standard Shares.

FOUR FIXED-INCOME FUNDS

WRIGHT U.S. GOVERNMENT NEAR TERM FUND (WNTB) is a diversified portfolio concentrating on bonds and other obligations of the U.S. Government and U.S. Government Agencies with an average weighted maturity of less than five years. This portfolio is designed to appeal to the investor seeking a high level of income that is normally somewhat less variable and normally somewhat higher than that available from short-term money market instruments and who is also tolerant of modest fluctuation in capital (i.e. compared with somewhat greater fluctuation likely with longer term fixed income securities). Dividends are accrued daily and paid monthly. Only Standard shares are presently being offered.

WRIGHT U.S. TREASURY FUND (WUSTB) is invested in U.S. Treasury bills, notes and bonds, which are guaranteed as to principal and interest by the full faith and credit of the U.S. Government, and which are not expected to be taxable by certain state or municipal governments. Maturities are relatively long. Dividends are accrued daily and paid monthly. Only Standard shares are presently being offered.

WRIGHT TOTAL RETURN BOND FUND (WTRB) is a diversified portfolio of investment grade government and corporate bonds and other debt securities of varying maturities which, in the Adviser's opinion, will achieve the portfolio objective of best total return, i.e. the best total of ordinary income plus capital appreciation. Accordingly, investment selections and maturities may differ depending on the particular phase of the interest rate cycle. Dividends are accrued daily and paid monthly. This fund only offers Standard Shares.

WRIGHT CURRENT INCOME FUND (WCIF) may be invested in a variety of securities and may use a number of strategies including GNMAs to produce a high level of income with reasonable stability of principal. The fund reinvests all principal payments. Dividends are accrued daily and paid monthly.

TABLE OF CONTENTS
-------------------------------------------------------------------------------




Investment Objectives....................................inside front cover
Letter to Shareholders....................................................2

Management Discussion.....................................................3
Dividend Distributions and Investment Return..............................8

FINANCIAL STATEMENTS

THE WRIGHT MANAGED EQUITY TRUST
         Wright Selected Blue Chip Equities Fund.........................14
         Wright Major Blue Chip Equities Fund............................16
         Wright International Blue Chip Equities Fund....................18
         Financial Highlights............................................20
         Notes to Financial Statements...................................25


THE WRIGHT MANAGED INCOME TRUST
         Wright U.S. Treasury Money Market Fund..........................30
         Wright U.S. Government Near Term Fund...........................32
         Wright U.S. Treasury Fund.......................................34
         Wright Total Return Bond Fund...................................36
         Wright Current Income Fund......................................38
         Financial Highlights............................................40
         Notes to Financial Statements...................................46

THE WRIGHT BLUE CHIP MASTER PORTFOLIO TRUST
         Selected Blue Chip Equities Portfolio...........................52
         International Blue Chip Equities Portfolio......................54
         U.S. Government Near Term Portfolio.............................56
         U.S. Treasury Portfolio.........................................58
         Current Income Portfolio........................................60
         Supplementary Data..............................................62
         Notes to Financial Statements...................................65

PORTFOLIOS OF INVESTMENTS
         Wright Major Blue Chip Equities Fund (WMBC).....................70
         Wright Total Return Bond Fund (WTRB)............................72
         Selected Blue Chip Equities Portfolio (SBCP)....................74
         International Blue Chip Equities Portfolio (IBCP)...............76
         Wright U.S. Treasury Money Market Fund (WTMM)...................78
         U.S. Government Near Term Portfolio (NTBP)......................79
         U.S. Treasury Portfolio (USTBP).................................80
         Current Income Portfolio (CIFP).................................81

LETTER TO SHAREHOLDERS
-------------------------------------------------------------------------------



                                                     July, 2001


Dear Shareholders:

     After hitting 29-month lows in the first week of April, stocks put together a worthwhile, if somewhat irregular, rally over the balance of the second quarter. The S&P 500 Composite had a total return of nearly 6% for the second quarter (its first positive result since the first quarter of 2000), trimming its loss for the first six months of 2001 to 7%. Technology stocks, which were probably oversold back in early April when they were down roughly 67% from their year-earlier peaks, led the rally with an advance of 13% in the second quarter, bringing their first-half decline to 15%. Health care and utility stocks were the weakest sectors during the first half of 2001, losing 16% and 14%, respectively. While off their lows, foreign stock markets generally lagged U.S. stocks during the first half of 2001, in part as a result of the defiantly strong dollar.

     The U.S. stock market's spring rally had its base in Federal Reserve interest rate cuts of 125 basis points during the second quarter and a total of 275 basis points since December. These rate reductions offset disappointments in corporate earnings, which are in their worst swoon since 1986. The declines in interest rates have been concentrated at the short end of the yield curve; longer-term Treasury bond yields actually increased about 30 basis points during 2001's first six months. Overall, the return on the Lehman aggregate bond index was 3.6%, with the second quarter the sixth straight positive quarter for bonds.

     The markets themselves continue to send mixed signals on the economic outlook for 2001. Unlike the first quarter, when stocks were weak and corporate bonds strong, the second quarter experienced a rebound in stock prices as investors began to anticipate better business and profits, but weakness in below-investment-grade bonds seemed to be saying the opposite. At the same time, most foreign economies lost momentum over the first half of 2001 and figure to be a drag on U.S. growth. Still, it is hard to see how business can help but get better in the second half of 2001 and 2002 given the Fed's interest rate reductions, tax cuts and lower energy prices.

     Is it possible that we have seen the last of the Fed easing in 2001, just as a year ago marked the end of Fed tightening? The answer to that question depends upon the flow of economic data over the coming months. Fed policy works with a lag, estimated at six to nine months by most economists; the effects of the Fed's January rate cuts are only now being felt. Nonetheless, while the Fed will probably be able to avert recession, business is clearly in the throes of a profits recession, as a result of which firms have trimmed capital spending budgets and payrolls in an effort to shore up profit margins. Consumer confidence has improved, but not as much as one would normally expect given 275 basis points of interest rate cuts.

     To our way of thinking, a combination of accommodative Fed monetary policy and tax cuts on the order of $50 billion should coax the slow, protracted economic recovery into a more vigorous trend later this year. As the stock market gets a firmer footing, bonds may lose some of their appeal. But inflation should actually recede in the coming year, and bond yields are expected to go marginally lower this year before heading higher later in 2002. Wright believes that the economic fundamentals are coming into line to provide a favorable backdrop for the financial markets over the next several years. A renewed focus on investment fundamentals should make for a more sustainable advance in stock prices.

     On a different note, your trustees elected two new members at their June meeting, James P. Biggs, retired president of People's Bank in Bridgeport, CT and Judith R. Corchard, executive vice president and member of the Investment Committee of Wright Investors' Service. Mr. Biggs replaces Raymond Van Houtte who retired at the end of December and brings the total of independent trustees to five. Ms. Corchard, who is also a vice president of the trust, is an affiliated trustee. There are now nine trustees, the majority of whom are independent.

                                                        Sincerely,

                                                        /s/Peter M. Donovan
                                                        --------------------

                                                        Peter M. Donovan
                                                        President

MANAGEMENT DISCUSSION
-------------------------------------------------------------------------------



EQUITY FUNDS

The second quarter of 2001 was the best one for U.S. stocks since the fourth quarter of 1999. After bottoming in early April (when Nasdaq was 68% below its 2000 peak), stocks rallied on some better-than-expected first-quarter earnings reports and a surprise rate cut by the Federal Reserve on April 18. The bulk of the stock market's gains accrued in April; after that, the market staged an on-again/off-again rally that had stocks closing the quarter well off peak levels. The S&P 500, the most widely used U.S. stock market benchmark, returned 5.9% in the quarter. Outside the U.S., stocks also rose, but not as much. The FT World ex U.S. index rose 1.8% in local currencies and was just about flat in dollars. In dollar terms, European markets lost 1.9% for the quarter, while Japan gained 1.7%.

Tech stocks, hardest hit in the 2000-01 bear market, benefited most from the market's more positive tone. At midyear, Nasdaq was up 32% from its low and 17% for the quarter but still down 13% year to date. Within the S&P 500, technology was the best performing sector, averaging a 13% price rise. Close behind was the capital goods sector (+12%), while the utilities sector (-6.3%) was the weakest group. That investors were willing to take on more risk in the quarter was also indicated by the better market breadth and outperformance of S&P 500 growth stocks (+7.5%) over value stocks (+3.9%). The S&P MidCap 400 and SmallCap 600 were both up about 13% in the quarter, more than twice the S&P 500's gain.

The second-quarter rally was driven by investors' anticipation of better times ahead. There are valid reasons to expect improvement in economic growth by the end of the year. Most important is the liquidity provided by 275 basis points of Fed rate cuts so far this year and tax cuts beginning in July. But the continuing overhang of excess capacity in manufacturing, especially in technology industries, will limit the pace of the pickup. WIS expects the economy to skirt recession, although the chance of recession may still be as high as 33%.

In the near term, a cautious recovery in stocks is both the most likely and most desirable prospect. Early July has brought a few favorable corporate earnings reports - favorable in the sense that they weren't any worse than expected. But at this point, the outlook for economic growth and corporate profits is still too problematic to foster a surging bull market. The second quarter's rapid recovery in tech stocks from their April lows (roughly a third of which was given back by quarter end) should prove to be the exception and not the rule on how stocks will behave for a while.

                                   2001         2000    1999   1998    1997    1996   1995    1994    1993   1992    1991
                              --------------
  Total Return                 Q2    6 Mos.     Year    Year   Year    Year    Year   Year    Year    Year   Year    Year
------------------------------------------------------------------------------------------------------------------------------

  Selected Blue Chips (WSBC)    7.5%  -3.8%     10.8%    5.8%    0.1%  32.7%   18.6%   30.3%  -3.5%    2.1%    4.7%  36.0%
  Major Blue Chips (WMBC)
     Standard Shares            4.7% -11.5%    -12.5%   24.0%   20.4%  33.9%   17.6%   29.0%  -0.7%    1.0%    8.0%  38.9%
     Institutional Shares       5.2% -11.6%    -12.4%  7.2%**      -      -       -       -      -       -       -      -
  Int'l Blue Chips (WIBC)

     Standard Shares           -0.8% -18.1%    -17.6%   34.3%    6.1%   1.5%   20.7%   13.6%  -1.6%   28.2%   -3.9%  17.2%
     Institutional Shares      -0.7% -17.9%    -17.6%   34.5%    7.5% -6.4%*      -       -      -       -       -      -

--------------------------------------------------------------------------------------------------------------------------------

   *: For the period from July 7, 1997 (inception of offering of institutional shares) to December 31, 1997. **: For the period from July 14, 1999 (inception of offering of institutional shares) to December 31, 1999.

WRIGHT SELECTED BLUE CHIP EQUITIES FUND

Despite significant volatility, Midcap stocks, on average, stayed virtually unchanged in the first six months of the year. The S&P 400 Index advanced 1.0% while the Russell Midcap Index, another broad measure of Midcap equities, declined by 2.0%. Sector performance was similarly mixed with six sectors advancing, led by the Consumer Discretionary (+17.4%) and Telecommunications (+13.4%) groups. Four declined, with the Energy (-13.3%) and the Utilities sectors (-6.8%), last year's big winners, falling the most. Information Technology (-5.3%) also declined, although that sector rallied sharply in the second quarter in response to the monetary stimulus of the Federal Reserve.

The Wright Selected Blue Chip Fund slipped 3.8% in the period, outperforming the benchmark in the Health Care (+15.3%) and Industrials (+10.8%) sectors, but getting singed by overweighted positions in Energy and Utilities. Despite the underperformance, the Fund enjoyed outstanding performance by several individual issues. Seven stocks rose by more than 35%, paced by Best Buy, the Electronics retailer, which rose 76%. Bed, Bath, and Beyond, Jones Apparel, and CDW Computers added nicely to the Consumer Discretionary segment, as did Genzyme and Ivax Pharmaceuticals in Health Care. Fiserv, the financial transaction processor, led the Industrials, and Autodesk and Novellus were excellent performers in the Technology realm. Utilities and Energy were the chief underperformers as merchant energy providers got caught in the politics of the California shortages and prices of energy drillers responded negatively to falling oil and gas prices.

During the half, the WSBC Fund increased its holdings in the Financials sector with the purchase of regional banks and insurance companies and in the Biotech arena with the purchase of Genzyme and Idec Pharmaceuticals. Similarly, we sold a portion of our Utilities and Consumer Staples holdings to finance the purchase.

In a volatile market environment, where growth and value change places quarterly, we continue to believe that a quality, well-structured portfolio will outperform the market averages over the medium term. The Selected Blue Chip portfolio sells at a similar P/E multiple to the S&P 400 index yet has an expected long term growth rate 33% higher than that of the benchmark. We think this provides extraordinary relative value.

WRIGHT MAJOR BLUE CHIP EQUITIES FUND

The Wright Major Blue Chip Fund (WMBC) holds mostly the larger-cap issues on the Approved Wright Investment List and is managed as a blend of value and growth stocks. In the second quarter of 2001, as investors took a more constructive attitude toward stocks, the WMBC Fund returned 4.7% in its Standard share class and 5.2% in its Institutional share class, compared with gains of 5.9% for the S&P 500 and 5.8% for the Morningstar average of large-cap blend funds. The second quarter's gains were not enough to offset the first quarter's losses for either the WMBC Fund or the benchmarks. For the first half of 2001, the WMBC Fund lost 11.5% in its Standard share class and 11.6% in its Institutional share class, compared with losses of 6.7% for the S&P 500 and 6.9% for the Morningstar average.

Early in the second quarter, the WMBC Fund's weighting in technology was increased to slightly more than the S&P 500's weight, which was a positive for the fund in Q2. Overall, sector weights were pretty close to benchmark weights for most of the first six months of 2001 and a minor negative factor for the Fund in the period. The WMBC Fund's lagging performance vs the S&P 500 was due primarily to stock selection. In relative terms, the company's utility, energy, and consumer discretionary holdings underperformed their S&P 500 counterparts; better-than-benchmark results in the industrial, materials and technology sectors were not enough to offset the shortfall. Among individual stocks whose declines hurt the Fund's performance in the latest quarter were tech stock EMC Corp., drug company Biogen, SBC and Qwest in the telecom sector, and retailer Wal-Mart. Microsoft, Adobe, Citigroup and GE were among issues making positive contributions to the Fund's performance.

The decision to increase the WMBC Fund's weighting and diversification in technology was made to take advantage of good values in tech stocks and better economic growth ahead. At midyear, forecast long-term annual earnings growth for the Fund's holdings averaged close to 17% compared to 16% for the S&P 500. The Fund's average year-ahead P/E multiple was 23.

WRIGHT INTERNATIONAL BLUE CHIP EQUITIES FUND

Foreign stock markets were generally not as strong as the U.S. stock market in the second quarter and first half of 2001. The Wright International Blue Chip Fund (WIBC) lost 0.8% in its Standard share class and 0.7% in its Institutional share class in the second quarter, lagging slightly the FTSE World ex U.S. index (+0.1%) but a better showing than the loss of 1.9% for an average of Morningstar International Funds. For the first half of 2001, the WIBC Fund lost 18.1% in its Standard share class and 17.9% in its Institutional share class compared to losses of 13.3% for the FTSE Index and 16.0% for the Morningstar average.

Because the euro declined in value compared to the dollar in the quarter and six months, the Fund's overweight position in Europe relative to the FTSE World ex U.S. was a negative for Fund performance. Also contributing to the shortfall in the second quarter was underweightings in Japan and Australia, which were relatively strong markets in dollar terms for the quarter. Working to the Fund's benefit in the quarter was the good performance of its selection in the health care and information technology sectors. During the second quarter, the Fund reduced its exposure to Japan, where the economy appears to be on the verge of recession; weightings were increased in Hong Kong and Canada, among others. The Fund trimmed its position in technology stocks a bit, but remains overweight in that sector at midyear 2001.

FIXED-INCOME FUNDS

Bond returns were skimpy in the second quarter of 2001, lagging equities for the first time in over a year. Still, for the first six months of 2001, bonds were the place to be, as the Lehman U.S. Aggregate bond composite had a return of 3.6%. After reducing interest rates by 150 basis points in the first quarter, the Federal Reserve cut rates by another 125 basis points in the second. This easing - the most aggressive since the early 1980s - had investors worrying that the Fed's efforts would eventually trigger a round of higher inflation. In addition, the upturn in stock prices in the quarter reduced the appeal of bonds as a safe haven. The Lehman Brothers U.S. aggregate bond index returned 0.6% in the second quarter; this lagged the 0.9% return on 90-day T-bills, but it was still the sixth straight positive quarter for bonds.

Spread products outperformed Treasuries in the second quarter (and first half) of 2001. Corporate bonds returned 1.1% overall (5.4%) and 1.3% for long-term, investment-grade corporates (6.6%). Below-investment-grade corporates retreated in the second quarter after a strong first quarter. Mortgage-backed issues returned about 1.0% (1.3% for Ginnie Maes) for the second quarter and 3.8% (4.0%) for the half. Government agency issues returned 0.2% in the second quarter and 3.1% for six months. Treasury bonds overall lost 0.4% in the second quarter but returned 1.9% for six months. In contrast to corporates, in Treasuries it was better to be short than long in 2001's first half, with intermediate Treasuries returning a positive 3.3% but long-term T-bonds losing 0.4%. Shorter issues benefited from the Fed rate cuts in the half, but inflation fears and the suspicion that Treasury buybacks would be smaller than expected earlier sent yields on five-year and longer T-bonds up 30 basis points in the period.

Bonds got off to a positive start in the third quarter. In our view, the bond market's second-quarter inflation fears were at least premature, if not misconceived altogether. It is going to be a long time before capacity utilization (now at a 25-year low in high-tech manufacturing) and the jobs market get tight enough to boost core inflation (PCE deflator) much above the 2% range. WIS expects long-term Treasuries to recoup some of their recent losses, and sees spread products as attractive compared to Treasuries.

                                   2001         2000    1999   1998    1997    1996   1995    1994    1993   1992    1991
                               -----------
  Total Return                 Q2    6 Mos.     Year    Year   Year    Year    Year   Year    Year    Year   Year    Year
------------------------------------------------------------------------------------------------------------------------------

  U.S. Treasury Money
    Market (WTMM)               3.9%   2.3%      5.4%    4.3%    4.7%   4.8%    4.9%    5.3%   3.6%    2.5%    3.3%   n.a.
  U.S. Gov. Near-Term
    Bonds (WNTB)                1.0%   3.2%      6.9%    1.9%    6.0%   5.9%    3.9%   11.9%  -3.1%    8.0%    6.3%  13.1%
  U.S. Treasury Bonds
    (WUSTB)                    -0.6%   1.1%     12.6%   -4.0%   10.0%   9.1%   -1.2%   28.2%  -8.6%   15.9%    7.1%  17.6%
  Total Return Bonds

    (WTRB)                     -0.1%   2.5%     10.6%   -3.9%    9.6%   9.3%    0.9%   22.0%  -6.6%   11.0%    7.1%  15.4%
  Current Income (WCIF)

     Standard Shares            0.9%   3.4%     10.3%    0.5%    6.5%   8.6%    4.4%   17.5%  -3.3%    6.6%    6.7%  15.3%
     Institutional Shares       1.0%   3.5%     10.6%    0.6%    6.6%  4.4%*      -       -      -       -       -      -
--------------------------------------------------------------------------------------------------------------------------------

  *: For the period from July 7, 1997 (inception of offering of institutional shares) to December 31, 1997.

WRIGHT U.S. TREASURY MONEY MARKET FUND

With the Fed cutting the fed funds rate another 125 basis points to 3.75% in the second quarter, the yield on 90-day T-bills declined more than 60 basis points to 3.65%. The Wright U.S. Treasury Money Market Fund (WTMM), with an average maturity of 81 days at the end of June, returned 1.0% in the second quarter compared to 0.9% returns for both the average Treasury money market and 90-day T-bills. For 2001's first six months, WTMM returned 2.3%, which compared with 2.0% for T-bills. Over the past year, WTMM returned 5.2%, the same as the average Treasury money market fund and a shade under the 5.3% return on 90-day Treasury bills for the period. WIS expects Fed monetary policy to stay accommodative for the foreseeable future, suggesting that money-market returns are not likely to increase much for at least the rest of this year.

WRIGHT U.S. GOVERNMENT NEAR TERM FUND

In the second quarter, yields on short-term government securities declined in response to the Federal Reserve's rate cuts. The Wright U.S. Government Near-Term Fund (WNTB) returned 1.0% in the second quarter, bringing its year-to-date return to 3.2%. In comparison, the Lehman 1-3 year government bond average returned 1.2% for the quarter and 4.0% for the six months, while the Morningstar average of near-term government funds returned 0.8% and 3.3% for the periods. Over the last 12 months, the WNTB Fund returned 7.8% vs 9.3% and 8.3% for the Lehman and Morningstar benchmarks, respectively. The Fund's returns continued to compare favorably with those on money market funds; over the last 12 months it topped the average money market fund return by 230 basis points. During the second quarter, the WNTB Fund extended its average duration from 1.3 years to 1.8 years, which compared with 1.7 years for the Lehman 1-3 year government average. To pick up extra yield, the WNTB Fund continues to have about half its assets in government agency securities.

WRIGHT U.S. TREASURY FUND

In the second quarter of 2001, the Wright U.S. Treasury Fund (WUSTB) lost 0.6%. This performance slightly lagged the losses of 0.4% for the Lehman Treasury bond average and 0.2% estimated for the Morningstar average of Treasury bond funds in the quarter. In the first half, the WUSTB fund returned 1.1% compared to 2.0% for the Morningstar average. Over the last 12 months, the WUSTB returned 8.3%, while the Morningstar benchmark earned 9.2%.

During the second quarter, the WUSTB Fund's average maturity was reduced slightly to about nine years from 11 years three months earlier, while its duration moved to 5.9 years from 6.4. With the best performance in the Treasury sector of the bond market coming at the short end of the yield curve (i.e., two years and shorter maturity), WUSTB's longer duration and maturity, which were in line with the Lehman benchmark's, limited its return in the second quarter and first half. WIS is targeting the WUSTB Fund's duration at slightly longer than benchmark in the expectation that as evidence accumulates that the bond market's inflation fears are overdone, bond yields will move lower, at least in the short term.

WRIGHT TOTAL RETURN BOND FUND

As it did in the first quarter, in the second quarter the diversified Wright Total Return Bond Fund (WTRB) benefited from the fact that spread products outperformed Treasuries for the period. The WTRB Fund just edged into the loss column for the second quarter, losing 0.1%, compared to a 0.6% gain for the Lehman U.S. aggregate bond index and no change for the Morningstar average of total return bond funds. As in the quarter, for the first half of 2001 and the last 12 months, the WTRB Fund performed in line with the Morningstar benchmark; for the six months, the WTRB Fund returned 2.5% vs 2.6% for Morningstar, for the 12 months the figures are 9.5% vs 9.7%.

In the first half of 2001, the WTRB Fund continued to underweight Treasury bonds and overweight corporates compared to the benchmark. At midyear, 35% of the funds assets were in corporate bonds, 19% in Treasuries, 45% in government agencies, and 1% in short-term bonds. The Fund will continue to be overweighted in spread products. The WTRB's duration at midyear was 4.7 years, in line with the Lehman benchmark.

WRIGHT CURRENT INCOME FUND

During the second quarter of 2001, returns on mortgage-backed securities, while not as strong as in the first quarter, again topped those on Treasury bonds. Rising mortgage rates made prepayments less of an issue, increasing the relative attractiveness of the MBS sector. The Wright Current Income Fund (WCIF), which is invested almost 100% in Ginnie Maes (mortgage-based securities with explicit backing by the Federal government), returned 0.9% in its Standard share class and 1.0% in its Institutional share class in the second quarter. This return lagged the 1.3% for the Lehman GNMA average but topped the 0.5% return earned by the average of Morningstar government mortgage funds. For the first half of the year, the WCIF's 3.4% in its Standard share class and 3.5% in its Institutional share class return also edged out the Morningstar benchmark's 3.0%. Over the last 12 months, the WCIF returned 9.8% for its Standard share class vs 9.7% for the Morningstar average.

At midyear, the WCIF is weighted toward lower coupon and current coupon issues. This bias will cushion the impact of prepayments if mortgage rates decline going forward, as WIS expects. At midyear, the WCIF's indicated annual yield was 5.8%.


U.S. SECURITIES MARKETS -------------------------------------------------------

The Dow Jones Industrial Average chart shows the point changes in the average which consists of 30 major NYSE industrial companies and is a price-weighted arithmetic average, with the divisor adjusted for stock splits. The yield chart shows the basis point changes in the U.S. Treasury bond which is the benchmark U.S. Treasury bond with a maturity of 10 years.

The following plotting points are used for comparison in the mountain charts.


       Date           Dow Jones           U.S. 10 Year
                   Industrial Average   Treasury Bond Yield

      12/31/91         3168.83               6.71%
      12/31/92         3301.11               6.70%
      12/31/93         3754.09               5.83%
      12/31/94         3834.44               7.84%
      12/31/95         5117.12               5.58%
      12/31/96         6448.27               6.43%
      12/31/97         7908.25               5.75%
      12/31/98         9181.43               4.65%
      12/31/99       11,497.12               6.44%
      12/31/00       10,786.85               5.11%
      06/30/01       10,502.40               5.41%

------------------------------------------------------------------------------

DIVIDEND DISTRIBUTIONS AND INVESTMENT RETURN
-------------------------------------------------------------------------------


                                                                                           5 Year       10 Year     Cum.
                N.A.V.     Distri-     Distri-                     Value       12 Month    Annual       Annual     Annual
  Period          Per      bution      bution       Shares       of $1,000    Investment Investment   Investment Investment
  Ending         Share     $  P/S     in Shares      Owned       Investment     Return     Return       Return     Return
---------------------------------------------------------------------------------------------------------------------------------

 THE EQUITY TRUST -- WRIGHT SELECTED BLUE CHIP EQUITIES FUND (WBC)
   1/4/83        $10.00                             100.00     $1,000.00


  Dec.00          13.43     1.452    0.108116       621.72      8,349.72        10.75%      13.04%      12.93%      12.52%

  Jan.01          13.44                             621.72      8,355.94        17.18%      12.33%      11.92%      12.46%
  Feb.01          12.56                             621.72      7,808.82         2.29%      10.53%      10.60%      11.99%
  Mar.01          11.53     0.483    0.042037       647.86      7,469.79        -8.81%       9.28%      10.25%      11.66%
  Apr.01          12.61                             647.86      8,169.47         0.98%      10.78%      10.89%      12.15%
  May 01          12.71                             647.86      8,234.26         5.43%      10.88%      11.25%      12.14%
  Jun.01          12.40                             647.86      8,033.42         0.34%      11.46%      10.59%      11.93%







----------------------------------------------------------------------------------------------------------------------------------

 THE EQUITY TRUST -- WRIGHT MAJOR BLUE CHIP EQUITIES FUND (WMBC)

 Standard Shares

 7/22/85         $10.00                             100.00     $1,000.00

  Dec.00          13.69     0.418    0.029603       544.00      7,452.86       -12.49%      15.52%      14.83%      13.89%

  Jan.01          13.74                             544.00      7,474.62        -9.17%      15.17%      14.18%      13.83%
  Feb.01          12.56                             544.00      6,832.70       -13.96%      12.70%      12.37%      13.10%
  Mar.01          11.58                             544.00      6,299.57       -26.76%      10.59%      10.95%      12.45%
  Apr.01          12.45                             544.00      6,772.86       -18.87%      11.95%      11.78%      12.89%
  May 01          12.47                             544.00      6,783.74       -15.92%      11.59%      11.30%      12.83%
  Jun.01          12.12                             544.00      6,593.34       -19.85%      11.07%      11.36%      12.56%







 Institutional Shares

 7/14/99         $10.00                             100.00     $1,000.00

  Dec.00           8.31     0.418    0.048889       112.98        938.84       -12.38%          -           -       -4.21%

  Jan.01           8.32                             112.98        939.97        -9.13%          -           -       -3.91%
  Feb.01           7.59                             112.98        857.49       -14.02%          -           -       -9.01%
  Mar.01           6.99                             112.98        789.71       -26.90%          -           -      -12.87%
  Apr.01           7.49                             112.98        846.20       -19.34%          -           -       -8.88%
  May 01           7.50                             112.98        847.32       -16.40%          -           -       -8.43%
  Jun.01           7.35                             112.98        830.38       -19.86%          -           -       -9.03%




------------------------------------------------------------------------------------------------------------------------------




 THE EQUITY TRUST -- WRIGHT INTERNATIONAL BLUE CHIP EQUITIES FUND (WIBC)

 Standard Shares

 9/14/89         $10.00                             100.00     $1,000.00

  Dec.00          15.18     0.400    0.026144       148.78      2,258.50       -17.58%       7.56%       8.79%       7.48%

  Jan.01          15.46                             148.78      2,300.16       -10.02%       7.45%       8.66%       7.59%
  Feb.01          13.63                             148.78      2,027.89       -27.19%       4.53%       6.40%       6.36%
  Mar.01          12.54                             148.78      1,865.72       -33.43%       2.18%       6.02%       5.55%
  Apr.01          13.53                             148.78      2,013.01       -23.51%       3.29%       6.66%       6.20%
  May 01          13.09                             148.78      1,947.55       -22.67%       2.37%       6.36%       5.86%
  Jun.01          12.44                             148.78      1,850.84       -29.04%       1.27%       6.30%       5.36%








 Institutional Shares

 7/07/97         $10.00                             100.00     $1,000.00

  Dec.00           7.15     0.400    0.055402       156.02      1,115.52       -17.62%         --          --        3.18%

  Jan.01           7.29                             156.02      1,137.36       -10.01%         --          --        3.67%
  Feb.01           6.43                             156.02      1,003.19       -27.19%         --          --        0.09%
  Mar.01           5.91                             156.02        922.06       -33.50%         --          --       -2.15%
  Apr.01           6.38                             156.02        995.39       -23.48%         --          --       -0.12%
  May 01           6.17                             156.02        962.62       -22.75%         --          --       -0.97%
  Jun.01           5.87                             156.02        915.82       -29.04%         --          --       -2.18%





-------------------------------------------------------------------------------


 THE INCOME TRUST -- WRIGHT U.S. TREASURY MONEY MARKET FUND (WTMM)

                                      MONTHLY              VALUE OF $1,000           ANNUALIZED   INVESTMENT   RETURN
   MONTH                            NET INCOME               INVESTMENT           ______________________________________
   ENDING                            PER SHARE                   (a)                1  Month     3  Month    Year to Date
-----------------------------------------------------------------------------------------------------------------------------------
                                                              $1,000.00


   Jan. 31                           $0.004659                 1,004.66                5.49%            -         5.49%
   Feb. 28                            0.004008                 1,008.69                5.23%            -         5.37%
   Mar. 31                            0.004215                 1,012.94                4.96%         5.25%        5.25%
   Apr. 30                            0.003626                 1,016.61                4.41%         4.88%        5.05%
   May  31                            0.003214                 1,019.88                3.78%         4.40%        4.81%
   Jun. 30                            0.002898                 1,022.83                3.53%         3.92%        4.60%






                                   ----------

      Total                          $0.022621

                                             (a): Assumes reinvestment of monthly dividends.


----------------------------------------------------------------------------------------------------------------------------------



                                                                                           5 Year       10 Year     Cum.
                N.A.V.     Distri-     Distri-                     Value       12 Month    Annual       Annual     Annual
  Period          Per      bution      bution       Shares       of $1,000    Investment Investment   Investment Investment
  Ending         Share     $  P/S     in Shares      Owned       Investment     Return     Return       Return     Return
----------------------------------------------------------------------------------------------------------------------------------

  THE INCOME TRUST -- WRIGHT U.S. GOVERNMENT NEAR TERM FUND (WNTB)

 7/25/83       $10.00                               100.000    $1,000.00
   12/00        10.08     0.045676    0.004531      349.746     3,525.44         6.94%       4.92%       5.99%       7.49%
    1/01        10.14     0.046030    0.004539      351.334     3,562.53         8.12%       4.98%       6.01%       7.52%
    2/01        10.15     0.039853    0.003926      352.713     3,580.04         8.08%       4.98%       5.98%       7.52%
    3/01        10.17     0.040575    0.003990      354.121     3,601.41         8.26%       5.20%       6.00%       7.51%
    4/01        10.16     0.039305    0.003869      355.491     3,611.78         8.33%       5.36%       5.94%       7.50%
    5/01        10.17     0.037316    0.003669      356.795     3,628.61         8.46%       5.44%       5.93%       7.49%
    6/01        10.16     0.038708    0.003810      358.154     3,638.85         7.77%       5.49%       5.95%       7.47%






                         ---------
   Total                 $0.241787
----------------------------------------------------------------------------------------------------------------------------------

  THE INCOME TRUST -- WRIGHT U.S. TREASURY FUND (WUSTB)

 7/25/83       $10.00                               100.000    $1,000.00
   12/00        13.75     0.063608    0.004626      360.823     4,961.31        12.61%       5.08%       8.15%       9.62%
    1/01        13.75     0.062764    0.004565      362.470     4,983.96        12.67%       5.19%       8.09%       9.60%
    2/01        13.85     0.055824    0.004031      363.931     5,040.44        12.42%       6.40%       8.18%       9.63%
    3/01        13.80     0.056613    0.004102      365.424     5,042.85        10.26%       6.71%       8.14%       9.58%
    4/01        13.54     0.055328    0.004086      366.917     4,968.05         8.96%       6.65%       7.85%       9.44%
    5/01        13.53     0.057422    0.004244      368.474     4,985.45         9.25%       6.81%       7.89%       9.42%
    6/01        13.55     0.056965    0.004204      370.023     5,013.81         8.29%       6.63%       8.03%       9.41%






                         ---------
   Total                 $0.344916
----------------------------------------------------------------------------------------------------------------------------------

  THE INCOME TRUST -- WRIGHT TOTAL RETURN BOND FUND (WTRB)

 7/25/83       $10.00                               100.000    $1,000.00
   12/00        12.63     0.057655    0.004565      353.062     4,459.17        10.62%       5.12%       7.22%       8.95%
    1/01        12.73     0.058961    0.004632      354.697     4,515.29        12.41%       5.30%       7.24%       8.98%
    2/01        12.77     0.059211    0.004637      356.342     4,550.48        12.09%       6.19%       7.27%       8.98%
    3/01        12.77     0.060046    0.004702      358.017     4,571.88        11.06%       6.56%       7.27%       8.99%
    4/01        12.62     0.059530    0.004717      359.706     4,539.49        10.83%       6.63%       7.09%       8.98%
    5/01        12.64     0.059991    0.004746      361.413     4,568.26        11.53%       6.88%       7.10%       8.89%
    6/01        12.58     0.060179    0.004784      363.142     4,568.33         9.53%       6.55%       7.14%       8.88%






                         ---------
   Total                 $0.357919
-------------------------------------------------------------------------------------------------------------------------------
  THE INCOME TRUST -- WRIGHT CURRENT INCOME FUND (WCIF)

   Standard Shares

 4/14/87       $10.00                               100.000    $1,000.00

   12/00        10.46     0.051461    0.004920      270.391     2,828.29        10.31%       5.99%       7.15%       7.87%

    1/01        10.57     0.052308    0.004949      271.729     2,872.17        12.99%       6.19%       7.16%       7.94%
    2/01        10.56     0.052397    0.004962      273.077     2,883.69        12.05%       6.54%       7.13%       7.93%
    3/01        10.56     0.051679    0.004894      274.413     2,897.81        10.91%       6.74%       7.11%       7.92%
    4/01        10.51     0.051374    0.004888      275.755     2,898.18        11.22%       6.81%       7.03%       7.87%
    5/01        10.53     0.050482    0.004794      277.077     2,917.62        11.50%       7.09%       7.04%       7.87%
    6/01        10.50     0.050925    0.004850      278.421     2,923.42         9.83%       6.84%       7.06%       7.84%






                         ---------
   Total                 $0.309166





   Institutional Shares

 7/07/97       $10.00                               100.000    $1,000.00

   12/00         9.96     0.051163    0.005137      124.321     1,238.10        10.63%         --           --      6.31%

    1/01        10.06     0.049008    0.004872      124.926     1,256.76        13.21%         --           --       6.61%
    2/01        10.05     0.049964    0.004972      125.547     1,261.75        12.21%         --           --       6.58%
    3/01        10.05     0.051210    0.005096      126.187     1,268.18        11.14%         --           --       6.57%
    4/01        10.01     0.050237    0.005019      126.820     1,269.47        11.59%         --           --       6.45%
    5/01        10.03     0.049750    0.004960      127.449     1,278.32        11.88%         --           --       6.50%
    6/01        10.00     0.050407    0.005041      128.092     1,280.92        10.13%         --           --       6.41%






                         ---------
   Total                 $0.300576


WRIGHT MANAGED EQUITY TRUST
-------------------------------------------------------------------------------
WRIGHT SELECTED BLUE CHIP EQUITIES FUND (WBC)



                       STATEMENT OF ASSETS AND LIABILITIES

                            June 30, 2001 (Unaudited)

-------------------------------------------------------------------------------


ASSETS:

  Investments in portfolio, at value
   (identified cost, $42,310,762)(Note 1A)     $ 53,082,672
                                               ------------
    Total assets..........................     $ 53,082,672
                                               ------------
LIABILITIES:

  Accrued expenses and other liabilities..     $     11,539
                                               ------------
    Total liabilities.....................     $     11,539
                                               ------------
NET ASSETS................................     $ 53,071,133
                                               =============
NET ASSETS CONSIST OF:
  Proceeds from sales of shares (including the market
   value of securities received in exchange for fund
   shares and shares issued to shareholders in
   payment of distributions declared), less cost
   of shares reacquired...................     $ 40,539,887
  Accumulated undistributed net realized gain
   on investments (computed on the basis of
   identified cost).......................          924,497
  Unrealized appreciation of investments
   (computed on the basis of identified cost     10,771,910
  Undistributed net investment income.....          834,839
                                               ------------
   Net assets applicable to outstanding
    shares................................     $ 53,071,133
                                               =============
  SHARES OF BENEFICIAL INTEREST
   OUTSTANDING............................        4,280,522
                                               =============
  NET ASSET VALUE, OFFERING PRICE,
   AND REDEMPTION PRICE PER SHARE
   OF BENEFICIAL INTEREST.................     $      12.40
                                               =============


See notes to financial statements


                             STATEMENT OF OPERATIONS

                For the Six Months Ended June 30, 2001 (Unaudited)
-------------------------------------------------------------------------------


INVESTMENT INCOME (Note 1C):
  Income -
   Dividend income allocated from portfolio    $   191,808
   Interest income allocated from portfolio         43,890
   Expenses allocated from portfolio......        (227,291)
                                               ------------

    Investment income.....................     $     8,407
                                               ------------

  Expenses -

   Administrator fee (Note 2).............     $     5,204
   Compensation of Trustees not employees of the
    investment adviser or administrator...           2,956
   Custodian fee (Note 1D)................           7,499
   Distribution expenses (Note 3).........          65,064
   Transfer and dividend disbursing agent fees       7,603
   Shareholder communications.............          14,775
   Audit services.........................          14,670
   Legal services.........................           1,594
   Printing...............................           3,568
   Registration costs ....................           9,365
   Miscellaneous..........................           1,554
                                               ------------
    Total expenses........................     $   133,852
                                               ------------
  Deduct -
   Preliminary reduction of distribution expenses
    by principal underwriter (Note 3) ....     $   (35,905)
                                               ------------

      Net expenses........................     $    97,946
                                               ------------

        Net investment loss...............     $   (89,540)
                                               ------------


REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
  Net realized gain on investment transactions from
   portfolio (identified cost basis)......     $   986,994
  Change in unrealized appreciation
   of investments ........................      (2,858,330)
                                               ------------

  Net realized and unrealized loss on
   investments............................     $(1,871,336)
                                               ------------

    Net decrease in net assets from
     operations...........................     $(1,960,876)
                                               =============


See notes to financial statements


WRIGHT MANAGED EQUITY TRUST
--------------------------------------------------------------------------------------------------------------------------
WRIGHT SELECTED BLUE CHIP EQUITIES FUND (WBC)

                                                                                     Six Months Ended         Year Ended
STATEMENTS OF CHANGES IN NET ASSETS                                                    June 30, 2001        Dec. 31, 2000
---------------------------------------------------------------------------------------------------------------------------
                                                                                        (Unaudited)

INCREASE (DECREASE) IN NET ASSETS:
   From operations -
     Net investment loss........................................................     $    (89,540)         $   (159,062)
     Net realized gain on investments...........................................          986,994             7,617,593
     Change in unrealized appreciation of investments...........................       (2,858,330)           (1,953,601)
                                                                                      ------------          ------------
       Net increase (decrease) in net assets resulting from operations               $ (1,960,876)         $  5,504,930
                                                                                      ------------          ------------

   Distributions to shareholders (Note 1F) -
     From net investment income ................................................     $          -          $          -
     From net realized gain.....................................................       (2,013,498)          (12,357,950)
                                                                                      ------------          ------------
       Total distributions......................................................     $ (2,013,498)         $(12,357,950)
                                                                                      ------------          ------------
   Net increase (decrease) in net assets from fund share transactions (Note 4)..     $  5,844,266          $(16,493,096)
                                                                                      ------------          ------------
   Net increase (decrease) in net assets........................................     $  1,869,892          $(23,346,116)

NET ASSETS:

   At beginning of period.......................................................       51,201,241            74,547,357
                                                                                      ------------          ------------
   At end of period.............................................................     $ 53,071,133          $ 51,201,241
                                                                                     ==============        ==============

UNDISTRIBUTED NET INVESTMENT INCOME
   INCLUDED IN NET ASSETS AT END OF PERIOD......................................     $    834,839          $    924,379
                                                                                     ==============        ==============
See notes to financial statements

WRIGHT MANAGED EQUITY TRUST
-------------------------------------------------------------------------------
WRIGHT MAJOR BLUE CHIP EQUITIES FUND (WMBC)



                       STATEMENT OF ASSETS AND LIABILITIES

                            June 30, 2001 (Unaudited)

-------------------------------------------------------------------------------


ASSETS:
  Investments -
    Identified cost.......................     $113,424,288
    Unrealized appreciation...............       1,183,476
                                               ------------
  Total investments, at value (Note 1A)...     $114,607,764

  Receivable for fund shares sold.........             858
  Dividend and interest receivable........          66,977
  Receivable from investment adviser......           9,370
  Other assets............................           2,547
                                               ------------
    Total assets..........................     $114,687,516
                                               ------------

LIABILITIES:

  Cash overdraft..........................     $   380,825
  Accrued expenses and other liabilities..          19,833
                                               ------------
    Total liabilities.....................     $   400,658
                                               ------------
NET ASSETS................................     $114,286,858
                                               =============
NET ASSETS CONSIST OF:
  Proceeds from sales of shares (including the market
   value of securities received in exchange for fund
   shares and shares issued to shareholders in
   payment of distributions declared), less cost
   of shares reacquired...................     $126,480,278
  Accumulated undistributed net realized loss
   on investments (computed on the basis
   of identified cost)....................     (13,085,266)
  Unrealized appreciation of investments
   (computed on the basis of identified cost)    1,183,476
  Distributions in excess of net
   investment income......................        (291,630)
                                               ------------

   Net assets applicable to outstanding
    shares................................    $114,286,858
                                              =============
  Computation of net asset value, offering and redemption price per share:

   Standard shares:
   ---------------
    Net assets............................     $112,667,642
                                               =============
    Shares of beneficial interest outstanding     9,298,379
                                               =============
   Net asset value, offering price and redemption
    price per share of beneficial interest     $     12.12
                                               =============
   Institutional shares:
   --------------------
    Net assets............................     $ 1,619,216
                                               =============
    Shares of beneficial interest outstanding      220,247
                                               =============
   Net asset value, offering price and redemption
    price per share of beneficial interest     $      7.35
                                               =============

See notes to financial statements


                             STATEMENT OF OPERATIONS

             For the Six Months Ended June 30, 2001 (Unaudited)
-------------------------------------------------------------------------------


INVESTMENT INCOME (Note 1C):
  Income -
   Dividend income........................     $   563,184
   Interest income........................          47,604
                                               ------------
    Investment income.....................     $   610,788
                                               ------------
  Expenses -

   Investment adviser fee (Note 2)........     $   359,762
   Administrator fee - (Note 2)...........          67,223
   Compensation of Trustees not employees of the
    investment adviser or administrator...           2,956
   Custodian fee - Standard shares (Note 1D)        33,501
   Custodian fee - Institutional shares (Note 1D)      368
   Distribution expenses -
    Standard shares (Note 3)..............         149,335
   Transfer and dividend disbursing agent fees
    - Standard shares.....................          11,230
    - Institutional shares................             477
   Shareholder communications.............          13,967
   Printing...............................           4,018
   Audit services.........................          32,010
   Legal services.........................           1,594
   Registration costs - Standard shares...           9,278
   Registration costs - Institutional shares        10,150
   Miscellaneous..........................           3,432
                                               ------------
    Total expenses........................     $   699,301
                                               ------------
  Deduct -
   Preliminary allocation of expenses to the
    investment adviser (Note 2) ..........     $    (9,370)
                                               ------------
      Net expenses........................     $   689,931
                                               ------------
        Net investment loss...............     $   (79,143)
                                               ------------

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
  Net realized loss on investment transactions
   (identified cost basis)................     $(8,339,878)
  Change in unrealized appreciation
   of investments.........................      (6,777,253)
                                               ------------

  Net realized and unrealized loss
   on investments.........................     $(15,117,131)
                                               ------------

   Net decrease in net assets fro
    operations............................     $(15,196,274)
                                               =============

See notes to financial statements

WRIGHT MANAGED EQUITY TRUST
--------------------------------------------------------------------------------------------------------------------------------
WRIGHT MAJOR BLUE CHIP EQUITIES FUND

                                                                                     Six Months Ended         Year Ended
STATEMENTS OF CHANGES IN NET ASSETS                                                    June 30, 2001         Dec. 31,2000
---------------------------------------------------------------------------------------------------------------------------------
                                                                                        (Unaudited)

INCREASE (DECREASE) IN NET ASSETS:
   From operations -
     Net investment loss........................................................     $    (79,143)         $     (4,331)
     Net realized gain (loss) on investments....................................       (8,339,878)              595,107
     Change in unrealized appreciation of investments...........................       (6,777,253)          (20,558,435)
                                                                                      ------------          ------------
       Net decrease in net assets resulting from operations.....................     $(15,196,274)         $(19,967,659)
                                                                                      ------------          ------------

   Distributions to shareholders (Note 1F) -
     In excess of net investment income - Standard shares.......................     $          -          $    (99,711)
     From net realized gain - Standard shares...................................                -            (5,793,708)
     From net realized gain - Institutional shares..............................                -              (112,436)
                                                                                      ------------          ------------
       Total distributions......................................................     $          -          $ (6,005,855)
                                                                                      ------------          ------------

   Net increase (decrease) in net assets from fund share transactions (Note 4)
     Standard shares............................................................     $ (7,576,591)         $ 16,539,553
     Institutional shares.......................................................          340,037              (241,856)
                                                                                      ------------          ------------
   Net increase (decrease)in net assets from fund share transactions............     $ (7,236,554)         $ 16,297,697
                                                                                      ------------          ------------
   Net decrease in net assets...................................................     $(22,432,828)         $ (9,675,817)

NET ASSETS:

   At beginning of period.......................................................      136,719,686           146,395,503
                                                                                      ------------          ------------
   At end of period.............................................................     $114,286,858          $136,719,686
                                                                                     ==============        ==============

DISTRIBUTIONS IN EXCESS OF NET INVESTMENT INCOME INCLUDED IN NET ASSETS
   AT END OF PERIOD.............................................................     $   (291,630)         $   (212,487)
                                                                                     ==============        ==============

See notes to financial statements

WRIGHT MANAGED EQUITY TRUST
-------------------------------------------------------------------------------
WRIGHT INTERNATIONAL BLUE CHIP EQUITIES FUND (WIBC)



                       STATEMENT OF ASSETS AND LIABILITIES

                            June 30, 2001 (Unaudited)
-------------------------------------------------------------------------------


ASSETS:

  Investment in portfolio, at value
   (identified cost, $104,312,840) (Note 1A)   $96,134,160
                                               ------------
    Total assets..........................     $96,134,160
                                               ------------


LIABILITIES:

  Payable for fund shares reacquired......     $     4,282
  Accrued expenses and other liabilities..          20,441
                                               ------------
    Total liabilities.....................     $    24,723
                                               ------------
NET ASSETS................................     $96,109,437
                                               =============

NET ASSETS CONSIST OF:
  Proceeds from sales of shares (including the market
   value of securities received in exchange for fund
   shares and shares issued to shareholders in
   payment of distributions declared), less cost
   of shares reacquired...................     $111,376,725
  Accumulated undistributed net realized loss on
   investments and foreign currency (computed
   on the basis of identified cost).......      (8,625,429)
  Unrealized depreciation of investments
   (computed on the basis of identified cost)   (8,178,680)
  Undistributed net investment income.....       1,536,821
                                               ------------

   Net assets applicable to outstanding
    shares................................     $96,109,437
                                               =============

  Computation of net asset value, offering and redemption price per share:

   Standard shares:
   --------------
    Net assets............................     $80,483,985
                                               =============
    Shares of beneficial interest outstanding    6,467,468
                                               =============
    Net asset value, offering price, and redemption
    price per share of beneficial interest     $     12.44
                                               =============
   Institutional shares:
   --------------------
    Net assets............................     $15,625,451
                                               =============
    Shares of beneficial interest outstanding    2,663,089
                                               =============
    Net asset value, offering price, and
    redemption price per share
      of beneficial interest..............     $      5.87
                                               =============

See notes to financial statements

                             STATEMENT OF OPERATIONS

              For the Six Months Ended June 30, 2001 (Unaudited)
-------------------------------------------------------------------------------


INVESTMENT INCOME (Note 1C):
  Income -
   Dividend income allocated from portfolio    $   952,024
   Interest income allocated from portfolio        146,383
   Less: Foreign taxes allocated from portfolio   (117,949)
   Expenses allocated from portfolio......        (650,527)
                                               ------------
    Investment income.....................     $   329,931
                                               ------------

  Expenses -

   Administrator fee (Note 2).............     $    10,467
   Compensation of Trustees not employees of
    the investment adviser or administrator          2,956
   Custodian fee - Standard shares (Note 1D)         7,325
   Custodian fee - Institutional shares (Note 1D)    5,010
   Distribution expenses-Standard shares (Note 3)  117,289
   Transfer and dividend disbursing agent fees
    -Standard shares......................           9,010
   Transfer and dividend disbursing agent fees
    -Institutional shares.................           1,584
  Shareholder communications
    - Standard shares.....................          14,392
  Shareholder communications
    - Institutional shares................             147
   Printing...............................           3,677
   Audit services.........................          15,070
   Legal services.........................           1,594
   Registration costs - Standard shares...          12,150
   Registration costs - Institutional shares        10,316
   Miscellaneous..........................           4,282
                                               ------------
    Total expenses........................     $   215,269
                                               ------------
        Net investment income.............     $   114,662
                                               ------------

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
  Net realized loss on investment and foreign
   currency transactions from portfolio
   (identified cost basis)................     $(4,800,651)
  Change in unrealized depreciation
   of investments and translation of assets and
   liabilities in foreign currencies
   from portfolio.........................     (17,356,407)
                                               ------------
   Net realized and unrealized loss on
   investments............................    $(22,157,058)
                                               ------------

    Net decrease in net assets from
     operations...........................    $(22,042,396)
                                              =============


See notes to financial statements

WRIGHT MANAGED EQUITY TRUST
-------------------------------------------------------------------------------
WRIGHT INTERNATIONAL BLUE CHIP EQUITIES FUND (WIBC)




                                                                                     Six Months Ended         Year Ended
STATEMENTS OF CHANGES IN NET ASSETS                                                    June 30, 2001        Dec. 31, 2000
----------------------------------------------------------------------------------------------------------------------------------
                                                                                        (Unaudited)

INCREASE (DECREASE) IN NET ASSETS:
   From operations -
     Net investment income......................................................     $    114,662          $  1,191,964
     Net realized gain (loss) on investments....................................       (4,800,651)           16,091,374
     Change in unrealized depreciation of investments...........................      (17,356,407)          (45,042,363)
                                                                                      ------------          ------------
       Net decrease in net assets resulting from operations.....................     $(22,042,396)         $(27,759,025)
                                                                                      ------------          ------------

   Distributions to shareholders (Note 1F) -
     From net realized gain -
       Standard shares..........................................................     $          -          $ (2,886,508)
       Institutional shares.....................................................                -              (951,423)
                                                                                      ------------          ------------
       Total distributions......................................................     $          -          $ (3,837,931)
                                                                                      ------------          ------------

   Net increase (decrease) in net assets from fund share transactions (Note 4) -
       Standard shares..........................................................     $(11,660,588)         $ (9,859,758)
       Institutional shares.....................................................        1,015,000            (1,610,293)
                                                                                      ------------          ------------
   Net decrease in net assets from fund share transactions......................     $(10,645,588)         $(11,470,051)
                                                                                      ------------          ------------
   Net decrease in net assets...................................................      (32,687,984)         $(43,067,007)

NET ASSETS:

   At beginning of period.......................................................      128,797,421           171,864,428
                                                                                      ------------          ------------
   At end of period.............................................................     $ 96,109,437          $128,797,421
                                                                                     ==============        ==============

UNDISTRIBUTED NET INVESTMENT INCOME
   INCLUDED IN NET ASSETS AT END OF PERIOD......................................     $  1,536,821          $  1,422,159
                                                                                     ==============        ==============

See notes to financial statements


WRIGHT MANAGED EQUITY TRUST
--------------------------------------------------------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS

                                                                           Year Ended December 31,
                                                ---------------------------------------------------------------------------
Wright Selected Blue Chip Equities Fund         2001(6)(7)     2000(6)        1999         1998         1997        1996
---------------------------------------------------------------------------------------------------------------------------


Net asset value, beginning of period........     $ 13.43      $ 15.130     $  17.630    $  19.200    $  17.730    $ 16.830
                                                 --------     --------     --------     --------     --------     --------

Income (loss) from investment operations:

     Net investment income (loss)* .........     $ (0.047)    $ (0.041)    $   0.181    $   0.095    $   0.133    $  0.204
     Net realized and unrealized gain (loss)       (0.500)       1.638         0.638       (0.139)       5.172       2.886
                                                  --------     --------     --------     --------     --------     --------

         Total income (loss)
         from investment operations.........     $ (0.547)    $  1.597     $   0.819    $  (0.044)   $   5.305    $  3.090
                                                 --------     --------     --------     --------     --------     --------

Less distributions:

     Dividends from investment income.......     $  -         $  -         $  (0.055)   $  (0.090)   $  (0.145)   $ (0.200)
     Distributions from capital gains.......       (0.483)      (3.297)       (3.264)      (1.366)      (3.690)     (1.990)
     In excess of net realized gain on investments    -             -            -         (0.070)      -              -
                                                  --------     --------     --------     --------     --------     --------

         Total distributions................     $ (0.483)    $ (3.297)    $  (3.319)   $  (1.526)   $  (3.835)   $ (2.190)
                                                  --------     --------     --------     --------     --------     --------

Net asset value, end of period..............     $ 12.40      $ 13.430     $  15.130    $  17.630    $  19.200    $ 17.730
                                                 ==========   ==========   ==========   ==========   ==========   ==========

Total return(1) ............................       (3.79%)      10.75%         5.75%        0.14%       32.70%      18.57%

Ratios/Supplemental Data*:

     Net assets, end of period (000 omitted)     $  53,071    $  51,201    $  74,547    $ 220,965    $ 259,411    $208,166
     Ratio of net expenses to average net assets     1.25%(3)(8)  1.26%(3)     1.16%(3)     1.11%(3)     1.08%(3)    1.04%

     Ratio of net expenses after custodian fee
        reduction to average net assets(5)..         1.25%(3)(8)  1.25%(3)     1.15%(3)     1.11%(3)     1.08%(3)    1.04%

     Ratio of net investment income (loss) to average
        net assets..........................        (0.34%)(8)   (0.28%)       0.36%        0.46%        0.75%       1.15%
     Portfolio turnover rate  ..............           24%(4)       55%(4)      106%(4)       78%(4)       10%(2)      43%(2)

----------------------------------------------------------------------------------------------------------------------------------

* For the six months ended June 30, 2001 and the years ended December 31, 2000 and 1999, the distributor reduced its fees. Had such action not been undertaken, net investment income (loss) per share and the ratios would have been as follows:

                                                  2001(7)       2000          1999
                                                  ----   -------------------------

     Net investment income (loss) per share.     $ (0.071)    $ (0.051)    $   0.151
                                                 ==========   ==========   ==========
     Ratios (As a percentage of average net assets):

         Expenses...........................        1.42%(3)(8)  1.33%(3)      1.22%(3)
                                                 ==========   ==========   ==========
         Expenses after custodian fee
          reduction(5.......................        1.42%(3)(8)  1.32%(3)       1.21%(3)
                                                 ==========   ==========   ==========
         Net investment income (loss).......       (0.51%)(8)   (0.35%)        0.30%
                                                 ==========   ==========   ==========
-------------------------------------------------------------------------------------------------------------------------------

(1)Total investment return is calculated assuming a purchase at the net asset value on the first day and a sale at the net asset value on the last day of each period reported. Dividends and distributions, if any, are assumed to be invested at the net asset value on the reinvestment date.

(2)Portfolio turnover represents the rate of portfolio activity for the period while the fund was making investments directly in securities.

(3)Includes each fund's share of its corresponding portfolio's allocated expenses.
(4)Represents portfolio turnover rate of the fund's corresponding portfolio.
(5)Custodian fees were reduced by credits resulting from cash balances the trust maintained with the custodian (Note 1D). The computation of net expenses to average daily net assets reported above is computed without consideration of such credits.

(6)Certain per share amounts are based on average shares outstanding.
(7)For the six months ended June 30, 2001 (unaudited).
(8)Annualized.

See notes to financial statements



WRIGHT MANAGED EQUITY TRUST
----------------------------------------------------------------------------------------------------------------------------------


                                                                           Year Ended December 31,
                                               -----------------------------------------------------------------------------------
Wright Major Blue Chip Equities Fund            2001(4)(7)     2000(4)       1999(4)       1998         1997         1996
----------------------------------------------------------------------------------------------------------------------------------
                                                                               Standard Shares
----------------------------------------------------------------------------------------------------------------------------------

Net asset value, beginning of period........     $ 13.690     $ 16.290     $  13.670    $  12.020    $  12.450     $ 12.650
                                                 --------     --------     --------     --------     --------      --------

Income (loss) from investment operations:

     Net investment income (loss)(1) .......     $ (0.008)    $ (0.001)    $   0.042    $   0.091    $   0.100     $  0.064
     Net realized and unrealized gain (loss)       (1.562)      (2.005)        3.202        2.324        3.515        2.131
                                                 --------     --------     --------     --------     --------      --------

         Total income (loss)
         from investment operations.........     $ (1.570)    $ (2.006)    $   3.244    $   2.415    $   3.615     $  2.195
                                                 --------     --------     --------     --------     --------      --------

Less distributions:

     Dividends from investment income.......     $  -         $  -         $  (0.039)   $  (0.055)   $  (0.085)    $ (0.120)
     In excess of investment income.........        -           (0.010)       (0.006)       -            -            -
     Distributions from capital gains.......        -           (0.584)       (0.579)      (0.710)      (3.960)      (2.275)
                                                 --------     --------     --------     --------     --------      --------

         Total distributions................     $  -         $ (0.594)    $  (0.624)   $  (0.765)   $  (4.045)    $ (2.395)
                                                 --------     --------     --------     --------     --------      --------

Net asset value, end of period..............     $ 12.12      $ 13.690     $  16.290    $  13.670    $  12.020     $ 12.450
                                                 ==========   ==========   ==========   ==========   ==========   ==========

Total Return(3) ............................      (11.47%)     (12.49%)       23.95%       20.43%       33.86%       17.63%

Ratios/Supplemental Data(1):

     Net assets, end of period (000 omitted)     $ 112,668    $ 135,262    $ 144,359    $  50,878    $  27,721     $ 25,815
     Ratio of net expenses to average net assets     1.14%(8)     1.06%(6)     1.05%        1.07%(2)     1.08%(2)     1.08%(2)

     Ratio of net expenses after custodian fee
        reduction to average net assets ....        1.14%(8)      1.06%        1.05%        1.05%(2)     1.05%(2)     1.05%(2)
     Ratio of net investment income (loss) to
        average net assets .................       (0.13%)(8)   (0.00%)(5)     0.27%        0.49%        0.68%        0.90%
     Portfolio turnover rate................           25%          88%          59%          36%          89%         45%

----------------------------------------------------------------------------------------------------------------------------------

(1)For the six months ended June 30, 2001 and for the years ended December 31, 1999, 1998, 1997 and 1996. The operating expenses of the Fund were reduced by an allocation of expenses to the distributor and/or investment adviser. Had such action not been undertaken, net investment income per share and the ratios would have been as follows:

                                                  2001(7)                     1999         1998         1997         1996
                                                  --------                   -------------------------------------------

     Net investment income (loss) per share.     $ (0.008)                 $   0.034    $   0.052    $   0.049     $  0.061
                                                 ==========                ==========   ==========   ==========   ==========
     Ratios (As a percentage of average net assets):

       Expenses.............................        1.14%(8)                   1.10%        1.28%        1.43%        1.12%
                                                 ==========                ==========   ==========   ==========   ==========
       Expenses after custodian fee reduction(2     1.14%(8)                   1.10%        1.26%        1.40%        1.09%
                                                 ==========                ==========   ==========   ==========   ==========
       Net investment income................       (0.13%)(8)                  0.22%        0.28%        0.33%        0.86%
                                                 ==========                ==========   ==========   ==========   ==========

-------------------------------------------------------------------------------------------------------------------------------

(2)Custodian fees were reduced by credits resulting from cash balances the trust maintained with the custodian (Note 1D). The computation of net expenses to average daily net assets reported above is computed without consideration of such credits.

(3)Total investment return is calculated assuming a purchase at the net asset value on the first day and a sale at the net asset value on the last day of each period reported. Dividends and distributions, if any, are assumed to be invested at the net asset value on the reinvestment date.

(4)Certain per share amounts are based on average shares outstanding.
(5)Amount represents less than (0.00%) of average net shares.
(6)Under a written agreement, Wright waives a portion of its advisory fee and assumes operating expenses to the extent necessary to limit expense ratios to 1.25%.

(7)For the six months ended June 30, 2001 (unaudited).
(8)Annualized.

See notes to financial statements



WRIGHT MANAGED EQUITY TRUST
--------------------------------------------------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS

                                                                                  Year Ended December 31,
                                                                           -----------------------------------------------
Wright Major Blue Chip Equities Fund                                         2001(6)      2000(3)     1999(3)++
--------------------------------------------------------------------------------------------------------------------------

                                                                                   Institutional Shares

Net asset value, beginning of period........                               $   8.310    $  10.110    $  10.000
                                                                           ---------     --------     --------
Income (loss) from investment operations:

     Net investment income(1) ..............                               $   0.000(5) $   0.007    $   0.001
     Net realized and unrealized gain (loss)                                  (0.960)      (1.223)       0.688
                                                                           -----------    --------     --------
         Total income (loss)
          from investment operations........                               $  (0.960)   $  (1.216)   $   0.689
                                                                           -----------    ----------     --------

Less distributions:

     Distributions from capital gains.......                               $   -        $  (0.584)   $  (0.267)
     Distributions in excess of capital gains                                  -            -           (0.312)
                                                                           --------     ---------     --------
         Total distributions................                               $   -        $  (0.584)   $  (0.579)
                                                                           --------     --------     --------
Net asset value, end of period..............                               $   7.350    $   8.31     $  10.110
                                                                           ==========   ==========   ==========

Total Return(2) ............................                                 (11.55%)     (12.38%)       7.15%

Ratios/Supplemental Data(1):

     Net assets, end of period (000 omitted)                               $   1,619    $   1,458    $   2,037
     Ratio of net expenses to average net assets                               1.00%(8)     1.00%(4)     1.19%(8)
     Ratio of net investment income to average
        net assets .........................                                   0.00%(7)(8)  0.70%        0.02%(8)
     Portfolio turnover rate................                                     25%          88%          59%

-------------------------------------------------------------------------------------------------------------------------------

(1)For the six months ended June 30, 2001 and for the years ended December 31, 2000 and 1999, the operating expenses of the fund were reduced by an allocation of expenses to the investment adviser, or the administrator and distributor reduced their fees. Had such action not been undertaken, net investment loss per share and the ratios would have been as follows:

                                                                             2001(6)       2000         1999++
                                                                             ----       ------------------------

     Net investment loss per share..........                               $  (0.043)   $  (0.020)   $  (0.001)
                                                                           ==========   ==========   ==========
     Ratios (As a percentage of average net assets):

         Expenses...........................                                   2.21%(8)     1.25%        1.22%(8)
                                                                           ==========   ==========   ==========
         Net investment loss................                                  (1.21%)(8    (0.18%)      (0.01%)(8)
                                                                           ==========   ==========   ==========

---------------------------------------------------------------------------------------------------------------------------------

(2)Total investment return is calculated assuming a purchase at the net asset value on the first day and a sale at the net asset value on the last day of each period reported. Dividends and distributions, if any, are assumed to be invested at the net asset value on the reinvestment date.

(3Certain per share amounts are based upon average shares outstanding.
(4)Under a written agreement, Wright waives a portion of its advisory fee and assumes operating expenses to the extent necessary to limit expense ratios to 1.00%.

(5)Represents less than $(0.001) per share.
(6)For the six months ended June 30, 2001 (unaudited).
(7)Amount represents less than (0.00%) of average net assets.
(8)Annualized.
++ For the period from July 14, 1999 (inception of offering Institutional shares) to December 31, 1999.

See notes to financial statements



WRIGHT MANAGED EQUITY TRUST
---------------------------------------------------------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS

                                                                                  Year Ended December 31,
                                                ---------------------------------------------------------------------------------
Wright International Blue Chip Equities Fund    2001(5)(6)     2000(5)       1999(5)       1998         1997         1996
---------------------------------------------------------------------------------------------------------------------------------

                                                                               Standard Shares

---------------------------------------------------------------------------------------------------------------------------------

Net asset value, beginning of period........       $15.180      $18.900      $16.020      $16.020      $16.690     $14.770
                                                 ---------    ---------    ---------    ---------    ---------    ---------

Income (loss)  from investment operations:

     Net investment income (loss) ..........       $ 0.012      $ 0.135     $ (0.004)     $ 0.078      $ 0.185     $ 0.128
     Net realized and unrealized gain (loss)        (2.752)      (3.455)       5.181        0.868        0.048+      2.902
                                                 ---------    ---------    ---------    ---------    ---------    ---------
         Total income (loss)
         from investment operations.........      $ (2.740)    $ (3.320)     $ 5.177      $ 0.946      $ 0.233     $ 3.030
                                                 ---------    ---------    ---------    ---------    ---------    ---------

Less distributions:

     Dividends from investment income.......       $ -          $ -          $ -         $ (0.070)    $ (0.163)   $ (0.100)
     Distributions from capital gains.......         -           (0.400)      (2.297)      (0.876)      (0.740)     (1.010)
                                                 ---------    ---------    ---------    ---------    ---------    ---------

         Total distributions................       $ -         $ (0.400)    $ (2.297)    $ (0.946)    $ (0.903)   $ (1.110)
                                                 ---------    ---------    ---------    ---------    ---------    ---------

Net asset value, end of period..............       $12.440      $15.180      $18.900      $16.020      $16.020     $16.690
                                                ==========   ==========   ==========   ==========   ==========   ==========

Total return(1) ............................       (18.05%)     (17.58%)      34.26%        6.14%        1.54%      20.73%

Ratios/Supplemental Data

     Net assets, end of period (000 omitted)       $80,484     $110,868     $147,610      $193,327     $212,698    $268,732
     Ratio of total expenses to average
      daily net asset......................          1.59%(3)(7)   1.49%(3     1.49%(3)      1.35%(3)   1.31%(3)     1.30%

     Ratio of net investment income (loss) to average
        daily net assets                             0.18%(7)     0.76%       (0.02%)       0.42%+       0.82%       0.82%
     Portfolio turnover rate  ..............           21%(4)       53%(4)      105%(4)       66%(4)        4%(2)      29%(2)

-------------------------------------------------------------------------------------------------------------------------------

(1)Total investment return is calculated assuming a purchase at the net asset value on the first day and a sale at the net asset value on the last day of each period reported. Dividends and distributions, if any, are assumed to be invested at the net asset value on the reinvestment date.

(2)Portfolio turnover represents the rate of portfolio activity for the period while the fund was making investments directly in securities.

(3)Includes each fund's share of its corresponding Portfolio's allocated expenses.
(4)Represents portfolio turnover rate of the fund's corresponding portfolio.
(5)Certain per share amounts are based on average shares outstanding.
(6)For the six months ended June 30, 2001 (unaudited).
(7)Annualized.

+ Per share amount is not in accordance with the net realized and unrealized gain (loss) for the period because of the timing of sales of fund shares and the amounts per share of realized and unrealized gains and losses at such times.

See notes to financial statements



WRIGHT MANAGED EQUITY TRUST
-----------------------------------------------------------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS

                                                                                        Year Ended December 31,
                                                            -----------------------------------------------------------------------
Wright International Blue Chip Equities Fund                 2001(4)(6)      2000(4)      1999(4)       1998         1997*
----------------------------------------------------------------------------------------------------------------------------------

                                                                                         Institutional Shares

Net asset value, beginning of period........                  $  7.150     $   9.160    $   8.750    $   9.130     $ 10.000
                                                              --------     --------     --------     --------      --------

Income (loss) from Investment Operations:

     Net investment income (loss) ..........                  $ (0.012)    $   0.070    $   0.014    $   0.159     $  0.006
     Net realized and unrealized gain (loss)                    (1.268)       (1.680)       2.693        0.487       (0.646)+
                                                              --------     --------     --------     --------      --------
         Total income (loss)
         from investment operations.........                  $ (1.280)    $  (1.610)   $   2.707    $   0.646     $ (0.640)
                                                              --------     --------     --------     --------      --------
Less distributions:

     Dividends from investment income.......                  $  -         $   -        $   -        $  (0.150)    $  -
     Distributions from capital gains.......                     -            (0.400)      (2.297)      (0.876)      (0.230)
                                                              --------     --------     --------     --------      --------

         Total distribution.................                  $  -         $  (0.400)   $  (2.297)   $  (1.026)    $ (0.230)
                                                              --------     --------     --------     --------      --------

Net asset value, end of period..............                  $  5.870     $   7.150    $   9.160    $   8.750     $  9.130
                                                              =========    =========    =========    =========    =========

Total return(1) ............................                    (17.90%)      (17.62%)      34.49%        7.54%      (6.37%)

Ratios/Supplemental Data:

     Net assets, end of period (000 omitted)                  $  15,625    $  17,929    $  24,254    $  18,511     $ 45,094
     Ratio of total expenses to average daily
       net assets...........................                     1.45%(2)++    1.30%(2)     1.28%(2)     1.12%(2)     1.16%(2)++
     Ratio of net investment income to average daily
       net assets...........................                     0.38%++       0.87%        0.16%        0.73%      0.15%++
     Portfolio turnover rate................                      21%(3)       53%(3)      105%(3)       66%(3)       4%(5)

----------------------------------------------------------------------------------------------------------------------------------

(1)Total investment return is calculated assuming a purchase at the net asset value on the first day and a sale at the net asset value on the last day of each period reported. Dividends and distributions, if any, are assumed to be invested at the net asset value on the reinvestment date.

(2)Includes each fund's share of its corresponding portfolio's allocated expenses.
(3)Represents portfolio turnover rate of the fund's corresponding portfolio.
(4)Certain per share amounts are based on average shares outstanding.
(5)Portfolio turnover represents the rate of portfolio activity for the period while the fund was making investments directly in securities.

(6)For the six months ended June 30, 2001 (unaudited).

+ Per share amount is not in accordance with the net realized and unrealized gain (loss) for the period because of the timing of sales of fund shares and the amounts per share of realized and unrealized gains and losses at such times.

++ Annualized.
* For the period from July 7, 1997 (inception of offering institutional shares) to December 31, 1997.

See notes to financial statements

WRIGHT MANAGED EQUITY TRUST
-------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS (unaudited)

(1)  SIGNIFICANT ACCOUNTING POLICIES

     The Wright Managed Equity Trust (the Trust), issuer of Wright Selected Blue Chip Equities Fund (WBC) series, Wright Major Blue Chip Equities Fund (WMBC) series, and Wright International Blue Chip Equities Fund (WIBC) series
(collectively, the Funds), is registered under the Investment Company Act of 1940, as amended, as a diversified, open-end, management investment company. WBC and WIBC invest all of their investable assets in interests in a separate corresponding open-end management investment company (a Portfolio), a New York Trust, having the same investment objective as its corresponding fund. WBC invests its assets in the Selected Blue Chip Equities Portfolio and WIBC invests its assets in the International Blue Chip Equities Portfolio. The value of each fund's investment in its corresponding Portfolio reflects the fund's proportionate interest in the net assets of that Portfolio (98.5% and 99.3% at June 30, 2001 for WBC and WIBC, respectively). The performance of each fund is directly affected by the performance of its corresponding Portfolio. The financial statements of each Portfolio, including the portfolio of investments, are included elsewhere in this report and should be read in conjunction with each fund's financial statements. The following is a summary of significant accounting policies consistently followed by the Trust in the preparation of its financial statements. The policies are in conformity with accounting principles generally accepted in the United States of America.

A. Investment Valuations - For WMBC securities listed on securities exchanges or in the NASDAQ National Market are valued at closing sale prices, if those prices are deemed to be representative of market values at the close of business. Unlisted or listed securities for which closing sale prices are not available are valued at the mean between the latest bid and asked prices. Short-term obligations maturing in sixty days or less are valued at amortized cost, which approximates fair value. Securities for which market quotations are unavailable or deemed not to be representative of market values at the close of business are appraised at their fair value as determined in good faith by or at the direction of the Trustees. Valuation of securities by WBC and WIBC are discussed in Note 1A of the Portfolios' Notes to Financial Statements which are included elsewhere in this report.

B. Foreign Currency Translation - Investment security valuations, other assets, and liabilities initially expressed in foreign currencies are translated each business day into U.S. dollars based upon current exchange rates. Purchases and sales of foreign investment securities and income and expenses are translated into U.S. dollars based upon currency exchange rates prevailing on the respective dates of such transactions.

C. Income - For WMBC, dividend income and distributions to shareholders are recorded on the ex-dividend date. Interest income is recorded on the accrual basis. However, if the ex-dividend date has passed, certain dividends from foreign securities are recorded as the fund is informed of the ex-dividend date. The net investment income of WBC and WIBC consists of the fund's pro rata share of the net investment income of its corresponding Portfolio, less all actual and accrued expenses of each fund determined in accordance with accounting principles generally accepted in the United States of America.

D. Expense Reduction - The funds have entered into an arrangement with its custodian whereby interest earned on uninvested cash balances is used to offset custodian fees. All significant reductions are reported as a reduction of expenses in the fund's Statement of Operations.

E. Federal Taxes - The Trust's policy is to comply with the provisions of the Internal Revenue Code (the Code) available to regulated investment companies and distribute to shareholders each year all of its taxable income, including any net realized gain on investments. Accordingly, no provision for federal income or excise tax is necessary. Withholding taxes on foreign dividends have been provided for in accordance with the Trust's understanding of the applicable country's tax rules and rates.

F. Distributions - The Trust requires that differences in the recognition or classification of income between the financial statements and tax earnings and profits which result only in temporary overdistributions for financial statement purposes, are classified as distributions in excess of net investment income or accumulated net realized gains. Distributions in excess of tax basis earnings and profits are reported in the financial statements as a return of capital. Permanent differences between book and tax accounting for certain items may result in reclassification of these items.

G.   Other - Investment transactions are accounted for on a trade-date basis.

H. Use of Estimates - The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenue and expense during the reporting period. Actual results could differ from those estimates.

I. Multiple Classes of Shares of Beneficial Interest - Each fund is authorized to offer a standard share class and an institutional share class. The share classes differ in their respective distribution and service fees. All shareholders bear the common expenses of the fund pro rata based on the average daily net assets of each class, without distinction between share classes. Dividends are declared separately for each class. Each class has equal rights as to voting, redemption, dividends, and liquidation. At June 30, 2001, only WMBC and WIBC had an institutional share class.

J. Reclassifications - Certain amounts in the prior periods' financial statements have been reclassified to conform to the current year's presentation.

K. Interim Financial Information - The interim financial statements relating to June 30, 2001 and for the six month period then ended have not been audited by independent certified public accountants, but in the opinion of the Trust's management, reflect all adjustments, consisting only of normally recurring adjustments, necessary for the fair presentation of the financial statements.

(2)  INVESTMENT ADVISER FEE AND OTHER TRANSACTIONS WITH AFFILIATES

     The Trust has engaged Wright Investors' Service, Inc. (Wright) to act as investment adviser to the funds pursuant to the respective Investment Advisory Contracts. Wright furnishes each fund with investment management, investment advisory, and other services. For its services, Wright is compensated based upon a percentage of average daily net assets which rate is adjusted as average daily net assets exceed certain levels. For the six months ended June 30, 2001, for WMBC the effective annual rate was 0.59%. The Portfolios have engaged Wright to render investment advisory services. See Note 2 of the Portfolios' Notes to Financial Statements which are included elsewhere in this report. To enhance the net income of the fund, $9,370 of expenses were allocated to the investment adviser for WMBC-Institutional Shares on a preliminary basis. The Trust also has engaged Eaton Vance Management (Eaton Vance) to act as administrator of the Trust. Under the Administration Agreement, Eaton Vance is responsible for managing the business affairs of the Trust and is compensated based upon a percentage of average daily net assets which rate is reduced as average daily net assets exceed certain levels. For the six months ended June 30, 2001, the effective annual rate was 0.02% for WBC, 0.11% for WMBC, and 0.02% for WIBC. Certain of the Trustees and officers of the Trust are Trustees or officers of the above organizations. Except as to Trustees of the Trust who are not employees of Eaton Vance or Wright, Trustees and officers receive remuneration for their services to the Trust out of the fees paid to Eaton Vance and Wright.

(3)  DISTRIBUTION EXPENSES

     The Trustees have adopted a Distribution Plan (the Plan) pursuant to Rule 12b-1 of the Investment Company Act of 1940. The Plan provides that each of the funds will pay Wright Investors' Service Distributors, Inc. (Principal Underwriter), a wholly-owned subsidiary of The Winthrop Corporation, an annual rate of 0.25% of each fund's average daily net assets attributable to Standard shares for activities primarily intended to result in the sale of each fund's Standard shares. To enhance the net income of WBC, the principal underwriter made a reduction of its fee by $35,905 on a preliminary basis. In addition, the Trustees have adopted a service plan (the Service Plan) which allows the funds to reimburse the Principal Underwriter for payments to intermediaries for providing account administration and account maintenance services to their customers who are beneficial owners of shares. The amount of service fee payable under the Service Plan with respect to each class of shares may not exceed 0.25% annually of the average daily net assets attributable to the respective classes. For the six months ended June 30, 2001, the funds did not accrue or pay any service fees.

(4)  SHARES OF BENEFICIAL INTEREST

     The Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest (without par value). Transactions in fund shares were as follows:

                                                                  Six Months Ended                     Year Ended
                                                              June 30, 2001 (Unaudited)             December 31, 2000
                                                              --------------------------------------------------------------
                                                              Shares            Amount          Shares            Amount
----------------------------------------------------------------------------------------------------------------------------


Wright Selected Blue Chip Equities Fund--
   Sold...................................................     845,071    $  10,735,456       1,229,504     $  18,316,639
   Issued to shareholders in payment of distributions declared 152,753        1,755,132         726,990        10,252,952
   Reacquired.............................................    (529,373)      (6,646,322)     (3,072,920)      (45,062,687)
                                                            -----------   --------------     -----------    --------------

     Net increase (decrease)..............................     468,451    $   5,844,266      (1,116,426)    $ (16,493,096)
                                                            ============= =================  ============= =================

Wright Major Blue Chip Equities Fund -- Standard Shares

   Sold..................................................    1,365,447    $  17,390,334       4,835,365     $  75,778,634
   Issued to shareholders in payment of distributions
    declared.............................................       -                -              346,519         5,123,195
 Reacquired..............................................   (1,948,705)     (24,966,925)     (4,162,980)      (64,362,276)
                                                            -----------   --------------     -----------    --------------

     Net increase (decrease)..............................    (583,258)   $  (7,576,591)      1,018,904     $  16,539,553
                                                            ============= ===============  ============= =================

Wright Major Blue Chip Equities Fund -- Institutional Shares

   Sold...................................................      47,224    $     360,037          65,428     $     631,000
   Issued to shareholders in payment of distributions
    declared..............................................          -                -           12,360           111,144
   Reacquired.............................................      (2,475)         (20,000)       (103,702)         (984,000)
                                                            -----------   --------------     -----------    --------------
     Net increase (decrease)..............................      44,749    $     340,037         (25,914)    $    (241,856)
                                                            ============= ===============    ============= =================

Wright International Blue Chip Equities Fund-- Standard Shares:
   Sold...................................................     881,411    $  11,886,007       6,364,651     $ 113,493,806
   Issued to shareholders in payment of distributions
    declared..............................................       -                  -            155,700        2,382,647
   Reacquired.............................................  (1,718,718)     (23,546,595)     (7,025,315)     (125,736,211)
                                                            -----------   --------------     -----------    --------------

     Net decrease.........................................    (837,307)   $ (11,660,588)       (504,964)    $  (9,859,758)
                                                            ============= ==============    ============= =================

Wright International Blue Chip Equities Fund-- Institutional Shares:
   Sold...................................................     158,515    $   1,025,000          77,877     $     675,724
   Issued to shareholders in payment of distributions declared      -                -          127,588           921,183
   Reacquired.............................................      (1,572)         (10,000)       (346,222)       (3,207,200)
                                                            -----------   --------------     -----------    --------------
   Net increase (decrease)................................     156,943    $   1,015,000        (140,757)    $  (1,610,293)
                                                            ===========   ==============    ============= =================


(5)  INVESTMENT TRANSACTIONS

     Purchases and sales of investments, other than U.S. Government securities and short-term obligations were as follows:

                                    Six Months Ended
                                      June 30, 2001
                                 ---------------------
                                          WMBC

-------------------------------------------------------------------------------

Purchases.......................      $ 21,615,916
                                      ============
Sales...........................      $ 30,151,913
                                      ============
-------------------------------------------------------------------------------


     Increases and decreases in each fund's investment in its corresponding Portfolio for the six months ended June 30, 2001 were as follows:

                                    WBC            WIBC
-------------------------------------------------------------------------------

Increases...................   $11,329,808    $ 13,129,372
Decreases...................     7,368,604      23,921,546

-------------------------------------------------------------------------------



(6)  FEDERAL INCOME TAX BASIS OF INVESTMENT SECURITIES

     The cost and unrealized appreciation (depreciation) of the investment securities owned at June 30, 2001, as computed on a federal income tax basis, are as follows:

                                                  WMBC
-------------------------------------------------------------------------------

Aggregate cost..........................    $ 113,424,288
                                             =============

Gross unrealized appreciation...........    $  14,420,762
Gross unrealized depreciation...........      (13,237,286)
                                             -------------
Net unrealized appreciation.............    $   1,183,476
                                             =============

-------------------------------------------------------------------------------


(7)  LINE OF CREDIT

     The funds participate with other funds managed by Wright in a committed $20 million unsecured line of credit agreement with a bank. The funds may temporarily borrow from the line of credit to satisfy redemption requests or settle investment transactions. Interest is charged to each fund based on its borrowings at an amount above the federal funds rate. In addition, a fee computed at an annual rate of 0.10% on the average daily unused portion of the $20 million line of credit, is allocated among the participating funds at the end of each quarter. WMBC, WSBC and WIBC did not have significant borrowings or allocated fees during the six months ended June 30, 2001.

WRIGHT MANAGED INCOME TRUST
-------------------------------------------------------------------------------
WRIGHT U.S. TREASURY MONEY MARKET FUND (WTMM)+


                       STATEMENT OF ASSETS AND LIABILITIES
                            June 30, 2001 (Unaudited)

-------------------------------------------------------------------------------


ASSETS:

  Total investments, at amortized cost
   (Note 1A)..............................     $ 20,347,859
  Cash....................................          273,914
  Receivable from investment adviser......           22,223
  Other assets............................              744
                                               ------------
    Total assets..........................     $ 20,644,740
                                               ------------


LIABILITIES:

  Distributions payable...................     $     55,502
  Accrued expenses and other liabilities..           13,492
                                               ------------
    Total liabilities.....................     $     68,994
                                               ------------


NET ASSETS (consisting of paid-in capital)     $ 20,575,746
                                               ==============

SHARES OF BENEFICIAL INTEREST
  OUTSTANDING.............................       20,575,746
                                               ==============
NET ASSET VALUE, OFFERING PRICE,
  AND REDEMPTION PRICE PER SHARE
  OF BENEFICIAL INTEREST..................     $       1.00
                                               ==============






+ The Wright U.S. Treasury Money Market Fund does not invest in a corresponding master portfolio. The amortized cost of securities held at June 30, 2001 is the same as the market value.

See notes to financial statements


                             STATEMENT OF OPERATIONS

                For the Six Months Ended June 30, 2001 (Unaudited)
-------------------------------------------------------------------------------


INVESTMENT INCOME (Note 1B):

   Interest income........................     $ 1,027,009
                                               ------------

  Expenses -

   Investment adviser fee (Note 3)........     $    67,575
   Administrator fee (Note 3).............          13,448
   Compensation of Trustees not employees of
    the investment adviser or administrator          1,773
   Custodian fee (Note 1C)................          23,726
   Transfer and dividend disbursing agent fees       6,382
   Shareholder communications.............           5,725
   Printing...............................           3,252
   Audit services.........................          30,801
   Legal services.........................             956
   Registration costs.....................          15,766
   Miscellaneous..........................           2,301
                                               ------------
    Total expenses........................     $   171,705
                                               ------------

Deduct -
   Reduction of custodian fee (Note 1C)...     $    (2,367)
   Preliminary allocation of expenses to
    investment adviser....................         (22,223)
   Preliminary reduction of investment adviser fee
    (Note 3)..............................         (60,448)
                                               ------------
    Total deductions......................     $   (85,038)
                                               ------------

    Net expenses..........................     $    86,667
                                               ------------

      Net investment income...............     $   940,342
                                               ============


See notes to financial statements

WRIGHT MANAGED INCOME TRUST
-------------------------------------------------------------------------------
WRIGHT U.S. TREASURY MONEY MARKET FUND (WTMM)+



                                                                                     Six Months Ended         Year Ended
STATEMENTS OF CHANGES IN NET ASSETS                                                    June 30, 2001         Dec. 31, 2000
----------------------------------------------------------------------------------------------------------------------------------
                                                                                        (Unaudited)

INCREASE (DECREASE) IN NET ASSETS:
   Net investment income........................................................     $    940,342          $  2,682,819
                                                                                      ------------          ------------


   Distributions to shareholders (Note 2) -
     From net investment income.................................................     $   (940,342)         $ (2,682,819)
                                                                                      ------------          ------------


   Fund share transactions+ -
     Proceeds from shares sold..................................................     $ 39,498,605          $124,102,755
     Reinvestment of dividends..................................................          611,392             1,988,758
     Cost of shares reacquired..................................................      (63,142,254)         (145,010,685)
                                                                                      ------------          ------------
   Net decrease in net assets from fund share transactions......................     $(23,032,257)         $(18,919,172)
                                                                                      ------------          ------------
       Net decrease in net assets...............................................     $(23,032,257)         $(18,919,172)

NET ASSETS:
   At beginning of period.......................................................       43,608,003            62,527,175
                                                                                      ------------          ------------

   At end of period.............................................................     $ 20,575,746          $ 43,608,003
                                                                                     =============         =============



+ For WTMM, the Fund share transactions are at a net asset value of $1.00 per share.

See notes to financial statements

WRIGHT MANAGED INCOME TRUST
------------------------------------------------------------------------------
WRIGHT U.S. GOVERNMENT NEAR TERM FUND (WNTB)


                       STATEMENT OF ASSETS AND LIABILITIES

                            June 30, 2001 (Unaudited)
------------------------------------------------------------------------------


ASSETS:
  Investments -
   Investments in portfolio, at value
    (identified cost of $34,667,159) (Note 1A) $35,012,599
   Receivable from investment adviser.....          17,523
                                               ------------
    Total assets..........................     $35,030,122
                                               ------------


LIABILITIES:

  Distributions payable...................             109
  Payable for fund shares reacquired......           1,000
  Accrued expenses and other liabilities..           8,794
                                               ------------
    Total liabilities.....................     $     9,903
                                               ------------
NET ASSETS................................     $35,020,219
                                               ============

NET ASSETS CONSIST OF:
  Proceeds from sales of shares (including the market
   value of securities received in exchange for Fund
   shares and shares issued to shareholders in
   payment of distributions declared), less cost
   of shares reacquired...................     $42,756,187
  Accumulated net realized loss on investments
   (computed on the basis of identified cost)   (7,991,361)
  Unrealized appreciation of investments
   (computed on the basis of identified cost)      345,440
  Distributions in excess of net
   investment income.....................          (90,047)
                                               ------------

   Net assets applicable to outstanding
    shares...............................      $35,020,219
                                               ============

SHARES OF BENEFICIAL INTEREST OUTSTANDING.       3,447,553
                                               ============

NET ASSET VALUE, OFFERING PRICE,
  AND REDEMPTION PRICE PER SHARE
  OF BENEFICIAL INTEREST..................     $     10.16
                                               ============


See notes to financial statements

                             STATEMENT OF OPERATIONS

                  For the Six Months Ended June 30, 2001 (Unaudited)
-------------------------------------------------------------------------------


INVESTMENT INCOME (Note 1B):

   Interest income allocated from portfolio  $   1,069,982
   Expenses allocated from portfolio......        (125,226)
                                               ------------
    Investment income.....................     $   944,756
                                               ------------

  Expenses -
   Administrator fee (Note 3).............     $     3,711
   Compensation of Trustees not employees of
    the investment adviser or administrator          1,773
   Custodian fee (Note 1C)................           7,500
   Distribution expenses (Note 4).........          46,266
   Transfer and dividend disbursing agent fees       3,475
   Shareholder communications.............           6,991
   Printing...............................           3,195
   Audit services.........................          12,520
   Legal services.........................             956
   Registration costs.....................           9,390
   Miscellaneous..........................           2,370
                                               ------------
    Total expenses........................     $    98,147
                                               ------------

Deduct -
   Preliminary reduction of distribution expenses by
    principal underwriter (Note 4)........     $   (30,732)
   Preliminary allocation of expenses to
    investment adviser....................         (17,523)
                                               ------------


    Total deductions......................     $   (48,255)
                                               ------------


    Net expenses..........................     $    49,892
                                               ------------

      Net investment income...............     $   894,864
                                               ------------


REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
  Net realized gain on investment transactions
   from portfolio (identified cost basis).     $   151,979
  Net change in unrealized appreciation
   of investments.........................         139,623
                                               ------------

   Net realized and unrealized gain on
    investments...........................     $   291,602
                                               ------------

    Net increase in net assets from operations $ 1,186,466
                                               ============


See notes to financial statements


WRIGHT MANAGED INCOME TRUST
----------------------------------------------------------------------------------------------------------------------------------
WRIGHT U.S. GOVERNMENT NEAR TERM FUND (WNTB)




                                                                                     Six Months Ended         Year Ended
STATEMENTS OF CHANGES IN NET ASSETS                                                    June 30, 2001        Dec. 31, 2000
----------------------------------------------------------------------------------------------------------------------------------
                                                                                        (Unaudited)

INCREASE (DECREASE) IN NET ASSETS:
   From operations -
     Net investment income......................................................     $    894,864          $  2,310,474
     Net realized gain (loss) on investment transactions........................          151,979              (237,342)
     Change in unrealized appreciation of investments...........................          139,623               776,470
                                                                                      ------------          ------------
       Net increase in net assets resulting from operations.....................     $  1,186,466          $  2,849,602
                                                                                      ------------          ------------


   Distributions to shareholders (Note 2) -
     From net investment income.................................................     $   (882,163)         $ (2,286,414)
                                                                                      ------------          ------------

   Net decrease in net assets from fund share transactions (Note 5).............     $ (4,492,878)         $(14,179,269)
                                                                                      ------------          ------------

       Net decrease in net assets...............................................     $ (4,188,575)         $(13,616,081)

NET ASSETS:
   At beginning of period.......................................................       39,208,794            52,824,875
                                                                                      ------------          ------------

   At end of period.............................................................     $ 35,020,219          $ 39,208,794
                                                                                     =============         =============

UNDISTRIBUTED (DISTRIBUTIONS IN EXCESS OF) NET INVESTMENT INCOME INCLUDED
   IN NET ASSETS AT END OF PERIOD...............................................     $    (90,047)         $     37,506
                                                                                     =============         =============
See notes to financial statements

WRIGHT MANAGED INCOME TRUST
-------------------------------------------------------------------------------
WRIGHT U.S. TREASURY FUND (WUSTB)


                       STATEMENT OF ASSETS AND LIABILITIES

                            June 30, 2001 (Unaudited)

-------------------------------------------------------------------------------

ASSETS:
  Investments -
   Investments in portfolio, at value
    (identified cost of $9,286,275) (Note 1A)  $ 9,857,819
  Receivable from investment adviser......          23,222
  Receivable for fund shares sold.........             280
                                               ------------
    Total assets..........................     $ 9,881,321
                                               ------------


LIABILITIES:

  Accrued expenses and other liabilities..     $     5,925
                                               ------------
    Total liabilities.....................     $     5,925
                                               ------------

NET ASSETS................................     $ 9,875,396
                                               ============

NET ASSETS CONSIST OF:
  Proceeds from sales of shares (including the market
   value of securities received in exchange for fund
   shares and shares issued to shareholders in
   payment of distributions declared), less cost
   of shares reacquired...................     $ 9,615,180
  Accumulated undistributed net realized gain on
   investments (computed on the basis of
   identified cost).......................          44,125
  Unrealized appreciation of investments
   (computed on the basis of identified cost)      571,544
  Distributions in excess of net
   investment income......................        (355,453)
                                               ------------

   Net assets applicable to outstanding shares $ 9,875,396
                                               ============

  SHARES OF BENEFICIAL INTEREST OUTSTANDING        728,880
                                               ============
  NET ASSET VALUE, OFFERING PRICE,
   AND REDEMPTION PRICE PER SHARE
   OF BENEFICIAL INTEREST.................     $     13.55
                                               ============

See notes to financial statements


                             STATEMENT OF OPERATIONS

                For the Six Months Ended June 30, 2001 (Unaudited)
-------------------------------------------------------------------------------


INVESTMENT INCOME (Note 1B):

   Interest income allocated from portfolio    $   446,355
   Expenses allocated from portfolio......         (49,810)
                                               ------------

    Investment income.....................     $   396,545
                                               ------------

  Expenses -
--
   Administrator fee (Note 3).............     $     1,436
   Compensation of Trustees not employees of
    the investment adviser or administrator          1,773
   Custodian fee (Note 1C)................           7,365
   Distribution expenses (Note 4).........          18,276
   Transfer and dividend disbursing agent fees       1,276
   Shareholder communications.............           2,698
   Printing...............................           3,130
   Audit services.........................          12,920
   Legal services.........................             956
   Registration costs.....................           8,071
   Miscellaneous..........................           2,113
                                               ------------
    Total expenses........................     $    60,014
                                               ------------

Deduct -
   Preliminary reduction of distribution expenses by
   principal underwriter (Note 4).........     $   (18,276)
   Preliminary allocation of expenses to
    investment adviser....................         (23,222)
                                               ------------
    Total deductions......................     $   (41,498)
                                               ------------
    Net expenses..........................     $    18,516
                                               ------------
      Net investment income...............     $   378,029
                                               ------------


REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
  Net realized gain on investment transactions
   from portfolio (identified cost basis).     $   106,534
  Net change in unrealized appreciation
   of investments.........................        (351,560)
                                               ------------

   Net realized and unrealized loss on
    investments...........................     $  (245,026)
                                               ------------

    Net increase in net assets from operations $   133,003
                                               ==============


See notes to financial statements

WRIGHT MANAGED INCOME TRUST
-------------------------------------------------------------------------------
WRIGHT U.S. TREASURY FUND (WUSTB)


                                                                                     Six Months Ended         Year Ended
STATEMENTS OF CHANGES IN NET ASSETS                                                    June 30, 2001         Dec. 31, 2000
--------------------------------------------------------------------------------------------------------------------------------
                                                                                        (Unaudited)

INCREASE (DECREASE) IN NET ASSETS:
   From operations -
     Net investment income......................................................     $    378,029          $  1,253,154
     Net realized gain (loss) on investment transactions........................          106,534              (71,625)
     Change in unrealized appreciation (depreciation) of investments............         (351,560)            1,398,316
                                                                                      ------------          ------------
       Net increase in net assets resulting from operations.....................     $    133,003          $  2,579,845
                                                                                      ------------          ------------


   Distributions to shareholders (Note 2) -
     From net investment income.................................................     $   (364,201)         $ (1,230,809)
                                                                                      ------------          ------------

   Net decrease in net assets from fund share transactions (Note 5).............     $ (6,390,920)         $(16,044,018)
                                                                                      ------------          ------------
       Net decrease in net assets...............................................     $ (6,622,118)         $(14,694,982)

NET ASSETS:
   At beginning of period.......................................................       16,497,514            31,192,496
                                                                                      ------------          ------------
   At end of period.............................................................     $  9,875,396          $ 16,497,514
                                                                                     =============         =============

UNDISTRIBUTED (DISTRIBUTIONS IN EXCESS OF) NET INVESTMENT INCOME INCLUDED
   IN NET ASSETS AT END OF PERIOD...............................................     $  (355,453)          $     22,345
                                                                                     =============         =============

See notes to financial statements

WRIGHT MANAGED INCOME TRUST
-------------------------------------------------------------------------------
WRIGHT TOTAL RETURN BOND FUND (WTRB)+


                       STATEMENT OF ASSETS AND LIABILITIES

                            June 30, 2001 (Unaudited)

-------------------------------------------------------------------------------


ASSETS:
  Investments -
    Identified cost.......................     $55,418,539
    Unrealized appreciation...............         690,064
                                               ------------
  Total investments, at value (Note 1A)...     $56,108,603

  Interest receivable.....................         806,956
  Receivable from investment adviser......           4,132
  Other assets............................           1,075
                                               ------------
    Total assets..........................     $56,920,766
                                               ------------


LIABILITIES:

  Cash overdraft..........................     $    33,683
  Accrued expenses and other liabilities..          14,841
                                               ------------
    Total liabilities.....................     $    48,524
                                               ------------


NET ASSETS................................     $56,872,242
                                               ============

NET ASSETS CONSIST OF:
  Proceeds from sales of shares (including the market
   value of securities received in exchange for fund
   shares and shares issued to shareholders in
   payment of distributions declared), less cost
   of shares reacquired...................     $59,153,986
  Accumulated undistributed net realized loss
   on investments (computed on the basis of
   identified cost).......................      (2,838,622)
  Unrealized appreciation of investments
   (computed on the basis of identified cost)      690,064
  Distributions in excess of net
   investment income.....................         (133,186)
                                               ------------

   Net assets applicable to outstanding
   shares................................      $56,872,242
                                               ============
SHARES OF BENEFICIAL INTEREST OUTSTANDING.       4,520,357
                                               ============
NET ASSET VALUE, OFFERING PRICE, AND
  REDEMPTION PRICE PER SHARE OF
  BENEFICIAL INTEREST.....................     $     12.58
                                               ============



+ The Wright Total Return Bond Fund does not invest in a corresponding master portfolio.

See notes to financial statements


                             STATEMENT OF OPERATIONS

                 For the Six Months Ended June 30, 2001 (Unaudited)
-------------------------------------------------------------------------------


INVESTMENT INCOME (Note 1B):

   Interest income........................     $ 1,979,982
                                               ------------
    Investment income.....................     $ 1,979,982
                                               ------------

  Expenses -

   Investment adviser fee (Note 3)........     $   136,177
   Administrator fee (Note 3).............          21,183
   Compensation of Trustees not employees of
    the investment adviser or administrator          1,773
   Custodian fee (Note 1C)................          24,982
   Distribution expenses (Note 4).........          75,660
   Transfer and dividend disbursing agent fees       5,685
   Shareholder communications.............           7,442
   Interest expense.......................           8,171
   Printing...............................           3,357
   Audit services.........................          31,565
   Legal services.........................             956
   Registration costs.....................          10,141
   Miscellaneous..........................           2,663
                                               ------------
    Total expenses........................     $   329,755
                                               ------------

  Deduct -
   Preliminary reduction of custodian
    fee (Note 1C)........................      $    (2,122)
   Preliminary reduction of distribution expenses by
    principal underwriter (Note 4)........         (36,025)
   Preliminary allocation of expenses to
    investment adviser....................          (4,132)
                                               ------------
    Total deductions......................     $   (42,279)
                                               ------------
    Net expenses..........................     $   287,476
                                               ------------
      Net investment income...............     $ 1,692,506
                                               ------------


REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
  Net realized gain on investment transactions
   (identified cost basis)................     $   248,631
  Net change in unrealized appreciation
   of investments.........................        (359,056)
                                               ------------

   Net realized and unrealized loss on
    investments...........................     $  (110,425)
                                               ------------

    Net increase in net assets from
     operation............................     $  1,582,081
                                               ============


See notes to financial statements

WRIGHT MANAGED INCOME TRUST
-------------------------------------------------------------------------------
WRIGHT TOTAL RETURN BOND FUND (WTRB)


                                                                                     Six Months Ended         Year Ended
STATEMENTS OF CHANGES IN NET ASSETS                                                    June 30, 2001        Dec. 31, 2000
-----------------------------------------------------------------------------------------------------------------------------
                                                                                        (Unaudited)

INCREASE (DECREASE) IN NET ASSETS:
   From operations -
     Net investment income......................................................     $  1,692,506          $  4,159,669
     Net realized gain (loss) on investment transactions........................          248,631            (3,025,017)
     Change in unrealized appreciation (depreciation) of investments............         (359,056)            5,833,520
                                                                                      ------------          ------------
       Net increase in net assets resulting from operations.....................     $  1,582,081          $  6,968,172
                                                                                      ------------          ------------


   Distributions to shareholders (Note 2) -
     From net investment income -...............................................     $ (1,692,506)         $ (4,152,042)
     In excess of net investment income.........................................          (27,352)                    -
                                                                                      ------------          ------------
       Total distributions......................................................     $ (1,719,858)         $ (4,152,042)
                                                                                      ------------          ------------
   Net decrease in net assets from fund share transactions (Note 5).............     $ (8,764,628)         $(24,377,688)
                                                                                      ------------          ------------
       Net decrease in net assets...............................................     $ (8,902,405)         $(21,561,558)

NET ASSETS:
   At beginning of period.......................................................       65,774,647            87,336,205
                                                                                      ------------          ------------
   At end of period.............................................................     $ 56,872,242          $ 65,774,647
                                                                                     =============         =============
DISTRIBUTIONS IN EXCESS OF NET INVESTMENT INCOME
   INCLUDED IN NET ASSETS AT END OF PERIOD......................................     $   (133,186)         $     (7,689)
                                                                                     =============         =============

See notes to financial statements

WRIGHT MANAGED INCOME TRUST
-------------------------------------------------------------------------------
WRIGHT CURRENT INCOME FUND (WCIF)


                       STATEMENT OF ASSETS AND LIABILITIES

                            June 30, 2001 (Unaudited)

-------------------------------------------------------------------------------


ASSETS:
  Investments -
    Investment in portfolio, at value (identified
      cost of $79,798,776) (Note 1A)......     $80,577,925
    Receivable from investment adviser....          13,664
                                               ------------
    Total assets..........................     $80,591,589
                                               ------------

LIABILITIES:

  Accrued expenses and other liabilities..     $    18,558
                                               ------------
    Total liabilities.....................     $    18,558
                                               ------------

NET ASSETS................................     $80,573,031
                                               ============
NET ASSETS CONSIST OF:
  Proceeds from sales of shares (including the market
   value of securities received in exchange for fund
   shares and shares issued to shareholders in
   payment of distributions declared), less cost
   of shares reacquired...................     $81,700,817
  Accumulated undistributed net realized loss
   on investments (computed on the basis of
   identified cost).......................      (1,625,882)
  Unrealized appreciation of investments
   (computed on the basis of identified cost)      779,149
  Distributions in excess of net
   investment income......................        (281,053)
                                               ------------

   Net assets applicable to outstanding
    shares................................     $80,573,031
                                               ==============
Computation of net asset value, offering and redemption price per share:
  Standard Shares:
  ---------------
   Net assets.............................     $57,468,281
                                               ============
   Shares of beneficial interest outstanding     5,472,276
                                               ============
   Net asset value, offering price, and
    redemption price per share of
    beneficial interest...................     $     10.50
                                               ============
  Institutional Shares:
  --------------------
   Net assets.............................     $23,104,750
                                               ============

   SHARES OF BENEFICIAL INTEREST OUTSTANDING     2,310,685
                                               ============
   NET ASSET VALUE, OFFERING PRICE, AND
    REDEMPTION PRICE PER SHARE OF
    BENEFICIAL INTEREST...................     $     10.00
                                               ============

See notes to financial statements

                             STATEMENT OF OPERATIONS

              For the Six Months Ended June 30, 2001 (Unaudited)
-------------------------------------------------------------------------------


INVESTMENT INCOME (Note 1B):

   Interest income allocated from portfolio  $   3,031,541
   Expenses allocated from portfolio......        (262,918)
                                               ------------
    Investment income.....................     $ 2,768,623
                                               ------------

  Expenses -

   Administrator fee (Note 3).............     $     8,804
   Compensation of Trustees not employees of
    the investment adviser or administrator          1,773
   Custodian fee -
    Standard shares (Note 1C).............           4,873
    Institutional shares (Note 1C)........           5,000
   Distribution expenses  -
    Standard shares (Note 4)..............          77,572
   Transfer and dividend disbursing agent fees
    Standard shares.......................           6,148
    Institutional shares..................           2,479
   Shareholder communications

    - Standard shares.....................           4,099
   Shareholder communications
    - Institutional shares................             136
   Printing...............................           3,192
   Audit services.........................          13,495
   Legal services.........................             956
   Registration costs -
    Standard shares.......................           8,500
    Institutional shares..................           8,288
   Miscellaneous..........................           2,402
                                               ------------
    Total expenses........................     $   147,717
                                               ------------

  Deduct -
   Preliminary reduction of distribution expenses
    by principal underwriter (Note 4)
    - Standard shares ....................     $   (14,603)
   Preliminary allocation of expenses to
    investment adviser
    - Institutional shares................         (13,664)
                                               ------------
    Total deductions......................     $   (28,267)
                                               ------------
    Net expenses..........................     $   119,450
                                               ------------
      Net investment income...............     $ 2,649,173
                                               ------------


REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
  Net realized loss on investment transactions
   (identified cost basis)................     $  (107,089)
  Change in unrealized appreciation
   of investments.........................         460,141
                                               ------------

   Net realized and unrealized gain on
    investments...........................         353,052
                                               ------------

    Net increase in net assets from
     operations...........................     $ 3,002,225
                                               ============

See notes to financial statements

WRIGHT MANAGED INCOME TRUST
------------------------------------------------------------------------------
Wright Current Income Fund (WCIF)


                                                                                     Six Months Ended         Year Ended
STATEMENTS OF CHANGES IN NET ASSETS                                                    June 30, 2001        Dec. 31, 2000
---------------------------------------------------------------------------------------------------------------------------------
                                                                                        (Unaudited)

INCREASE (DECREASE) IN NET ASSETS:
   From operations -
     Net investment income......................................................     $  2,649,173          $  6,018,596
     Net realized loss on investment transactions...............................         (107,089)             (377,452)
     Change in unrealized appreciation (depreciation) of investments............          460,141             3,810,257
                                                                                      ------------          ------------
       Net increase in net assets resulting from operations.....................     $  3,002,225          $  9,451,401
                                                                                      ------------          ------------

   Distributions to shareholders (Note 2) -
     From net investment income -
       Standard shares..........................................................     $ (1,835,401)         $ (4,452,554)
       Institutional shares.....................................................         (755,008)           (1,565,198)
                                                                                      ------------          ------------
       Total distributions......................................................     $ (2,590,409)         $ (6,028,521)
                                                                                      ------------          ------------


   Net increase (decrease) in net assets
     from Fund share transactions (Note 5) -
       Standard shares..........................................................     $(10,848,849)         $(10,939,449)
       Institutional shares.....................................................       (2,699,989)            1,400,194
                                                                                      ------------          ------------
       Net decrease in net assets from fund share transactions..................     $(13,548,838)         $ (9,539,255)
                                                                                      ------------          ------------
       Net decrease in net assets...............................................     $(13,137,022)         $ (6,116,375)

NET ASSETS:
   At beginning of period.......................................................       93,710,053            99,826,428
                                                                                      ------------          ------------

   At end of period.............................................................     $ 80,573,031          $ 93,710,053
                                                                                     =============         =============

DISTRIBUTIONS IN EXCESS OF NET INVESTMENT INCOME INCLUDED
   IN NET ASSETS AT END OF PERIOD...............................................     $   (281,053)         $   (339,817)
                                                                                     =============         =============



See notes to financial statements

WRIGHT MANAGED INCOME TRUST
-------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS

                                                                           Year Ended December 31,
                                                  ---------------------------------------------------------------------------
Wright U.S. Treasury Money Market Fund            2001(5)       2000          1999         1998         1997         1996
-----------------------------------------------------------------------------------------------------------------------------


Net asset value, beginning of period...........  $1.000       $1.000       $1.000       $1.000        $1.000       $1.000

Income from investment operations:

   Net investment income(1)   .................   0.0230       0.0530       0.0420       0.0460        0.0474       0.0475


Less distributions:

   Dividends from net Investment income........  (0.0230)     (0.0530)     (0.0420)     (0.0460)      (0.0474)     (0.0475)
                                                 --------     --------     --------     --------     --------      --------

   Total distributions.........................  (0.0230)     (0.0530)     (0.0420)     (0.0460)      (0.0474)     (0.0475)
                                                 --------     --------     --------     --------     --------     --------

Net asset value, end of period.................  $1.000       $1.000       $1.000       $1.000        $1.000       $1.000
                                                 =========    =========    =========    =========    =========    =========

Total return(2) ...............................   2.28%        5.44%        4.29%        4.73%         4.84%        4.85%

Ratios/Supplemental Data(1):

   Net assets, end of period (000 omitted)..... $20,576       $43,608      $62,527      $91,323      $87,059      $95,184
   Ratio of net expenses to average net
    assets(3)..................................   0.46%(6)     0.46%        0.45%         0.45%        0.45%        0.45%
   Ratio of net expenses after custodian fee
     reduction to average net assets ..........   0.45%(4)(6)  0.45%(4)        -             -            -     -
   Ratio of net investment income to average
    net assets.................................   4.91%(6)     5.33%        4.19%         4.61%        4.74%        4.73%

------------------------------------------------------------------------------------------------------------------------------

(1)During each of the above periods, the investment adviser voluntarily reduced its fee and in certain periods was allocated a portion of the operating expenses. Had such actions not been undertaken, net investment income per share and the ratios would have been as follows:

Net investment income per share................    $0.0210      $0.0505      $0.0402      $0.0444      $0.0460      $0.0452
                                                 ==========   ==========   ==========   ==========   ==========   ==========
Ratios (as a percentage of average daily net assets):

   Expenses....................................   0.89%(6)        0.71%        0.63%        0.61%        0.59%        0.67%
                                                 ==========   ==========   ==========   ==========   ==========   ==========
   Expenses after custodian fee reduction......   0.88%(6)        0.70%           -            -            -            -
                                                 ==========   ==========   ==========   ==========   ==========   ==========
   Net investment income ......................   4.48%(6)        5.08%        4.01%        4.45%        4.60%        4.51%
                                                 ==========   ==========   ==========   ==========   ==========   ==========

-------------------------------------------------------------------------------------------------------------------------------

(2)Total investment return is calculated assuming a purchase at the net asset value on the first day and a sale at the net asset value on the last day of each period reported. Dividends and distributions, if any, are assumed to be reinvested at the net asset value on the reinvestment date.

(3)Custodian fees were reduced by credits resulting from cash balances the fund maintained with the custodian (Note 1C). The computation of net expenses to average daily net assets reported above is computed without consideration of such credits. If these credits were considered, the ratio of net expenses to average daily net assets would have been as follows:

(4)Under a written agreement in effect for the current fiscal year, Wright assumes operating expenses to the extent necessary to limit the expense ratio to 0.45%.

(5)For the six months ended June 30, 2001 (unaudited).
(6)Annualized.

See notes to financial statements

WRIGHT MANAGED INCOME TRUST
-------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS

                                                                                  Year Ended December 31,
                                                 ----------------------------------------------------------------------------------
Wright U.S. Government Near Term Fund             2001(8)       2000          1999         1998         1997         1996
-----------------------------------------------------------------------------------------------------------------------------------


Net asset value, beginning of period........     $ 10.080     $  9.930     $  10.270    $  10.240    $  10.240     $ 10.450
                                                 --------     --------     --------     --------     --------      --------

Income (loss) from investment operations:

   Net investment income(1)  ...............     $  0.244     $  0.525     $   0.534    $   0.549    $   0.599     $  0.606
   Net realized and unrealized gain (loss)..        0.078        0.143        (0.343)       0.048+      (0.010)      (0.212)
                                                 --------     --------     ----------     --------     --------      --------

     Total income from

        investment operations...............     $  0.322     $  0.668     $   0.191    $   0.597    $   0.589     $  0.394
                                                 --------     --------     --------     --------     --------      --------

Less distributions:

     Dividends from investment income.......     $ (0.242)    $ (0.518)    $  (0.531)   $  (0.567)   $  (0.589)    $ (0.604)
                                                 --------     --------     --------     --------     --------      --------

     Total distributions....................     $ (0.242)    $ (0.518)    $  (0.531)   $  (0.567)   $  (0.589)    $ (0.604)
                                                 --------     --------     --------     --------     --------      --------

Net asset value, end of period..............     $ 10.160     $ 10.080     $   9.930    $  10.270    $  10.240     $ 10.240
                                                 =========    =========    =========    =========    =========     ========
Total return(2) ............................        3.22%        6.94%        1.91%         5.98%        5.93%        3.94%

Ratios/Supplemental Data(1):

   Net assets, end of period (000 omitted)..     $  35,020    $ 39,198     $ 52,825     $  91,922    $ 102,565     $130,325
   Ratio of net expenses to average net assets      0.97%(4)(9)  0.98%(4)     0.91%(4)     0.88%(4)      0.87%(4)     0.80%

   Ratio of expenses after custodian fee
      reduction to average net assets(5)  ..        0.95%(4)(7)(9)0.95%(4)(7) 0.90%(4)     0.87%(4)      0.87%(4)     0.80%
   Ratio of net investment income to average
      net assets............................        4.88%(9)     5.27%        5.27%        5.38%         5.82%        5.90%
   Portfolio turnover rate  ................         59%(6)       65%(6)        0%(6)       10%(6)        4%(3)      28%(3)

----------------------------------------------------------------------------------------------------------------------------------

(1)For certain periods presented, the operating expenses of the fund were reduced by an allocation of expenses to the investment adviser, a reduction in distribution fees, a reduction in administrator fees, or a combination thereof. Had such action not been undertaken, net investment income per share and the ratios would have been as follows:

                                                  2001(8)       2000          1999         1998         1997
                                                  ----      ---------------------------------------------------

     Net investment income per share........     $  0.227     $  0.511     $   0.526    $   0.546    $   0.597
                                                 =========    =========    =========    =========    =========
     Ratios (As a percentage of average net assets):

         Expenses...........................        1.32%(4)(9)  1.13%(4)      0.99%(4)     0.91%(4)     0.89%(4)
                                                 =========    =========    =========    =========    =========
         Expenses after custodian fee reduction(5)  1.30%(4)(9)  1.10%(4)      0.98%(4)     0.90%(4)     0.89%(4)
                                                 =========    =========    =========    =========    =========
         Net investment income..............        4.54%(9)     5.13%         5.19%        5.35%        5.80%
                                                 =========    =========    =========    =========    =========
-----------------------------------------------------------------------------------------------------------------------------

(2)Total investment return is calculated assuming a purchase at the net asset value on the first day and a sale at the net asset value on the last day of each year reported. Dividends and distributions, if any, are assumed to be reinvested at the net asset value on the reinvestment date.

(3)Portfolio turnover represents the rate of portfolio activity for the period while the fund was making investments directly in securities.

(4) Includes each fund's share of its corresponding portfolio's allocated expenses.
(5)Custodian fees were reduced by credits  resulting from cash balances the fund and the portfolio maintained with the custodian (Note 1C). The computation of net expenses to average daily net assets  reported above is computed  without consideration of such credits.

(6)Represents portfolio turnover rate of the fund's corresponding portfolio.
(7)Under a written agreement, Wright waives a portion of its advisory fee and assumes operating expenses to the extent necessary to limit expense ratios to 0.95%.

(8)For the six months ended June 30, 2001 (unaudited).
(9)Annualized.
+ Per share amount is not in accordance with the net realized and unrealized gain (loss) for the period because of the timing of sales of Fund shares and the amounts per share of realized and unrealized gains and losses at such times.

See notes to financial statements

WRIGHT MANAGED INCOME TRUST
-------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS

                                                                           Year Ended December 31,
                                                 ---------------------------------------------------------------------------
Wright U.S. Treasury Fund                         2001(9)       2000          1999         1998         1997         1996(3)
-----------------------------------------------------------------------------------------------------------------------------


Net asset value, beginning of period........     $ 13.750     $ 12.890     $  14.400    $  13.950    $  13.580     $ 14.710
                                                 --------     --------     --------     --------     --------      --------

Income (loss) from investment operations:

   Net investment income(1) ................     $  0.165(11)$   0.737     $  0.722    $   0.724     $  0.721      $  0.769

   Net realized and unrealized gain (loss)..       (0.020)(11)   0.842       (1.282)       0.632        0.462        (0.973)
                                                 ----------    --------     --------     --------     --------      --------

     Total income (loss)

     from investment operations.............     $  0.145     $  1.579     $  (0.560)   $   1.356    $   1.183     $ (0.204)
                                                 --------     --------     --------     --------     --------      --------

Less distributions:

   Dividends from investment income.........     $ (0.345)    $ (0.719)    $  (0.716)   $  (0.741)   $  (0.703)    $ (0.756)
   Distributions from capital gains.........        -            -            (0.234)      (0.165)      (0.110)      (0.170)
                                                 --------     --------      --------     --------     --------      --------


     Total distributions....................     $ (0.345)    $ (0.719)    $  (0.950)   $  (0.906)   $  (0.813)    $ (0.926)
                                                 --------     --------     --------     --------     --------      --------

Net asset value, end of period..............     $ 13.550     $ 13.750     $  12.890    $  14.400    $  13.950     $ 13.580
                                                 =========    =========    =========    =========    =========    =========
Total return(2) ............................        1.06%       12.61%      (3.97%)         9.95%        9.08%      (1.23%)

Ratios/Supplemental Data(1):

   Net assets, end of period (000 omitted)..     $   9,875    $  16,498    $  31,192    $  67,256    $  74,158     $ 54,978
     Ratio of net expenses to average net assets      1.06%(10)   0.97%(5)     0.92%(5)     0.94%(5)     1.01%(5)     0.90%

     Ratio of net expenses after custodian fee
        reduction to average net assets(6) .        0.95%(10)    0.95%(5)(8)   0.90%(5)     0.90%(5)     0.87%(5)        -
     Ratio of net investment income
        to average net assets...............        5.29%(10)    5.55%        5.26%        5.09%        5.34%        5.50%
   Portfolio turnover rate  ................          10%(7)       74%(7)        0%(7)        7%(7)        1%(4)       65%(4)

--------------------------------------------------------------------------------------------------------------------------------

(1)For each of the periods presented, the operating expenses of the fund were reduced by an allocation of expenses to the investment adviser, a reduction in distribution fees by the distributor, a reduction in administrator fees, or a combination thereof. Had such action not been undertaken, the net investment income per share and the ratios would have been as follows:

                                                  2001(9)       2000          1999         1998         1997         1996
------------------------------------------------------------------------------------------------------------------------------

Net investment income per share.............     $  0.139     $  0.700     $   0.703    $   0.721    $   0.720     $  0.769
                                                 =========    =========    =========    =========    =========    =========
Ratios (as a percentage of average net assets):

   Expenses   ..............................        1.89%(10)    1.26%(5)      1.06%(5)     0.96%(5)     1.02%(5)     0.90%
                                                 =========    =========    =========    =========    =========    =========
   Expenses after custodian fee reduction6 .        1.78%(10)    1.24%(5)      1.04%(5)     0.92%(5)     0.88%(5)    -
                                                 =========    =========    =========    =========    =========    =========
   Net investment income....................        4.46%(10)    5.27%         5.12%        5.07%        5.33%        5.50%
                                                 =========    =========    =========    =========    =========    =========

---------------------------------------------------------------------------------------------------------------------------------

(2)Total investment return is calculated assuming a purchase at the net asset value on the first day and a sale at the net asset value on the last day of each year reported. Dividends and distributions, if any, are assumed to be reinvested at the net asset value on the reinvestment date.

(3)Certain of the per share data are based on average shares outstanding.
(4)Portfolio turnover represents the rate of portfolio activity for the period while the fund was making investments directly in securities.

(5)Includes each fund's share of its corresponding portfolio's allocated expenses.
(6)Custodian fees were reduced by credits resulting from cash balances the fund and the portfolio maintained with the custodian (Note 1C). The computation of net expenses to average daily net assets reported above is computed without consideration of such credits.

(7)Represents portfolio turnover rate at the fund's corresponding portfolio.
(8)Under a written agreement, Wright waives a portion of its advisory fee and assumes operating expenses to the extent necessary to limit expense ratios to 0.95%.

(9)For the six months ended June 30, 2001 (unaudited).
(10)Annualized.
(11)Reporting guidelines require the funds to disclose the effects of implementing the change in accounting for the amortization of premium and discount on debt securities. If the adjustments were not made, net investment income per share would have been $0.376 and net realized and unrealized gain
   (loss) per share would have been $(0.231).

See notes to financial statements

WRIGHT MANAGED INCOME TRUST
-------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS

                                                                           Year Ended December 31,
                                                  ---------------------------------------------------------------------------
Wright Total Return Bond Fund                     2001(6)       2000          1999         1998         1997        1996(3)
-----------------------------------------------------------------------------------------------------------------------------


Net asset value, beginning of period........     $ 12.630     $ 12.100     $  13.310    $  12.930    $  12.500     $ 13.120
                                                 --------     --------     --------     --------     --------      --------

Income (loss) from investment operations:

   Net investment income ...................     $  0.352     $  0.712     $   0.679    $   0.680    $   0.690     $  0.720
   Net realized and unrealized gain (loss)..       (0.044)       0.530        (1.190)       0.524        0.427       (0.631)
                                                 --------     --------     --------     --------     --------      --------

     Total income (loss)
     from investment operations.............     $  0.308     $  1.242     $  (0.511)   $   1.204    $   1.117     $  0.089
                                                 --------     --------     --------     --------     --------      --------

Less distributions:

   Dividends from investment income.........     $ (0.352)    $ (0.712)    $  (0.680)   $  (0.690)   $  (0.687)    $ (0.709)
   Dividends in excess of net investment income    (0.006)       -            (0.000)(4)    -            -            -
   Distributions from capital gains.........        -            -            (0.011)      (0.133)       -            -
   In excess of net realized gain on investments    -            -            (0.008)      (0.001)       -            -
                                                 --------     --------     --------     --------     --------      --------

     Total distributions....................     $ (0.358)    $ (0.712)    $  (0.699)   $  (0.824)   $  (0.687)    $ (0.709)
                                                 --------     --------     --------     --------     --------      --------

Net asset value, end of period..............     $ 12.580     $ 12.630     $ 12.100     $ 13.310     $  12.930     $ 12.500
                                                 =========    =========    =========    =========    =========    =========

Total return(2) ............................        2.45%       10.62%      (3.91%)        9.56%         9.25%        0.90%

Ratios/Supplemental Data(1):

   Net assets, end of period (000 omitted)..     $ 56,872     $ 65,775     $ 87,336     $115,937     $  80,004     $ 91,382
   Ratio of net expenses to average net assets      0.96%(7)     0.96%        0.90%        0.90%         0.90%        0.80%
   Ratio of net expenses after custodian fee
     reduction to average net assets(5) ....        0.95%(7)     0.95%        0.90%        0.90%         0.90%        0.80%
   Ratio of net investment income to average
      net assets............................        5.59%(7)     5.84%        5.36%        5.18%         5.50%        5.70%
   Portfolio turnover rate..................          25%          61%          31%          26%           34%          96%

----------------------------------------------------------------------------------------------------------------------------------

(1)For the six months ended June 30, 2001 and for the years ended December 31, 2000 and 1999, the investment adviser reduced its fee. Had such action not been undertaken, net investment income per share and the ratios would have been as follows:

                                                  2001(6)                     1999
                                                  -------             ------------------

   Net investment income per share..........     $  0.344                  $  0.678
                                                 ==========                ==========
   Ratios (As a percentage of average net assets):

     Expenses...............................         1.09%(7)                  0.91%
                                                 ==========                ==========
     Expenses after custodian fee reduction.         1.08%(7)                  0.91%
                                                 ==========                ==========
     Net investment income..................         5.46%(7)                  5.35%
                                                 ==========                ==========

--------------------------------------------------------------------------------------------------------------------------------


(2)Total investment return is calculated assuming a purchase at the net asset value on the first day and a sale at the net asset value on the last day of each year reported. Dividends and distributions, if any, are assumed to be reinvested at the net asset value on the reinvestment date.

(3)Certain of the per share data are based on average shares outstanding.
(4)Represents less than $(0.001) per share.
(5)Custodian fees were reduced by credits resulting from cash balances the fund and the portfolio maintained with the custodian (Note 1C). The computation of net expenses to average daily net assets reported above is computed without consideration of such credits.

(6)For the six months ended June 30, 2001 (unaudited).
(7)Annualized.

See notes to financial statements

WRIGHT MANAGED INCOME TRUST
-------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS

                                                                            Year Ended December 31,
                                                  ----------------------------------------------------------------------------
Wright Current Income Fund                        2001(9)      2000(5)       1999(5)       1998         1997         1996
-------------------------------------------------------------------------------------------------------------------------------
                                                                               Standard Shares
-------------------------------------------------------------------------------------------------------------------------------

Net asset value, beginning of period........     $ 10.460     $ 10.090     $  10.660    $  10.630    $  10.430    $ 10.670
                                                 --------     --------     --------     --------     --------     --------

Income (loss) from investment operations:

   Net investment income(1)  ...............     $  0.313     $  0.631     $   0.620    $   0.646    $   0.658    $  0.674
   Net realized and unrealized gain (loss)..        0.036        0.372        (0.570)       0.028        0.206      (0.239)
                                                 --------     --------     --------     --------     --------     --------

       Total income from

          investment operations.............     $  0.349     $  1.003     $   0.050    $   0.674    $   0.864    $  0.435
                                                 --------     --------     --------     --------     --------     --------


Less distributions:

   Dividends from net investment income.....     $ (0.309)    $ (0.631)    $  (0.620)   $  (0.643)   $  (0.664)   $ (0.675)
   In excess of net investment income.......        -           (0.002)        -           (0.001)       -           -
                                                 --------     --------     --------     --------     --------     --------

       Total distributions..................     $ (0.309)    $ (0.633)    $  (0.620)   $  (0.644)   $  (0.664)   $ (0.675)
                                                 --------     --------     --------     --------     --------     --------

Net asset value, end of period..............     $ 10.500     $ 10.460     $  10.090    $  10.660    $  10.630    $ 10.430
                                                 =========    =========    =========    =========    =========    =========

Total return(2) ............................        3.36%       10.31%         0.52%        6.51%        8.56%        4.35%

Ratios/Supplemental Data(1):

   Net assets, end of period (000 omitted)..     $  57,468    $  68,015    $  76,452    $  90,262    $  76,217     $64,623
   Ratio of net expenses to average net assets      0.95%(4)(8)(10)0.95%(4)(8) 0.91%(4)    0.90%(4)     0.89%(4)     0.90%(4)
   Ratio of net expenses after custodian fee
      reduction to average net assets(7) ...        0.95%(4)(8)(10)0.95%(4)(8) 0.91%(4)    0.90%(4)     0.89%(4)     0.90%(4)
   Ratio of net investment income
      to average net assets.................        6.00%(10)    6.22%         6.02%        6.03%        6.44%       6.50%
   Portfolio turnover rate .................          1%(6)        6%(6)        0%(6)        1%(6)        3%(3)       9%(3)

---------------------------------------------------------------------------------------------------------------------------------

(1)For the six months ended June 30, 2001 and for the years ended December 31, 2000, 1999, 1998 and 1997, the principal underwriter reduced its fees. Had such action not been undertaken, net investment income per share and the ratios would have been as follows:

                                                  2001(9)       2000          1999         1998         1997
                                                  -------     ---------    ----------   ---------    ----------

     Net investment income per share........     $  0.307     $  0.629     $   0.615    $   0.644    $   0.652
                                                 =========    =========    =========    =========    =========
     Ratios (As a percentage of average net assets):

         Expenses...........................        1.07%(4)(10) 0.97%(4)      0.96%(4)     0.92%(4)     0.95%(4)
                                                 =========    =========    =========    =========    =========
         Expenses after custodian fee reduction(7) 1.07%(4)(10)  0.97%(4)      0.96%(4)     0.92%(4)     0.95%(4)

                                                 =========    =========    =========    =========    =========
         Net investment income..............        5.88%(10)    6.20%         5.97%        6.01%        6.38%
                                                 =========    =========    =========    =========    =========
------------------------------------------------------------------------------------------------------------------------------

(2)Total investment return is calculated assuming a purchase at the net asset value on the first day and a sale at the net asset value on the last day of each period reported. Dividends and distributions, if any, are assumed to be reinvested at the net asset value on the reinvestment date.

(3)Portfolio turnover represents the rate of portfolio activity for the period while the fund was making investments directly in securities.

(4)Includes each fund's share of its corresponding portfolio's allocated expenses.
(5)Certain of the per share data are based on average shares outstanding.
(6)Represents portfolio turnover rate at the fund's corresponding portfolio.
(7)Custodian fees were reduced by credits resulting from cash balances the fund and the portfolio maintained with the custodian (Note 1C). The computation of net expenses to average daily net assets reported above is computed without consideration of such credits.

(8)Under a written agreement in effect for the current fiscal year, Wright assumes operating expenses to the extent necessary to limit expense ratios to 0.95%.

(9)For the six months ended June 30, 2001 (unaudited).
(10)Annualized.

See notes to financial statements

WRIGHT MANAGED INCOME TRUST
-------------------------------------------------------------------------------
Financial Highlights

                                                                            Year Ended December 31,
                                                              -------------------------------------------------------------------
Wright Current Income Fund - continued                        2001(11)       2000(5)      1999(5)       1998         1997*
---------------------------------------------------------------------------------------------------------------------------------
                                                                                         Institutional Shares
---------------------------------------------------------------------------------------------------------------------------------

Net asset value, beginning of period........                  $  9.960     $   9.600    $  10.150    $  10.120     $ 10.000
                                                              --------     --------     --------     --------      --------

Income (loss) from investment operations:

   Net investment income  ..................                  $  0.313     $   0.625    $   0.620    $   0.619     $  0.313
   Net realized and unrealized gain (loss)..                     0.028         0.359       (0.560)       0.026        0.120
                                                              --------     --------     --------     --------      --------

       Total income from

          investment operations.............                  $  0.341     $   0.984    $   0.060    $   0.645     $  0.433
                                                              --------     --------     --------     --------      --------

Less distributions:

   Dividends from investment income.........                  $ (0.301)    $  (0.624)   $  (0.610)   $  (0.615)    $ (0.313)
   In excess of net investment income.......                     -             -            -            -           (0.000)(4)
                                                              --------     --------     --------     --------      --------

       Total distributions..................                  $ (0.301)    $  (0.624)   $  (0.610)   $  (0.615)    $ (0.313)
                                                              --------     --------     --------     --------      --------

Net asset value, end of period..............                  $ 10.000     $   9.960    $   9.600    $  10.150     $ 10.120
                                                              =========    =========    =========    =========    =========
Total return(10) ...........................                     3.46%        10.63%        0.60%        6.56%        4.40%

Ratios/Supplemental Data:(1)

   Net assets, end of period (000 omitted)..                  $  23,105    $  25,695    $  23,374    $  23,231     $ 21,801
   Ratio of net expenses to average net assets                    0.70%(2)(3)  0.70%(2)     0.70%(2)     0.75%(2)     0.48%(2)(3)

   Ratio of net expenses after custodian fee
      reduction to average net assets(8) ...                     0.70%(2)(3)(9)0.70%(2)(9)  0.70%(2)     0.75%(2)     0.48%(2)(3)

   Ratio of net investment income
      to average net assets.................                     6.30%(3)      6.46%        6.23%        6.11%        4.70%(3)
   Portfolio turnover rate .................                        1%           6%(6)       0%(6)         1%(6)      3%(7)

-----------------------------------------------------------------------------------------------------------------------------------

(1)For the six months ended June 30, 2001 and for the year ended December 31, 2000, the principal underwriter reduced its fee. Had such action not been undertaken, net investment income per share and the ratios would have been as follows:

                                                                 2001(11)    2000

   Net investment income per share..........                  $  0.304     $  0.619
                                                              ==========   ==========
   Ratios (As a percentage of average net assets):

     Expenses...............................                     0.88%(2)(3)   0.76%(2)
                                                              ==========   ==========
     Expenses after custodian fee reduction.                     0.88%(2)(3)   0.76%(2)
                                                              ==========   ==========
     Net investment income..................                     6.12%(3)      6.40%
                                                              ==========   ==========

---------------------------------------------------------------------------------------------------------------------------------

(2)Includes each fund's share of its corresponding portfolio's allocated expenses.
(3)Annualized.
(4)Represents less than $(0.001) per share.
(5)Certain of the per share data are based on average shares outstanding.
(6)Represents portfolio turnover rate at the fund's corresponding portfolio.
(7)Portfolio turnover represents the rate of portfolio activity for the period while the fund was making investments directly in securities.

(8)Custodian fees were reduced by credits resulting from cash balances the fund and the portfolio maintained with the custodian (Note 1C). The computation of net expenses to average daily net assets reported above is computed without consideration of such credits.

(9)Under a written agreement in effect for the current fiscal year, Wright assumes operating expenses to the extent necessary to limit expense ratios to 0.70%.

(10) Total investment return is calculated assuming a purchase at the net asset value on the first day and a sale at the net asset value on the last day of each period reported. Dividends and distributions, if any, are assumed to be reinvested at the net asset value on the reinvestment date.

(11)   For the six months ended June 30, 2001 (unaudited).

* For the period from July 7, 1997 (inception of offering of institutional shares) to December 31, 1997.

See notes to financial statements

WRIGHT MANAGED INCOME TRUST
-------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS (Unaudited)


(1)  SIGNIFICANT ACCOUNTING POLICIES

     The Wright Managed Income Trust (the Trust), issuer of Wright U.S. Treasury Money Market Fund (WTMM) series, Wright U.S. Government Near Term Fund (WNTB) series, Wright U.S. Treasury Fund (WUSTB) series, Wright Total Return Bond Fund
(WTRB) series, and Wright Current Income Fund (WCIF) series (collectively, the Funds), is registered under the Investment Company Act of 1940, as amended, as a diversified, open-end, management investment company. WNTB, WUSTB, and WCIF invest all of their investable assets in interests in a separate corresponding open-end management investment company (a Portfolio), a New York Trust, having the same investment objective as its corresponding fund. WNTB invests its assets in the Near Term Portfolio, WUSTB invests its assets in the U.S. Treasury Portfolio, and WCIF invests its assets in the Current Income Portfolio. The value of each fund's investment in its corresponding Portfolio reflects the fund's proportionate interest in the net assets of that Portfolio (100%, 89%, and 100% at June 30, 2001 for WNTB, WUSTB, and WCIF, respectively). The performance of each fund is directly affected by the performance of its corresponding Portfolio. The financial statements of each Portfolio, including the portfolio of investments, are included elsewhere in this report and should be read in conjunction with each fund's financial statements. The following is a summary of significant accounting policies consistently followed by the Trust in the preparation of its financial statements. The policies are in conformity with accounting principles generally accepted in the United States of America.

A. Investment Valuations - For WTRB investments for which market quotations are readily available are valued at current market value as furnished by a pricing service. Investments for which valuations are not readily available will be appraised at their fair value as determined in good faith by or at the direction of the Trustees. Short-term obligations maturing in sixty days or less are valued at amortized cost, which approximates market value. WTMM's money market instruments are valued at amortized cost, which the Trustees have determined in good faith constitutes market value. WTMM's use of amortized cost is subject to the fund's compliance with certain conditions as specified under Rule 2a-7 of the Investment Company Act of 1940. Valuation of securities by WNTB, WUSTB, and WCIF are discussed in Note 1A of the Portfolios' Notes to Financial Statements which are included elsewhere in this report.

B. Interest Income - For WTMM and WTRB, interest income consists of interest accrued and discount earned (including both original issue and market discount) and amortization of premium or discount on long-term debt securities when required for federal income tax purposes. The funds are in compliance with the provisions of the AICPA Audit and Accounting Guide for Investment Companies, as revised, which is effective for fiscal years beginning after December 15, 2000. The cumulative effect of the change to the cost of debt securities held at the beginning of the year for WTRB was a reduction of $98,145. The effect of the change for the period ended June 30, 2001 was:

                                                  WTRB
                                                 ------
         Decrease to Investment Income      $    15,556
         Increase in Realized Gain          $    42,614

     The income is accrued ratably to the date of maturity on the investments of the funds. The net investment income of WNTB, WUSTB, and WCIF consists of the fund's pro rata share of the net investment income of its corresponding Portfolio, less all actual and accrued expenses of each fund determined in accordance with accounting principles generally accepted in the United States of America.

C. Expense Reduction - The funds have entered into an arrangement with their custodian agent whereby interest earned on uninvested cash balances is used to offset custodian fees. All significant reductions are reported as a reduction of expenses in the Statement of Operations.

D. Federal Taxes - The Trust's policy is to comply with the provisions of the Internal Revenue Code (the Code) available to regulated investment companies and to distribute to shareholders each year all of its taxable income, including any net realized gain on investments. Accordingly, no provision for federal income or excise tax is necessary. At December 31, 2000, the Trust, for federal income tax purposes, had capital loss carryovers of $71,216 (WTMM), $8,135,469 (WNTB), $71,893 (WUSTB),
     $2,814,402(WTRB), and $1,381,058 (WCIF) which will reduce taxable income arising from future net realized gain on investments, if any, to the extent permitted by the Code, and thus will reduce the amount of the distribution to shareholders which would otherwise be necessary to relieve the respective fund of any liability for federal income or excise tax. Pursuant to the Code, such capital loss carryovers will expire as follows:


    12/31     WTMM      WNTB      WTRB     WUSTB     WCIF
-------------------------------------------------------------------------------

     2001       $ -      $  -     $  -       $ -        $ -
     2002      1,921 6,936,070       -         -     676,782
     2003      1,315   376,568       -         -     215,933
     2004     13,981        -        -         -     113,252
     2005      4,550   188,862       -         -      19,428
     2006      2,146    62,582       -         -          -
     2007     35,284   297,581       -         -      66,159
     2008     12,019   273,8062,814,402    71,893    289,504
-------------------------------------------------------------------------------

     At December 31, 2000, net capital losses of $272,851 for WTRB, $7,871 for WNTB, and $137,735 for WCIF attributable to security transactions incurred after October 31, 2000 are treated as arising on the first day of the fund's current taxable year.

E. Use of Estimates - The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenue and expense during the reporting period. Actual results could differ from those estimates.

F. Other - Investment transactions are accounted for on the date the investments are purchased or sold.


G. Multiple Classes of Shares of Beneficial Interest - Each fund is authorized to offer a standard share class and an institutional share class. The share classes differ in their respective distribution, service fees and other class specific expenses. All shareholders bear the common expenses of the fund pro rata based on the average daily net assets of each class, without distinction between share classes. Dividends are declared separately for each class. Each class has equal rights as to voting, redemption, dividends, and liquidation. At June 30, 2001, only WCIF had an institutional share class.

H. Reclassifications - Certain amounts in the prior periods' financial statements have been reclassified to conform to the current year's presentation.

H. Interim Financial Information - The interim financial statements relating to June 30, 2001 and for the six month period then ended have not been audited by independent certified public accountants, but in the opinion of the Trust's management, reflect all adjustments, consisting only of normally recurring adjustments, necessary for the fair presentation of the financial statements.

(2)  DISTRIBUTIONS

     Each fund's policy is to determine net income once daily, as of the close of the New York Stock Exchange and the net income so determined is substantially declared as a dividend to shareholders of record at the time of such determination. Distributions of realized capital gains are made at least annually. Shareholders may reinvest capital gain distributions in additional shares of the same fund at the net asset value as of the ex-dividend date. Dividends may be reinvested in additional shares of the same fund at the net asset value as of the payable date.

     The Trust requires that differences in the recognition or classification of income between the financial statements and tax earnings and profits which result in temporary overdistributions for financial statement purposes be classified as distributions in excess of net investment income or accumulated net realized gains.

     Distributions in excess of tax basis earnings and profits are reported in the financial statements as a return of capital. Permanent differences between book and tax accounting for certain items may result in reclassification of these items.

(3)  INVESTMENT ADVISER FEE AND OTHER TRANSACTIONS WITH AFFILIATES

     The Trust has engaged Wright Investors' Service, Inc. (Wright) to act as investment adviser to the funds pursuant to the respective Investment Advisory Contracts. Wright furnishes each fund with investment management, investment advisory, and other services. For its services, Wright is compensated based upon a percentage of average daily net assets which rate is adjusted as average daily net assets exceed certain levels. For the six months ended June 30, 2001, for WTMM and WTRB the effective annual rate was 0.35% and 0.45%, respectively. The Portfolios have engaged Wright to render investment advisory services. (See Note 2 of the Portfolios' Notes to Financial Statements which are included elsewhere in this report.) To enhance the net income of the fund, Wright made a preliminary reduction of its investment adviser fee by $60,448 for WTMM. In addition, Wright made a preliminary allocation of expenses of $22,223, $17,523, $23,222, $4,132, and $13,664 on behalf of WTMM, WNTB, WUSTB, WTRB, and WCIF, respectively.

     The Trust also has engaged Eaton Vance Management (Eaton Vance) to act as administrator of the Trust. Under the Administration Agreement, Eaton Vance is responsible for managing the business affairs of the Trust and is compensated based upon a percentage of average daily net assets which rate is reduced as average daily net assets exceed certain levels. For the six months ended June 30, 2001, the effective annual rate was 0.07% for WTMM, 0.02% for WNTB, 0.02% for WUSTB, 0.07% for WTRB, and 0.02% for WCIF. Certain of the Trustees and officers of the Trust are directors/trustees and/or officers of the above organizations. Except as to Trustees of the Trust who are not employees of Eaton Vance or Wright, Trustees and officers received remuneration for their services to the Trust out of fees paid to Eaton Vance and Wright.

(4)  DISTRIBUTION EXPENSES

     The Trustees have adopted a Distribution Plan (the Plan) pursuant to Rule 12b-1 of the Investment Company Act of 1940. The Plan provides that each of the funds, except WTMM, will pay Wright Investors' Service Distributors, Inc. (Principal Underwriter), a wholly-owned subsidiary of Winthrop, at an annual rate of 0.25% of the Standard shares average daily net assets of each fund for activities primarily intended to result in the sale of each fund's Standard shares. To enhance the net income of WNTB, WUSTB, WTRB, and WCIF, the Principal Underwriter made a preliminary reduction of its fee by $30,732, $18,276, $36,025,and $14,603, respectively.

In addition, the Trustees have adopted a service plan (the Service Plan) which allows the funds to reimburse the Principal Underwriter for payments to intermediaries for providing account administration and personal and account maintenance services to their customers who are beneficial owners of shares. The amount of service fee payable under the Service Plan with respect to each class of shares may not exceed 0.25% annually of the average daily net assets attributable to the respective classes. For the six months ended June 30, 2001, the funds did not accrue or pay any service fees.

 (5) SHARES OF BENEFICIAL INTEREST

     The Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest (without par value). Transactions in fund shares were as follows:

                                                                   Six Months Ended                    Year Ended
                                                                     June 30, 2001                  December 31, 2000
                                                             ---------------------------------------------------------------
                                                               Shares            Amount         Shares            Amount
----------------------------------------------------------------------------------------------------------------------------


Wright U.S. Government Near Term Fund--
     Sales................................................     690,872      $ 7,018,412       1,667,611      $ 16,550,537
     Issued to shareholders in payment of
       distributions declared.............................      55,278          561,485         132,652         1,317,819
     Redemptions..........................................  (1,188,365)     (12,072,775)     (3,229,879)      (32,047,625)
                                                            -----------   --------------     -----------    --------------
         Net decrease.....................................    (442,215)   $  (4,492,878)     (1,429,616)    $ (14,179,269)
                                                            ===========   ==============     ===========    ==============


Wright U.S. TREASURY Fund--
     Sales................................................     205,877    $   2,812,930         116,758     $   1,539,944
     Issued to shareholders in payment
       of distributions declared..........................      16,971          232,495          63,037           832,310
     Redemptions..........................................    (694,088)      (9,436,345)     (1,399,714)      (18,416,272)
                                                            ----------    --------------     -----------    --------------
         Net decrease.....................................    (471,240)   $  (6,390,920)     (1,219,919)    $ (16,044,018)
                                                            ===========   ==============     ===========    ==============


Wright Total Return Bond Fund--
     Sales................................................     282,473    $   3,582,791       1,269,912     $  15,583,668
     Issued to shareholders in payment
       of distributions declared..........................     102,780        1,304,097         255,788         3,123,392
     Redemptions..........................................  (1,073,658)     (13,651,516)     (3,534,998)      (43,084,748)
                                                            ----------    --------------     -----------    --------------
         Net decrease.....................................    (688,405)   $  (8,764,628)     (2,009,298)    $ (24,377,688)
                                                            ===========   ==============     ===========    ==============



Wright Current Income Fund -- Standard Shares

     Sales................................................     891,069    $   9,199,274       2,313,418     $  23,557,659
     Issued to shareholders in payment
       of distributions declared..........................      77,003        1,005,917         263,223         2,675,755
     Redemptions..........................................  (1,996,717)     (21,054,040)     (3,656,461)      (37,172,863)
                                                            -----------   --------------     -----------    --------------
         Net decrease.....................................  (1,028,645)   $ (10,848,849)     (1,079,820)    $ (10,939,449)
                                                            ===========   ==============     ===========    ===============


Wright Current Income Fund-- Institutional Shares
     Issued to shareholders in payment
       of distributions declared..........................      75,250    $     755,011         161,682     $   1,565,194
     Redemptions..........................................    (344,636)      (3,455,000)        (16,802)         (165,000)
                                                            -----------   --------------     -----------    --------------
         Net increase (decrease)..........................    (269,386)   $  (2,699,989)        144,880     $   1,400,194
                                                            ===========   ===============    ===========    ==============


(6)  INVESTMENT TRANSACTIONS

     The Trust invests primarily in debt securities. The ability of the issuers of the debt securities held by the Trust to meet their obligations may be affected by economic developments in a specific industry or municipality. Purchases and sales and maturities of investments, other than short-term obligations, were as follows:

                                       Six Months Ended
                                         June 30, 2001
                                         -------------
                                             WTRB

------------------------------------------------------------------------------

Purchases--
   Non-U.S. Obligations                 $  12,530,050
                                        ==============
   U.S. Gov't Obligations               $   2,733,234
                                        ==============

Sales--
   Non-U.S. Gov't Obligation            $  15,811,672
                                        ==============
   U.S. Gov't Obligations               $   5,735,962
                                        ==============

     Increases and decreases in each fund's investment in its corresponding Portfolio for the six months ended June 30, 2001 were as follows:

                         WNTB         WUSTB        WCIF
------------------------------------------------------------------------------

Increases           $ 7,049,694  $ 2,885,065   $ 9,419,136
Decreases           (12,561,583) (10,047,159)  (25,613,119)


(7)  FEDERAL INCOME TAX BASIS OF INVESTMENT SECURITIES

     The cost and unrealized appreciation (depreciation) of the investment securities owned at June 30, 2001, as computed on a federal income tax basis, are as follows:

                                                 WTRB
-------------------------------------------------------------------------------


Aggregate cost............................  $  55,418,539
                                             =============
Gross unrealized appreciation.............  $   1,257,010
Gross unrealized depreciation.............       (566,946)
                                              ------------
Net unrealized depreciation...............  $     690,064
                                             =============


(8)  LINE OF CREDIT

     The funds participate with other funds managed by Wright in a committed $20 million unsecured line of credit agreement with a bank. The funds may temporarily borrow from the line of credit to satisfy redemption requests or settle investment transactions. Interest is charged to each fund based on its borrowings at an amount above the federal funds rate. In addition, a fee computed at an annual rate of 0.10% on the average daily unused portion of the $20 million line of credit, is allocated among the participating funds at the end of each quarter. The funds did not have significant borrowings or allocated fees during the six months ended June 30, 2001.

WRIGHT BLUE CHIP MASTER PORTFOLIO TRUST
-------------------------------------------------------------------------------
SELECTED BLUE CHIP EQUITIES PORTFOLIO (SBCP)



                STATEMENT OF ASSETS AND LIABILITIES

                     June 30, 2001 (Unaudited)
-------------------------------------------------------------------------------


ASSETS:
  Investments -
    Identified cost.......................     $ 42,975,248
    Unrealized appreciation...............       10,894,490
                                               ------------
    Total investments, at value (Note 1A).     $ 53,869,738

  Cash....................................           11,318
  Dividends and interest receivable.......           19,139
  Deferred organization expenses (Note 1C)            6,391
  Other assets............................              809
                                               ------------
    Total Assets..........................     $ 53,907,395
                                               ------------


LIABILITIES:

  Accrued expenses and other liabilities..     $     13,113
                                               ------------

NET ASSETS APPLICABLE TO
  INVESTORS' INTEREST IN PORTFOLIO........     $ 53,894,282
                                               =============

NET ASSETS CONSISTS OF:
  Net proceeds from capital contributions and
   withdrawals............................     $ 42,999,792
  Unrealized appreciation of investments
   (computed on the basis of identified cost)    10,894,490
                                               ------------
    Total.................................     $ 53,894,282
                                               =============

See notes to financial statements

                    STATEMENT OF OPERATIONS

      For the Six Months Ended June 30, 2001 (Unaudited)
-------------------------------------------------------------------------------


INVESTMENT INCOME (Note 1G):
  Income -
   Dividends..............................     $   194,650
   Interest...............................          44,541
                                               ------------
    Total income..........................     $   239,191
                                               ------------

  Expenses -
--
   Investment adviser fee (Note 2)........     $   158,509
   Administrator fee (Note 2).............          26,418
   Compensation of Trustees not employees of
    the investment adviser or administrator          1,774
   Custodian fee (Note 1D)................          23,454
   Audit fees.............................          23,633
   Amortization of organization expenses (Note 1C)   2,893
   Miscellaneous..........................             532
                                               ------------
    Total expenses........................     $   237,213
                                               ------------

   Deduct -
    Preliminary reduction of investment adviser fee
       (Note 2)...........................     $    (6,920)
                                               ------------
         Net expenses.....................     $   230,293
                                               ------------
            Net investment income.........     $     8,898
                                               ------------

REALIZED AND UNREALIZED GAIN (LOSS)
  ON INVESTMENTS:
  Net realized gain on investment transactions
   (identified cost basis)................     $ 1,003,381
  Change in unrealized appreciation
   of investments ........................      (2,902,661)
                                               ------------

  Net realized and unrealized loss
   on investments.........................     $(1,899,280)
                                               ------------

    Net decrease in net assets
       from operations....................     $(1,890,382)
                                               =============


See notes to financial statements

WRIGHT BLUE CHIP MASTER PORTFOLIO TRUST
-------------------------------------------------------------------------------
SELECTED BLUE CHIP EQUITIES PORTFOLIO (SBCP)




                                                                                     Six Months Ended         Year Ended
STATEMENTS OF CHANGES IN NET ASSETS                                                    June 30, 2001        Dec. 31, 2000
----------------------------------------------------------------------------------------------------------------------------------
                                                                                        (Unaudited)

INCREASE (DECREASE) IN NET ASSETS:
   From operations -
     Net investment income......................................................     $      8,898          $     52,806
     Net realized gain on investments...........................................        1,003,381             7,612,090
     Change in unrealized appreciation
       of investments...........................................................       (2,902,661)           (1,875,548)
                                                                                      ------------          ------------
       Net increase (decrease) in net assets from operations....................     $ (1,890,382)         $  5,789,348
                                                                                      ------------          ------------

   Capital transactions -
     Contributions..............................................................     $ 11,329,808          $ 18,911,484
     Withdrawals................................................................       (7,368,604)          (48,359,914)
                                                                                      ------------          ------------
   Increase (decrease) in net assets resulting from capital transactions........     $  3,961,204          $(29,448,430)
                                                                                      ------------          ------------

   Net increase (decrease) in net assets........................................     $  2,070,822          $(23,659,082)

NET ASSETS:

   At beginning of period.......................................................       51,823,460            75,482,542
                                                                                      ------------          ------------

   At end of period.............................................................     $ 53,894,282          $ 51,823,460
                                                                                     =============         =============
See notes to financial statements


WRIGHT BLUE CHIP MASTER PORTFOLIO TRUST
-------------------------------------------------------------------------------
INTERNATIONAL BLUE CHIP EQUITIES PORTFOLIO (IBCP)



              STATEMENT OF ASSETS AND LIABILITIES

                    June 30, 2001 (Unaudited)
-------------------------------------------------------------------------------


ASSETS:
  Investments -
    Identified cost.......................     $104,712,456
    Unrealized depreciation...............      (8,151,341)
                                               ------------
    Total investments, at value (Note 1A).     $96,561,115

  Foreign currency, at value
   (identified cost $32,870)..............          32,857
  Tax reclaim receivable..................         170,993
  Dividends and interest receivable.......          80,758
  Deferred organization expenses (Note 1C)           6,391
  Other assets............................           2,472
                                               ------------
    Total Assets..........................     $96,854,586
                                               ------------


LIABILITIES:

  Cash overdraft..........................     $    13,866
  Accrued expenses and other liabilities..          33,156
                                               ------------
   Total Liabilities......................     $    47,022
                                               ------------

NET ASSETS APPLICABLE TO
  INVESTORS' INTEREST IN PORTFOLIO........     $96,807,564
                                               =============

NET ASSETS CONSISTS OF:
  Net proceeds from capital contributions and
   withdrawals............................     $104,985,702
  Unrealized depreciation of investments
   and foreign currency transactions (computed
   on the basis of identified cost).......      (8,178,138)
                                               ------------
    Total.................................     $96,807,564
                                               =============

See notes to financial statements

                     STATEMENT OF OPERATIONS

      For the Six Months Ended June 30, 2001 (Unaudited)
-------------------------------------------------------------------------------


INVESTMENT INCOME (Note 1G):
  Income -
   Dividends..............................     $   957,923
   Interest...............................         147,252
   Less: Foreign taxes....................        (118,680)
                                               ------------
    Total income..........................     $   986,495
                                               ------------

  Expenses -

   Investment adviser fee (Note 2)........     $   443,729
   Administrator fee (Note 2).............          77,894
   Compensation of Trustees not employees of
    the investment adviser or administrator          1,773
   Custodian fee (Note 1D)................          98,276
   Audit fees.............................          29,092
   Amortization of organization expenses
    (Note 1C).............................           2,893
   Miscellaneous..........................             545
                                               ------------
    Total expenses........................     $   654,202
                                               ------------
     Net investment income................     $   332,293
                                               ------------


REALIZED AND UNREALIZED GAIN (LOSS)
  ON INVESTMENTS:
  Net realized loss on investment and foreign
   currency transactions (identified cost
    basis)................................     $(4,829,651)
  Change in unrealized depreciation of
   investments and translation of assets and
   liabilities in foreign currencies......     (17,460,096)
                                               ------------

  Net realized and unrealized loss on
   investments and foreign currency.......     $(22,289,747)
                                               ------------

    Net decrease in net assets
       from operations....................     $(21,957,454)
                                               =============



See notes to financial statements

WRIGHT BLUE CHIP MASTER PORTFOLIO TRUST
------------------------------------------------------------------------------
INTERNATIONAL BLUE CHIP EQUITIES PORTFOLIO (IBCP)




                                                                                     Six Months Ended         Year Ended
STATEMENTS OF CHANGES IN NET ASSETS                                                    June 30, 2001         Dec. 31,2000
---------------------------------------------------------------------------------------------------------------------------------
                                                                                        (Unaudited)

INCREASE (DECREASE) IN NET ASSETS:
   From operations -
     Net investment income......................................................     $    332,293          $  1,712,083
     Net realized gain (loss) on investments....................................       (4,829,651)           16,133,436
     Change in unrealized depreciation of investments...........................      (17,460,096)          (45,237,647)
                                                                                      ------------          ------------
       Net decrease in net assets from operations...............................     $(21,957,454)         $(27,392,128)
                                                                                      ------------          ------------

   Capital transactions -
     Contributions..............................................................     $ 13,129,372          $114,855,509
     Withdrawals................................................................      (23,961,546)         (130,337,378)
                                                                                      ------------          ------------
   Decrease in net assets resulting from capital transactions...................     $(10,832,174)         $(15,481,869)
                                                                                      ------------          ------------

   Net decrease in net assets...................................................     $(32,789,628)         $(42,873,997)

NET ASSETS:

   At beginning of period.......................................................      129,597,192           172,471,189
                                                                                      ------------          ------------
   At end of period.............................................................     $ 96,807,564          $129,597,192
                                                                                     =============         =============

See notes to financial statements

WRIGHT BLUE CHIP MASTER PORTFOLIO TRUST
-------------------------------------------------------------------------------
U.S. GOVERNMENT NEAR TERM PORTFOLIO (NTBP)



                STATEMENT OF ASSETS AND LIABILITIES

                   June 30, 2001 (Unaudited)
-------------------------------------------------------------------------------


ASSETS:
  Investments -
    Identified cost.......................     $ 33,877,524
    Unrealized appreciation...............          345,440
                                               ------------
    Total investments, at value (Note 1A).     $ 34,222,964

  Cash....................................          207,735
  Interest receivable.....................          582,555
  Deferred organization expenses (Note 1C)            5,367
  Other...................................              785
                                               ------------
    Total assets..........................     $ 35,019,406
                                               ------------


LIABILITIES:

  Accrued interest expense................     $        193
  Accrued expenses and other liabilities..            6,602
                                               ------------
    Total liabilities.....................     $      6,795
                                               ------------


NET ASSETS APPLICABLE TO
  INVESTORS' INTEREST IN PORTFOLIO........     $ 35,012,611
                                               =============

NET ASSETS CONSISTS OF:
  Net proceeds from capital contributions and
   withdrawals............................     $ 34,667,171
  Unrealized appreciation of investments
   (computed on the basis of identified cost)       345,440
                                               ------------

    Total.................................     $ 35,012,611
                                               =============



See notes to financial statements

                       STATEMENT OF OPERATIONS

        For the Six Months Ended June 30, 2001 (Unaudited)
------------------------------------------------------------------------------


INVESTMENT INCOME (Note 1G):
  Income -
   Interest Income........................     $ 1,069,982
                                               ------------

  Expenses -
   Investment adviser fee (Note 2)........     $    82,697
   Administrator fee (Note 2).............          12,863
   Compensation of Trustees not employees of
    the investment adviser or administrator          1,773
   Custodian fee (Note 1D)................          20,780
   Audit fees.............................          20,440
   Interest expense.......................           2,387
   Miscellaneous..........................             175
   Amortization of organization expenses
    (Note 1C).............................           2,919
                                               ------------
    Total expenses........................     $   144,034
                                               ------------

  Deduct -
   Preliminary reduction of investment
    adviser fee (Note 2)..................     $   (15,628)
   Reduction of custodian fee
    (Note 1D).............................          (3,180)
                                               ------------
     Total deductions.....................     $   (18,808)
                                               ------------
       Net expenses.......................     $   125,226
                                               ------------
         Net investment income............     $   944,756
                                               ------------

REALIZED AND UNREALIZED GAIN (LOSS)
  ON INVESTMENTS:
  Net realized gain on investment transactions
   (identified cost basis)................     $   151,979
  Net change in unrealized appreciation
   of investments.........................         139,623
                                               ------------

  Net realized and unrealized gain
   on investments.........................     $   291,602
                                               ------------

    Net increase in net assets
       from operations....................     $ 1,236,358
                                               ============

See notes to financial statements

WRIGHT BLUE CHIP MASTER PORTFOLIO TRUST
-------------------------------------------------------------------------------
U.S. GOVERNMENT NEAR TERM PORTFOLIO (NTBP)




                                                                                     Six Months Ended         Year Ended
STATEMENTS OF CHANGES IN NET ASSETS                                                    June 30, 2001       Dec. 31, 2000
------------------------------------------------------------------------------------------------------------------------------
                                                                                        (Unaudited)

INCREASE (DECREASE) IN NET ASSETS:
   From operations -
     Net investment income......................................................     $    944,756          $  2,436,165
     Net realized gain (loss) on investments....................................          151,979              (237,342)
     Change in unrealized appreciation of investments...........................          139,623               776,470
                                                                                      ------------          ------------

       Net increase in net assets from operations...............................     $  1,236,358          $  2,975,293
                                                                                      ------------          ------------

   Capital transactions -
     Contributions..............................................................     $  7,049,694          $ 16,553,797
     Withdrawals................................................................      (12,561,583)          (33,203,980)
                                                                                      ------------          ------------
   Decrease in net assets resulting from capital transactions...................     $ (5,511,889)         $(16,650,183)
                                                                                      ------------          ------------

   Net decrease in net assets...................................................     $ (4,275,531)         $(13,674,890)

NET ASSETS:

   At beginning of period.......................................................       39,288,142            52,963,032
                                                                                      ------------          ------------

   At end of period.............................................................     $ 35,012,611          $ 39,288,142
                                                                                     =============         =============

See notes to financial statements

WRIGHT BLUE CHIP MASTER PORTFOLIO TRUST
------------------------------------------------------------------------------
U.S. TREASURY PORTFOLIO (USTBP)



                  STATEMENT OF ASSETS AND LIABILITIES

                     June 30, 2001 (Unaudited)
-------------------------------------------------------------------------------


ASSETS:
  Investments -
    Identified cost.......................     $10,325,707
    Unrealized appreciation...............         642,751
                                               ------------
    Total investments, at value (Note 1A).     $ 10,968,458

  Interest receivable.....................         177,958
  Deferred organization expenses (Note 1C)           5,312
  Other assets............................             353
                                               ------------
    Total assets..........................     $ 11,152,081
                                               ------------

LIABILITIES:

  Cash overdraft..........................     $    46,791
  Accrued expenses and other liabilities..           4,104
                                               ------------
    Total liabilities.....................     $    50,895
                                               ------------


NET ASSETS APPLICABLE TO
  INVESTORS' INTEREST IN PORTFOLIO........     $11,101,186
                                               =============

NET ASSETS CONSISTS OF:
  Net proceeds from capital contributions and
   withdrawals............................     $10,458,435
  Unrealized appreciation of investments
   (computed on the basis of identified cost)      642,751
                                               ------------

    Total.................................     $11,101,186
                                               =============


See notes to financial statements

                   STATEMENT OF OPERATIONS

       For the Six Months Ended June 30, 2001 (Unaudited)
------------------------------------------------------------------------------


INVESTMENT INCOME (Note 1G):
  Income -
   Interest Income........................     $   475,461
                                               ------------

  Expenses -

   Investment adviser fee (Note 2)........     $    35,237
   Administrator fee (Note 2).............           5,482
   Compensation of Trustees not employees of
    the investment adviser or administrator          1,773
   Custodian fee (Note 1D)................          16,444
   Audit fees.............................          17,762
   Interest expense.......................             193
   Amortization of organization expenses
    (Note 1C).............................           2,919
   Miscellaneous..........................              79
                                               ------------
    Total expenses........................     $    79,889
                                               ------------

   Deduct -..............................
    Preliminary reduction of investment adviser fee
       (Note 2)...........................     $   (18,835)
    Reduction of custodian fee (Note 1D)..          (8,750)
                                               ------------
      Total deductions....................     $   (27,585)
                                               ------------
      Net expenses........................     $    52,304
                                               ------------
        Net investment income.............     $   423,157
                                               ------------

REALIZED AND UNREALIZED GAIN (LOSS)
  ON INVESTMENTS:
  Net realized gain on investment transactions
   (identified cost basis)................     $   118,983
  Net change in unrealized appreciation
   of investments.........................        (373,931)
                                               ------------
  Net realized and unrealized loss
   on investments.........................     $  (254,948)
                                               ------------

    Net increase in net assets
       from operations....................     $   168,209
                                               =============

See notes to financial statements

WRIGHT BLUE CHIP MASTER PORTFOLIO TRUST
-------------------------------------------------------------------------------
U.S. Treasury Portfolio (USTBP)




                                                                                     Six Months Ended         Year Ended
STATEMENTS OF CHANGES IN NET ASSETS                                                    June 30, 2001         Dec. 31, 2000
--------------------------------------------------------------------------------------------------------------------------------
                                                                                        (Unaudited)

INCREASE (DECREASE) IN NET ASSETS:
   From operations -
     Net investment income......................................................     $    423,157          $  1,404,780
     Net realized gain (loss) on investments....................................          118,983               (73,914)
     Change in unrealized appreciation (depreciation) of investments............         (373,931)            1,508,234
                                                                                      ------------          ------------
       Net increase (decrease) in net assets from operations....................     $    168,209          $  2,839,100
                                                                                      ------------          ------------

   Capital transactions -
     Contributions..............................................................     $  2,885,065          $  1,928,556
     Withdrawals................................................................      (10,047,159)          (20,425,740)
                                                                                      ------------          ------------
   Decrease in net assets resulting from capital transactions...................     $ (7,162,094)         $(18,497,184)
                                                                                      ------------          ------------

   Net decrease in net assets...................................................     $ (6,993,885)         $(15,658,084)

NET ASSETS:

   At beginning of period.......................................................       18,095,071            33,753,155
                                                                                      ------------          ------------
   At end of period.............................................................     $ 11,101,186          $ 18,095,071
                                                                                     =============         =============


See notes to financial statements

WRIGHT BLUE CHIP MASTER PORTFOLIO TRUST
------------------------------------------------------------------------------
Current Income Portfolio (CIFP)



                 STATEMENT OF ASSETS AND LIABILITIES

                     June 30, 2001 (Unaudited)
------------------------------------------------------------------------------


ASSETS:
  Investments -
    Identified cost.......................     $79,277,898
    Unrealized appreciation...............         779,149
                                               ------------

    Total investments, at value (Note 1A).     $80,057,047

  Cash....................................          61,275
  Interest receivable.....................         463,013
  Deferred organization expenses (Note 1C)           5,137
  Other assets............................           1,617
                                               ------------
    Total assets..........................     $80,588,089
                                               ------------


LIABILITIES:

  Accrued expenses and other liabilities..     $    10,152
                                               ------------


NET ASSETS APPLICABLE TO
  INVESTORS' INTEREST IN PORTFOLIO........     $ 80,577,937
                                               =============

NET ASSETS CONSISTS OF:
  Net proceeds from capital contributions and
   withdrawals............................     $79,798,788
  Unrealized appreciation of investments
   (computed on the basis of identified cost)      779,149
                                               ------------

    Total.................................     $80,577,937
                                               ============


See notes to financial statements

                       STATEMENT OF OPERATIONS

          For the Six Months Ended June 30, 2001 (Unaudited)
------------------------------------------------------------------------------


INVESTMENT INCOME (Note 1G):
  Income -
   Interest Income........................     $ 3,031,541
                                               ------------

  Expenses -

   Investment adviser fee (Note 2)........     $   196,281
   Administrator fee (Note 2).............          30,532
   Compensation of Trustees not employees of
    the investment adviser or administrator          1,773
   Custodian fee (Note 1D)................          34,255
   Audit fees.............................          20,440
   Interest expense.......................           8,525
   Amortization of organization expenses
    (Note 1C).............................           2,919
   Miscellaneous..........................             371
                                               ------------
    Total expenses........................     $   295,096
                                               ------------

   Deduct -
    Preliminary reduction of investment adviser
       fee (Note 2).......................         (31,203)
    Reduction of custodian fee (Note 1D)..            (975)
                                               ------------
       Total deductions...................     $   (32,178)
                                               ------------
       Net expenses.......................     $   262,918
                                               ------------
         Net investment income............     $ 2,768,623
                                               ------------

REALIZED AND UNREALIZED LOSS
  ON INVESTMENTS:
  Net realized loss on investment transactions
   (identified cost basis)................     $  (107,089)
  Net change in unrealized appreciation
   of investments.........................         460,141
                                               -----------
  Net realized and unrealized gain
   on investments.........................     $   353,052
                                               ------------

    Net increase in net assets
       from operations....................     $ 3,121,675
                                               =============

See notes to financial statements

WRIGHT BLUE CHIP MASTER PORTFOLIO TRUST
-------------------------------------------------------------------------------
CURRENT INCOME PORTFOLIO (CIFP)

                                                                                     Six Months Ended         Year Ended
STATEMENTS OF CHANGES IN NET ASSETS                                                    June 30, 2001        Dec. 31, 2000
-------------------------------------------------------------------------------------------------------------------------------
                                                                                        (Unaudited)

INCREASE (DECREASE) IN NET ASSETS:
   From operations -
     Net investment income......................................................     $  2,768,623          $  6,278,116
     Net realized loss on investments...........................................         (107,089)             (377,452)
     Change in unrealized appreciation (depreciation) of investments............          460,141             3,810,258
                                                                                      ------------          ------------
       Net increase in net assets from operations...............................     $  3,121,675          $  9,710,922
                                                                                      ------------          ------------

   Capital transactions -
     Contributions..............................................................     $  9,419,136          $ 23,398,160
     Withdrawals................................................................      (25,613,119)          (39,445,934)
                                                                                      ------------          ------------
   Decrease in net assets resulting from capital transactions...................     $(16,193,983)         $(16,047,774)
                                                                                      ------------          ------------

   Net decrease in net assets...................................................     $(13,072,308)         $ (6,336,852)

NET ASSETS:

   At beginning of period.......................................................       93,650,245            99,987,097
                                                                                      ------------          ------------
   At end of period.............................................................     $ 80,577,937          $ 93,650,245
                                                                                     =============         =============

See notes to financial statements

WRIGHT BLUE CHIP MASTER PORTFOLIO TRUST
------------------------------------------------------------------------------
SUPPLEMENTARY DATA

                                                                             Year Ended December 31
                                                           --------------------------------------------------------------
Selected Blue Chip Equities Portfolio (SBCP)               2001(3)       2000         1999         1998         1997(2)
-------------------------------------------------------------------------------------------------------------------------

Ratios (As a percentage of average daily net assets):++

     Net expenses                                          0.87%+       0.88%        0.85%        0.77%        0.66%+
     Net expenses after custodian fee reduction(1)         0.87%+       0.88%        0.84%        -            -
     Net investment income                                 0.04%+       0.09%        0.67%        0.80%        1.08%+

Portfolio Turnover                                           24%          55%         106%           78%          28%

Net assets, end of period (000 omitted)                  $53,894      $51,823      $75,483      $221,657     $259,492

---------------------------------------------------------------------------------------------------------------------------

+  Annualized.
++ For the six months ended June 30, 2001 and the year ended December 31, 1999, the operating expenses of SBCP reflect a waiver of the investment adviser fee. Had such action not been taken, the ratios would have been as follows:

                                                           2001(3)                    1999
                                                          --------                   -------

Ratios (As a percentage of average daily net assets):

     Expenses                                              0.90%                     0.86%
     Expenses after custodian fee reduction(1)             0.90%                     0.85%
     Net investment income                                 0.01%                     0.66%


(1)Reporting guidelines require the Portfolio to increase its expense ratio by the effect of any offset arrangements with its service providers. The computation of net expenses to average daily net assets reported above is computed without consideration of credits in such offset arrangements.

(2)For the period from the start of business, May 2, 1997 to December 31, 1997.
(3)For the six months ended June 30, 2001 (unaudited).

See notes to financial statements





                                                                             Year Ended December 31
                                                           -------------------------------------------------------------
International Blue Chip Equities Portfolio (IBCP)          2001(2)       2000         1999         1998         1997(1)
------------------------------------------------------------------------------------------------------------------------

Ratios (As a percentage of average daily net assets):

     Net expenses                                          1.18%+       1.13%        1.14%        1.01%        0.90%+
     Net investment income                                 0.60%+       1.11%        0.33%        0.77%        0.95%+

Portfolio Turnover                                           21%          53%         105%           66%          37%

Net assets, end of period (000 omitted)                  $96,808     $129,597     $172,471      $212,231     $257,047

-------------------------------------------------------------------------------------------------------------------------

+  Annualized.

(1)For the period from the start of business, May 2, 1997 to December 31, 1997.
(2)For the six months ended June 30, 2001 (unaudited).

See notes to financial statements

WRIGHT BLUE CHIP MASTER PORTFOLIO TRUST
-------------------------------------------------------------------------------
SUPPLEMENTARY DATA

                                                                              Year Ended December 31
                                                         --------------------------------------------------------------------
U.S. Government Near Term Portfolio (NTBP)                2001(3)        2000         1999         1998         1997(2)
-----------------------------------------------------------------------------------------------------------------------------

Ratios (As a percentage of average daily net assets):

     Net expenses(1)                                       0.70%+       0.69%        0.58%        0.57%        0.46%+
     Net investment income                                 5.14%+       5.55%        5.60%        5.68%        6.24%+

Portfolio Turnover                                           59%          65%           0%           10%           0%

Net assets, end of period (000 omitted)                  $35,013      $39,288      $52,963       $92,200     $102,861
-------------------------------------------------------------------------------------------------------------------------------

++ For the six months ended June 30, 2001, the operating expenses of NTBP reflect a reduction of investment adviser fee. Had such action not been taken, the ratios would have been as follows:

                                                           2001(3)
                                                          --------
Ratios (As a percentage of average daily net assets):
     Net expenses                                          0.78%+
     Net expenses after custodian fee reduction            0.77%+
     Net investment income                                 5.06%+

---------------------------------------------------------------------------------------------------------------------------------

+   Annualized.

(1) Reporting guidelines require each Portfolio to increase its expense ratio by the effect of any offset arrangements with its service providers. The computation of net expenses to average daily net assets reported above is computed without consideration of credits in such offset arrangements. If these credits were considered, the ratio of net expenses to average daily net assets would have been reduced to 0.69% for the six months ended June
    30, 2001, 0.66% for the year ended December 31, 2000, 0.57% for the year ended December 31, 1999, 0.56% for the year ended December 31, 1998, and
    0.45% for the period from the start of business, May 2, 1997 to December 31, 1997.

(2) For the period from the start of business, May 2, 1997 to December 31, 1997.
(3) For the six months ended June 30, 2001 (unaudited).

See notes to financial statements



                                                                             Year Ended December 31
                                                          --------------------------------------------------------------
U.S. Treasury Portfolio (USTBP)                            2001(3)       2000         1999         1998         1997(2)
------------------------------------------------------------------------------------------------------------------------

Ratios (As a percentage of average daily net assets):++

     Net expenses(1)                                       0.78%+       0.73%        0.60%        0.57%        0.56%+
     Net investment income                                 5.42%+       5.77%        5.57%        5.45%        6.11%+

Portfolio Turnover                                           10%          74%           0%            7%           0%

Net assets, end of period (000 omitted)                  $11,101      $18,095      $33,753       $67,330      $74,536

-----------------------------------------------------------------------------------------------------------------------------

++ For the six months ended June 30, 2001 and the years ended December 31, 2000 and 1998, the operating expenses of USTBP reflect an allocation of expenses to the investment adviser or a reduction of investment adviser fee. Had such action not been taken, the ratios would have been as follows:

                                                           2001(3)       2000                      1998
                                                          --------     -------                   --------
Ratios (As a percentage of average daily net assets):

     Net expenses                                          1.02%+       0.79%                     0.58%
     Net expenses after custodian fee reduction            0.91%+       0.77%                     0.55%
     Net investment income                                 5.18%+       5.71%                     5.44%

--------------------------------------------------------------------------------------------------------------------------------

+   Annualized.
(1) Reporting  guidelines require the Portfolio to increase its expense ratio by the  effect of any  offset  arrangements  with its  service  providers.  The computation  of net expenses to average daily net assets  reported  above is computed without  consideration of credits in such offset  arrangements.  If these  credits were  considered,  the ratio of net expenses to average daily net assets  would have been  reduced to 0.67% for the six months  ended June
    30, 2001,  0.71% for the year ended  December  31, 2000,  0.58% for the year ended  December 31, 1999,  0.54% for the year ended  December 31, 1998,  and
    0.41% for the period from the start of business  May 2, 1997 to December 31,
    1997.

(2) For the period from the start of business, May 2, 1997 to December 31, 1997.
(3) For the six months ended June 30, 2001 (unaudited).


See notes to financial statements

WRIGHT BLUE CHIP MASTER PORTFOLIO TRUST
------------------------------------------------------------------------------
SUPPLEMENTARY DATA

                                                                             Year Ended December 31
                                                          -------------------------------------------------------------------
Current Income Portfolio (CIFP)                            2001(3)       2000         1999         1998         1997(2)
-----------------------------------------------------------------------------------------------------------------------------

Ratios (As a percentage of average daily net assets):

     Net expenses                                          0.60%+(1)    0.62%        0.59%        0.57%        0.48%+
     Net investment income                                 6.34%+       6.54%        6.32%        6.33%        6.66%+

Portfolio Turnover                                          1.0%           6%           0%            1%           7%

Net assets, end of year (000 omitted)                    $80,578      $93,650      $99,987      $113,707      $97,765

------------------------------------------------------------------------------------------------------------------------------

(1) For the six months ended June 30, 2001, the operating expenses of CIFP reflect a reduction of investment adviser fee. Had such action not been taken, the ratios would have been as follows:

                                                            2001(3)
                                                           --------
Ratios (As a percentage of average daily net assets):
     Net expenses                                          0.67%+
     Net investment income                                 6.27%+

--------------------------------------------------------------------------------------------------------------------------------

+   Annualized.

(2) For the period from the start of business, May 2, 1997 to December 31, 1997.
(3) For the six months ended June 30, 2001 (unaudited).

See notes to financial statements

WRIGHT BLUE CHIP MASTER PORTFOLIO TRUST
-------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS (Unaudited)
-------------------------------------------------------------------------------



(1)  Significant Accounting Policies

     The Wright Blue Chip Master Portfolio Trust (the Trust), issuer of Selected Blue Chip Equities Portfolio (Selected Portfolio), International Blue Chip Equities Portfolio (International Portfolio), U.S. Government Near Term Portfolio (Term Portfolio), U.S. Treasury Portfolio (Treasury Portfolio), and Current Income Portfolio (Income Portfolio), collectively the Portfolios, are registered under the Investment Company Act of 1940 as non-diversified open-end management investment companies which were organized as trusts under the laws of the State of New York on March 18, 1997. The Declaration of Trust permits the Trustees to issue interests in the portfolios. The following is a summary of significant accounting policies of the portfolios. The policies are in conformity with accounting principles generally accepted in the United States of America.

A. Investment Valuations - Securities listed on securities exchanges or in the NASDAQ National Market are valued at closing sale prices. Securities traded on more than one U.S. or foreign securities exchange are valued at the last sale price on the exchange representing the principal market fo such securities, if those prices are deemed to be representative of market values at the close of business. Unlisted or listed securities,for which closing sale prices are not available, are valued at the mean between latest bid and asked prices. Fixed income securities for which market quotations are readily available are valued on the basis of valuations supplied by a pricing service. Short-term obligations maturing in sixty days or less are valued at amortized cost, which approximates fair value. Securities for which market quotations are unavailable, or deemed not to be representative of market values at the close of business, are appraised at their fair value as determined in good faith by or at the direction of the Trustees of the Trust.

B. Foreign Currency Translation - Investment security valuations, other assets, and liabilities initially expressed in foreign currencies are translated each business day into U.S. dollars based upon current exchange rates. Purchases and sales of foreign investment securities and income and expenses are translated into U.S. dollars based upon currency exchange rates prevailing on the respective dates of such transactions.

     The Trust does not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss from investments.

C. Deferred Organization Expenses - Costs incurred by a portfolio in connection with its organization are being amortized on the straight-line basis over five years beginning on the date each portfolio commenced operations.

D. Expense Reductions - The portfolios have entered into an arrangement with its custodian whereby interest earned on uninvested cash balances are used to offset custodian fees. All significant reductions are reported as a reduction of expenses in the Statement of Operations.

E. Income Taxes - The portfolios are treated as partnerships for federal tax purposes. No provision is made by the portfolios for federal or state taxes on any taxable income of the portfolios because each investor in the portfolios is ultimately responsible for the payment of any taxes on its share of such income. Since some of the portfolios' investors are regulated investment companies that invest all or substantially all of their assets in the portfolios, the portfolios normally must satisfy the applicable source of income and diversification requirements
     (under the Internal Revenue Code) in order for their respective investors to satisfy them. The portfolios will allocate at least annually among their respective investors each investor's distributive share of the portfolios' net taxable investment income, net realized capital gains and any other items of income, gain, loss, deductions or credit.

F. Use of Estimates - The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenue and expense during the reporting period. Actual results could differ from those estimates.

G. Other - Investment transactions are accounted for on a trade date basis. Dividend income is recorded on the ex-dividend date. However, if the ex-dividend date has passed, certain dividends from foreign securities are recorded as the portfolio is informed of the ex-dividend date. Interest income consists of interest accrued and discount earned (including both original issue and market discount) and amortization of premium or discount on long-term debt securities. The portfolios are in compliance with the provisions of the AICPA Audit and Accounting Guide for Investment Companies, as revised, which became effective for fiscal years beginning after December 15, 2000.The cumulative effect of the change to the cost of debt securities held at the beginning of the year for WNTB and WUSTB was a reduction of $140,254 and $429,396, respectively. The effect of the change for the period ended June 30, 2001 was:

                                        WNTB         WUSTB
                                    -----------------------

     Decrease to Investment Income $  18,428    $   28,452
     Increase to Realized Gain     $ 105,125    $   72,149

     The interest income is accrued ratably to the date of maturity on the investments of the portfolios.

H. Forward Foreign Currency Contracts - The International Portfolio may enter into forward foreign currency exchange contracts for the purchase or sale of a specific foreign currency at a fixed price on a future date. Risks may arise upon entering these contracts from the potential inability of counterparties to meet the terms of their contracts and from unanticipated movements in the value of a foreign currency relative to the U.S. dollar. The International Portfolio will enter into forward contracts for hedging purposes in connection with purchases and sales of securities denominated in foreign currencies. The forward foreign currency exchange contracts are adjusted by the daily forward exchange rate of the underlying currency and any gains or losses are recorded for financial statement purposes as unrealized until such time as the contracts have been closed or offset.

I. Reclassifications - Certain amounts in the prior periods' financial statements have been reclassified to conform to the current year's presentation.

I. Interim Financial Information - The interim financial statements relating to June 30, 2001 and for the six month period then ended have not been audited by independent certified public accountants, but in the opinion of the Trust's management, reflect all adjustments, consisting only of normally recurring adjustments, necessary for the fair presentation of the financial statements.

(2)  INVESTMENT ADVISER FEE AND OTHER TRANSACTIONS WITH AFFILIATES

     The Trust has engaged Wright Investors' Service, Inc. (Wright) to act as investment adviser to the portfolios pursuant to the respective Investment Advisory Contracts. Wright furnishes each portfolio with investment management, investment advisory, and other services. For its services, Wright is compensated based upon a percentage of average daily net assets, which rate is adjusted as average daily net assets exceed certain levels. For the six months ended June 30, 2001, the effective annual rate was 0.60% for the Selected Portfolio, 0.77% for the International Portfolio, 0.45% for the Near Term Portfolio, 0.45% for the Treasury Portfolio, and 0.45% for the Income Portfolio. To enhance the net income of the Selected Portfolio, Near Term Portfolio, Treasury Portfolio, and Income Portfolio, Wright made a preliminary reduction of its management fee by $6,920, $15,628, $18,835, and $31,203, respectively.

     The Trust has engaged Eaton Vance Management (Eaton Vance) to act as administrator of the Trust. Under the Administration Agreement, Eaton Vance is responsible for managing the business affairs of the Trust and is compensated based upon a percentage of average daily net assets which rate is reduced as average daily net assets exceed certain levels. For the six months ended June 30, 2001, the effective annual rate was 0.10% for the Selected Portfolio, 0.14% for the International Portfolio, 0.07% for the Near Term Portfolio, 0.07% for the Treasury Portfolio, and 0.07% for the Income Portfolio.

     Certain of the Trustees and officers of the portfolio are Trustees or officers of the above organizations. Except as to Trustees of the portfolios who are not employees of Wright, Trustees and officers receive remuneration for their services to the portfolios out of the fees paid to Wright.

(3)  INVESTMENTS

     The Term Portfolio, Treasury Portfolio, and Income Portfolio invest primarily in debt securities. The ability of the issuers of these debt securities held by the portfolios to meet their obligations may be affected by economic developments in a specific industry or municipality. Purchases and sales of investments, other than U.S. Government securities and short-term obligations, for the six months ended June 30, 2001 were as follows:

                                                  Selected     International U.S. Government      U.S.          Current
                                                  Blue Chip     Blue Chip       Near Term       Treasury        Income
                                                  Portfolio      Portfolio      Portfolio       Portfolio      Portfolio
--------------------------------------------------------------------------------------------------------------------------------

Purchases -

  Non-U.S. Gov't Obligations                   $  16,786,049  $  24,019,416  $         --    $         --   $         --
                                                ============   ============   ============    ============   ============
  U.S. Gov't Obligations                       $         --   $         --   $  21,134,675   $   1,521,953  $   1,018,479
                                                ============   ============   ============    ============   ============

Sales -

  Non-U.S. Gov't Obligations                   $  12,790,051  $  35,529,680  $         --    $         --   $         --
                                                ============   ============   ============    ============   ============
  U.S. Gov't. Obligations                      $         --   $         --   $  26,187,810   $   5,573,964  $   3,271,460
                                                ============   ============   ============    ============   ============



(4)  FEDERAL INCOME TAX BASIS OF INVESTMENT SECURITIES

     The cost and unrealized appreciation (depreciation) of the investment securities owned at June 30, 2001, as computed on a federal income tax basis, are as follows:

                                                  Selected     International U.S. Government      U.S.          Current
                                                  Blue Chip     Blue Chip       Near Term       Treasury        Income
                                                  Portfolio      Portfolio      Portfolio       Portfolio      Portfolio
----------------------------------------------------------------------------------------------------------------------------------

Aggregate cost                                 $ 42,975,248   $104,712,456   $ 33,877,524    $ 10,325,707   $ 79,277,898
                                                ============   ============   ============    ============   ============
Gross unrealized appreciation                  $ 13,558,102   $  6,384,263   $    395,761    $    877,065   $  1,204,354
Gross unrealized depreciation                    (2,663,612)   (14,535,604)       (50,321)       (234,314)      (425,205)
                                                 -----------    -----------    -----------     -----------    -----------

Net unrealized appreciation (depreciation)     $ 10,894,490   $ (8,151,341)  $    345,440    $    642,751   $    779,149
                                                ============   ============   ============    ============   ============


(5)  FINANCIAL INSTRUMENTS

     The portfolios may trade in financial instruments with off-balance sheet risk in the normal course of their investing activities in order to manage exposure to market risks such as interest rates and foreign currency exchange rates. These financial instruments include forward foreign currency contracts for the International Portfolio. The notional or contractual amounts of these instruments represent the investment the portfolio has in particular classes of financial instruments and does not necessarily represent the amounts potentially subject to risk. The measurement of the risks associated with these instruments is meaningful only when all related and offsetting transactions are considered.

     As of June 30, 2001, the International Portfolio had no open forward foreign currency exchange contracts.

(6) RISKS ASSOCIATED WITH FOREIGN INVESTMENTS

The International Portfolio's investing in securities issued by companies whose principal business activities are outside the United States may involve significant risks not present in domestic investments. For example, there is generally less publicly available information about foreign companies, particularly those not subject to the disclosure and reporting requirements of the U.S. securities laws. Foreign issuers are generally not bound by uniform accounting, auditing, and financial reporting requirements and standards of practice comparable to those applicable to domestic issuers. Investments in foreign securities also involve the risk of possible adverse changes in investment or exchange control regulations, expropriation or confiscatory taxation, limitation on the removal of funds or other assets of International Portfolio, political or financial instability or diplomatic and other developments which could affect such investments. Foreign stock markets, while growing in volume and sophistication, are generally not as developed as those in the United States, and securities of some foreign issuers (particularly those located in developing countries) may be less liquid and more volatile than securities of comparable U.S. companies. In general, there is less overall governmental supervision and regulation of foreign securities markets, broker-dealers, and issuers than in the United States.

     Settlement of securities transactions in foreign countries may be delayed and is generally less frequent than in the United States, which could affect the liquidity of International Portfolio's assets. International Portfolio may be unable to sell securities where the registration process is incomplete and may experience delays in receipt of dividends.

(7)  LINE OF CREDIT

     The portfolios participate with other funds managed by Wright in a committed $20 million unsecured line of credit agreement with a bank. The portfolios may temporarily borrow from the line of credit to settle investment transactions. Interest is charged to each portfolio based on its borrowings at an amount above the federal funds' rate. In addition, a fee computed at an annual rate of 0.10% on the average daily unused portion of the $20 million line of credit, is allocated among the participating funds and portfolios at the end of each quarter. At June 30, 2001, there were no loans outstanding under the credit facility.

WRIGHT MAJOR BLUE CHIP EQUITIES FUND (WMBC)
-------------------------------------------------------------------------------
PORTFOLIO OF INVESTMENTS - June 30, 2001 (Unaudited)



                                       Shares       Value

            Equity Interests -- 99.2%

BANKS -- 3.3%

Fifth Third Bancorp.................  62,200   $  3,735,110
                                                -----------


CAPITAL GOODS -- 9.2%

General Electric Co.................  93,600   $  4,563,000
Honeywell International Inc.........  24,300        850,257
Illinois Tool Works Inc.............  39,200      2,481,360
Tyco International Ltd..............  47,100      2,566,950
                                                -----------
                                               $ 10,461,567
                                                -----------


COMMUNICATIONS EQUIPMENT -- 1.4%

Cisco Systems, Inc.*................  88,600   $  1,612,520
                                                -----------


COMPUTER & PERIPHERALS -- 6.4%

Dell Computer Corp.*................  43,100   $  1,118,445
EMC Corp.*..........................  61,100      1,774,955
International Business Machine......  29,100      3,288,300
Sun Microsystems, Inc.*.............  71,600      1,125,552
                                                -----------
                                               $  7,307,252
                                                -----------



DIVERSIFIED FINANCIALS -- 7.3%

Citigroup........................... 109,200   $  5,770,128
J.P. Morgan Chase & Co..............  58,100      2,591,260
                                                -----------
                                               $  8,361,388
                                                -----------



ENERGY -- 8.7%

Conoco Inc. Class B - WI............  68,900   $  1,991,210
Exxon Mobil Corp....................  46,006      4,018,624
Schlumberger Ltd....................  37,200      1,958,580
Transocean Sedco Forex Inc..........  48,252      1,990,395
                                                -----------
                                               $  9,958,809
                                                -----------


FOOD, BEVERAGE & TOBACCO -- 5.2%

Anheuser Busch Cos. Inc.............  61,300   $  2,525,560
PepsiCo, Inc........................  77,100      3,407,820
                                                -----------
                                               $  5,933,380
                                                -----------



HEALTH CARE EQUIPMENT & SERVICES -- 1.6%
Medtronics, Inc.....................  39,500   $  1,817,395
                                                -----------



HOTELS, RESTAURANTS & LEISURE -- 2.8%

McDonald's Corp..................... 117,700   $  3,184,962
                                                -----------



HOUSEHOLD & PERSONAL PRODUCTS -- 1.2%

Avon Products Inc...................  31,000   $  1,434,680
                                                -----------



INSURANCE -- 6.3%

American Int'l. Group...............  33,700   $  2,898,200
Marsh & McLennan Cos., Inc..........  43,100      4,353,100
                                                -----------
                                               $  7,251,300
                                                -----------



MATERIALS -- 1.9%

Alcoa Inc...........................  54,600   $  2,151,240
                                                -----------


MEDIA -- 3.6%

AOL Time Warner Inc.*...............  47,300   $  2,506,900
Gannett Co., Inc....................  24,300      1,601,370
                                                -----------
                                               $  4,108,270
                                                -----------




PHARMACEUTICALS & BIOTECHNOLOGY -- 9.2%
Biogen, Inc.*.......................  51,400   $  2,794,104
Johnson & Johnson...................  49,600      2,480,000
Merck & Co., Inc....................  22,700      1,450,757
Pfizer Inc..........................  94,600      3,788,730
                                                -----------
                                               $ 10,513,591
                                                -----------



RETAILING -- 6.1%

Costco Wholesale Corp.*.............  63,800   $  2,620,904
Wal-Mart Stores Inc.................  88,600      4,323,680
                                                -----------
                                               $  6,944,584
                                                -----------



SEMICONDUCTOR EQUIPMENT & PRODUCTS-- 4.5%
Analog Devices*.....................  26,400   $  1,141,800
Applied Materials Inc.*.............  22,000      1,080,200
Intel Corporation................... 101,700      2,974,725
                                                -----------
                                               $  5,196,725
                                                -----------



SOFTWARE & SERVICES -- 9.7%

Adobe Systems Inc...................  49,100   $  2,307,700
Electronic Data Systems Corp........  42,700      2,668,750
Microsoft Corporation*..............  53,900      3,913,140
Oracle Corp.*....................... 113,800      2,162,200
                                                -----------
                                               $ 11,051,790
                                                -----------



TELECOMMUNICATION SERVICES -- 6.6%

AT&T Corporation....................  74,800   $  1,645,600
Qwest Communications Int'l..........  60,100      1,915,387
SBC Communications, Inc.............  81,700      3,272,902
Worldcom, Inc.*.....................  51,450        769,692
                                                -----------
                                               $  7,603,581
                                                -----------


TRANSPORTATION -- 2.2%

Norfolk Southern Corp............... 119,600   $  2,475,720
                                                -----------



UTILITIES -- 2.0%

Enron Corporation...................  46,100   $  2,258,900
                                                -----------



Total EQUITY INterestS -- 99.2%
  (identified cost, $112,179,288)              $113,362,764
                                                -----------


                 RESERVE FUNDS - 1.1%

                                                Face Amount
                                                ------------
American Express Corp., 4.091%, 7/02/01
  (at amortized cost, $1,245,000).$1,245,000   $  1,245,000
                                                -----------

TOTAL INVESTMENTS-- 100.3%
  (identified cost, $113,424,288)              $114,607,764

OTHER ASSETS,
  LESS LIABILITIES  -- (0.3%)                     (320,906)
                                                -----------


NET ASSETS -- 100%                             $114,286,858
                                               ============


* Non-income-producing security.

See notes to financial statements

WRIGHT TOTAL RETURN BOND FUND (WTRB)
-------------------------------------------------------------------------------
PORTFOLIO OF INVESTMENTS - June 30, 2001 (Unaudited)



Face                                                    Coupon     Maturity      Market                   Current   Yield To
Amount            Description                            Rate        Date         Price        Value        Yield   Maturity
---------------------------------------------------------------------------------------------------------------------------------


CORPORATE BONDS

FINANCIAL
---------
$   1,100,000     Ameritech Cap                          6.15%      1/15/08     $ 97.905  $ 1,076,955      6.28%     6.5%
      700,000     Citibank Credit Card Issuance Trust    6.90%     10/17/07      104.468      731,276      6.60%     6.2%
    1,000,000     IBM Corp.                              5.63%      4/12/04      100.557    1,005,570      5.59%     5.0%
    1,000,000     J.P. Morgan                            6.88%      1/15/07      103.189    1,031,890      6.66%     6.5%
    2,890,000     Lehman Bros. Hldg.                     7.75%      1/15/05      106.285    3,071,637      7.20%     6.1%
      935,000     MBNA Master Credit Corp.               7.35%      7/16/07      105.937      990,511      6.94%     6.2%


INDUSTRIALS
------------
    1,500,000     Continental Airlines                   6.70%      6/15/21     $ 97.866  $ 1,467,990      6.85%     6.9%
    1,500,000     Geogia Pacific Corp.                   8.88%      5/15/31      100.072    1,501,080      8.87%     8.8%
    1,280,000     Kimberly Clark Corp.                   6.38%      1/01/28       93.445    1,196,096      6.82%     6.9%
    2,000,000     TJX Companies Inc                      7.45%     12/15/09       95.201    1,904,020      7.83%     7.5%


UTILITIES
---------
    1,000,000     Duke Energy Corp.                      6.00%     12/01/28     $ 83.981    $ 839,810      7.10%     7.2%
    2,125,000     Enron Corp.                            6.50%      8/01/02      101.469    2,156,216      6.41%     4.7%
      955,000     Tennessee Valley Authority             6.00%      3/15/13       97.000      926,350      6.19%     6.3%
    1,825,000     Williams Cos., Inc.                    6.50%      8/01/06       98.864    1,804,268      6.57%     6.8%
                                                                                          ------------
Corporate Bonds (identified cost, $19,651,464) - 34.8%                                    $19,703,669
                                                                                          ------------



GOVERNMENT INTERESTS

U.S. GOVERNMENT AGENCIES
-------------------------
$   1,200,000     FHLB                                   5.13%      1/13/03     $101.047  $ 1,212,564      5.07%     4.5%
       40,000     Federal Home Loan Mortgage             5.75%      4/15/08       99.312       39,725      5.79%     5.9%
      530,000     Federal Home Loan Mortgage             5.80%      9/02/08       98.969      524,536      5.86%     5.9%
      933,650     FHLMC Gold 15 Yr. 7% P 000903          7.00%     10/01/15      101.875      951,157      6.87%     6.5%
      738,931     FHLMC Gold 30 Yr. 7% Pool #C27         7.00%      6/01/29      100.531      742,856      6.96%     6.7%

$     900,000     Federal National Mtg. Assn.            7.13%      2/15/05     $105.953    $ 953,577      6.72%     5.2%
    1,500,000     Federal National Mtg. Assn.            6.56%     11/26/07      100.703    1,510,545      6.51%     6.3%
    1,000,000     Federal National Mtg. Assn.            6.17%      1/15/08       99.359      993,590      6.21%     6.1%
      440,000     Federal National Mtg. Assn.            5.74%      1/21/09       96.766      425,770      5.93%     6.1%
      453,422     Federal National Mtg. Assn.            6.00%      1/01/29       96.328      436,773      6.23%     6.7%
      447,306     Federal National Mtg. Assn.            6.50%      3/01/29       98.531      440,735      6.60%     7.3%
      797,372     Federal National Mtg. Assn.            8.50%      4/01/30      105.093      837,982      8.09%     6.6%

      409,672     GNMA Pool # 436214                     6.50%      2/15/13     $101.281    $ 414,920      6.42%     7.0%
      648,018     GNMA Pool # 463839                     6.00%      5/15/13       99.250      643,159      6.05%     7.4%
      356,403     GNMA Pool # 442996                     6.00%      6/15/13       99.250      353,731      6.05%     7.3%
      796,533     GNMA Pool # 374892                     7.00%      2/15/24      101.500      808,481      6.90%     7.8%
      479,961     GNMA Pool # 376400                     6.50%      2/15/24       99.343      476,808      6.54%     6.7%
    2,640,664     GNMA Pool # 374892                     7.00%      2/15/24      101.500    2,680,275      6.90%     7.8%
    1,313,419     GNMA Pool # 410081                     8.00%      8/15/25      103.781    1,363,080      7.71%     7.1%
    1,288,446     GNMA Pool # 448490                     7.50%      3/15/27      102.593    1,321,855      7.31%     7.0%
      824,199     GNMA Pool # 427199                     7.00%     12/15/27      100.906      831,667      6.94%     7.7%
    1,146,915     GNMA Pool # 460726                     6.50%     12/15/27       99.000    1,135,446      6.57%     7.6%
    1,245,086     GNMA Pool # 458672                     6.50%      1/15/28       99.000    1,232,636      6.57%     7.6%
      830,881     GNMA Pool # 478072                     6.50%      5/15/28       98.969      822,315      6.57%     6.7%
      401,692     GNMA Pool # 488924                     6.50%     11/15/28       98.969      397,551      6.57%     6.5%
      586,909     GNMA Pool # 002671                     6.00%     11/20/28       96.469      566,186      6.22%     6.4%
      622,915     GNMA Pool # 510706                     8.00%     11/15/29      103.593      645,297      7.72%     7.1%
      391,046     GNMA Pool # 002909                     8.00%      4/20/30      103.312      403,998      7.74%     7.2%
    1,382,582     GNMA Pool # 002972                     7.50%      9/20/30      102.094    1,411,534      7.35%     7.0%
      512,616     GNMA Pool # 002973                     8.00%      9/20/30      103.312      529,595      7.74%     7.8%


U.S. TREASURIES
------------------
$   2,925,000     U.S. Treasury Bond                     7.25%      5/15/16     $113.906  $ 3,331,750      6.30%     5.8%
    1,050,000     U.S. Treasury Bond                     6.13%      8/15/29      103.578    1,087,569      5.91%     5.9%

$   3,200,000     U.S. Treasury Note                     7.50%      2/15/05      108.828    3,482,496      6.89%     4.8%
    1,700,000     U.S. Treasury Note                     4.63%      5/15/06       98.625    1,676,625      4.69%     4.9%
    1,000,000     U.S. Treasury Note                     5.75%      8/15/10      102.315    1,023,150      5.62%     5.4%
                                                                                          -----------
Total Government Interests (identified cost, $35,072,075) - 63.0%                         $35,709,934
                                                                                          -----------

                                                       eserve Funds -- 1.2%

Face Amount

     $695,000     American Express Corp.
                  (at amortized cost, $695,000)          4.09%      7/02/01                 $ 695,000
                                                                                          -----------

Total Investments (identified cost, $55,418,539) - 99.0%                                  $56,108,603

Other Assets, Less Liabilities  - 1.0%                                                        763,639
                                                                                          -----------

Net Assets -- 100.0%                                                                      $56,872,242
                                                                                         ============

Average Maturity  - 8.7 Years

See notes to financial statements

SELECTED BLUE CHIP EQUITIES PORTFOLIO (SBCP)
------------------------------------------------------------------------------
PORTFOLIO OF INVESTMENTS - June 30, 2001 (Unaudited)



                                       Shares       Value


          Equity Interests -- 98.8%

AUTOMOBILES & COMPONENTS -- 0.7%

Harley-Davidson.....................   8,300   $    390,764
                                                -----------


BANKS -- 9.4%

BB&T Corp...........................  14,240   $    522,608
Copmmerce Bancorp Inc/NJ............   8,800        616,880
Commerce Bancshares Inc.............  14,290        527,301
Mercantile Bankshares Corp..........  14,200        555,646
North Fork Bancorporation...........  20,300        629,300
SouthTrust Corp.....................  23,000        598,000
Wilmington Trust Corp...............  21,800      1,365,770
Zions Bancorp.......................   4,000        236,000
                                                -----------
                                               $  5,051,505
                                                -----------


CAPITAL GOODS -- 2.0%

Crane Co............................   8,750   $    271,250
Quanta Services Inc.*...............  17,200        379,088
SPX Corp.*..........................   3,400        425,612
                                                -----------
                                               $  1,075,950
                                                -----------


COMMERCIAL SERVICES & SUPPLIES -- 9.3%

Apollo Group Inc. - CL A*...........  14,950   $    634,627
Avery Dennison Corp.................  10,700        546,235
Cintas Corp.........................   8,600        397,750
Concord EFS, Inc.*..................  23,400      1,217,034
CSG Systems Int'l. Inc.*............  18,600      1,055,735
DST Systems Inc.*...................   6,800        358,360
Fiserv Incorporation*...............  12,800        818,944
                                                -----------
                                               $  5,028,685
                                                -----------

COMPUTERS & PERIPHERALS -- 0.4%

Gateway Inc.*.......................  12,600   $    207,270
                                                -----------


CONSUMER DURABLES & APPAREL -- 4.0%

Jones Apparel Group Inc.*...........  27,000   $  1,166,400
Liz Claiborne.......................  19,500        983,775
                                                -----------
                                               $  2,150,175
                                                -----------


DIVERSIFIED FINANCIALS -- 2.5%

Ambac Inc...........................  12,700   $    739,140
SEI Investments Co..................  13,000        616,200
                                                -----------
                                               $  1,355,340
                                                -----------



ELECTRONIC EQUIPMENT & INSTRUMENTS-- 3.1%
Jabil Circuit Inc.*.................  17,200   $    530,792
Samina Corp.*.......................  13,600        318,376
SCI Systems Inc.*...................   8,500        216,750
Solectron Corp*.....................  14,700        269,010
Waters Corp.*.......................  12,400        342,364
                                                -----------
                                               $  1,677,292
                                                -----------


ENERGY -- 6.2%

Devon Energy Corp...................  21,800   $  1,144,500
Ensco Int'l. Inc....................  45,400      1,062,360
Nabors Inds., Inc.*.................  18,700        695,640
Noble Drilling Corp.*...............  12,500        409,375
                                                -----------
                                               $  3,311,875
                                                -----------


FOOD & DRUG RETAILING -- 1.2%

Sysco Corp..........................  24,200   $    657,030
                                                -----------



HEALTH CARE EQUIPMENT & SERVICES-- 5.4%
Cardinal Health Inc.................   8,400   $    579,600
Minimed Inc.*.......................  14,200        681,600
Stryker Corp........................  29,600      1,623,560
                                                -----------
                                               $  2,884,760
                                                -----------


HOTELS, RESTAURANTS & LEISURE -- 2.9%

Brinker International Inc.*.........  34,550   $    893,118
Wendy's International Inc...........  26,600        679,364
                                                -----------
                                               $  1,572,482
                                                -----------


HOUSEHOLD & PERSONAL PRODUCTS -- 3.0%

Alberto Culver Co. Class A..........  46,100   $  1,631,940
                                                -----------


INSURANCE -- 4.1%

AFLAC Corp..........................  14,000   $    440,860
Jefferson Pilot Corp................  11,800        570,176
MBIA, Inc...........................  10,050        559,584
Protective Life Corp................  19,000        653,030
                                                -----------
                                               $  2,223,650
                                                -----------


MATERIALS -- 1.5%

Sigma-Aldrich.......................  20,300   $    783,986
                                                -----------



MEDIA -- 2.8%

Interpublic Group Inc...............  11,900   $    349,265
New York Times Co...................  11,500        483,000
Univision Communications*...........  16,100        688,758
                                                -----------
                                               $  1,521,023
                                                -----------



PHARMACEUTICALS & BIOTECHNOLOGY-- 12.0%
Barr Laboratories*..................  15,700   $  1,105,437
Forest Laboratories Inc.*...........   7,800        553,800
Genzyme Corp.*......................  24,400      1,488,400
Idec Pharmaceuticals Corp.*.........  15,900      1,076,271
Ivax Corp.*.........................  19,375        755,625
Watson Pharmaceutical Inc.*.........  24,400      1,504,016
                                                -----------

                                               $  6,483,549
                                                -----------


RETAILING -- 5.4%

Bed Bath & Beyond Inc.*.............  12,400   $    372,000
Best Buy Company Inc.*..............  13,200        838,464
CDW Computer Centers Inc.*..........   8,600        341,506
Tiffany & Co........................  15,700        568,654
TJX Cos., Inc.......................  24,900        793,563
                                                -----------
                                               $  2,914,187
                                                -----------


SEMICONDUCTOR EQUIPMENT & PRODUCTS-- 6.9%
Altera Corp.*.......................  15,500   $    449,500
Analog Devices*.....................   9,100        393,575
Atmel Corp.*........................  35,300        476,197
Integrated Device Technology Inc.*..   5,300        167,957
Linear Technology Corp..............  11,500        508,530
Maxim Intergrated Products*.........  16,725        739,412
Novellus System Inc.*...............  12,400        704,196
Xilinx Inc.*........................   7,100        292,804
                                                -----------
                                               $  3,732,171
                                                -----------


SOFTWARE & SERVICES -- 6.5%

Adobe Systems Inc...................  24,400   $  1,146,800
Autodesk Inc........................  24,900        928,770
Rational Software Corp.*............   7,200        201,960
SunGard Data Systems*...............  19,400        582,194
Symantec Corp.*.....................   8,700        380,103
Veritas Software Corp.*.............   3,775        251,151
                                                -----------
                                               $  3,490,978
                                                -----------


TELECOMMUNICATION SERVICES-- 1.0%

Alltel Corporation..................   9,019   $    552,504
                                                -----------


UTILITIES -- 8.5%

Duke Energy Corp....................  19,560   $    763,036
Dynegy Inc..........................  18,700        869,550
NiSource Inc........................  54,000      1,475,820
PPL Corp............................  10,600        583,000
Questar Corp........................  36,600        906,216
                                                -----------
                                               $  4,597,622
                                                -----------


Total EQUITY INterestS-- 98.8%
  (identified cost, $42,400,248)               $ 53,294,738
                                                -----------


        Reserve Funds -- 1.1%

                                 Face Amount

American Express Corp., 4.091%, 7/02/01
  (at amortized cost, $575,000).....$575,000   $    575,000
                                                -----------

TOTAL INVESTMENTS-- 99.9%
  (identified cost, $42,975,248)....           $ 53,869,738

OTHER ASSETS,
  LESS LIABILITIES  -- 0.1%                          24,544
                                                -----------


NET ASSETS -- 100%                             $ 53,894,282
                                               ============


* Non-income-producing security.


See notes to financial statements

INTERNATIONAL BLUE CHIP EQUITIES PORTFOLIO (IBCP)
-------------------------------------------------------------------------------
PORTFOLIO OF INVESTMENTS - June 30, 2001 (Unaudited)



                                      Shares       Value


     Equity Interests -- 93.7%

BRAZIL -- 0.1%

Embratel Partipacoes ADR............  17,000   $    127,160
                                                -----------


CANADA -- 6.2%

Anderson Exploration Ltd.*..........  15,200   $    307,248
Bank Nova Scotia Hal................  15,800        473,073
Bce Inc.............................  20,000        526,000
Biovail Corp........................  12,520        544,620
Bombardier Inc. Class B.............  66,000        992,416
Cae Inds. Inc.......................  31,000        603,113
Celestica Inc.*.....................  15,500        798,250
C-Mac Inds. Inc.*...................  16,000        424,190
Rio Alto Exploration Ltd.*..........  15,300        264,872
Toronto-Dominion Bank...............  40,000      1,023,600
                                                -----------
                                               $  5,957,382
                                                -----------


DENMARK -- 0.3%

Tele Danmark........................   7,600   $    274,147
                                                -----------


FINLAND -- 1.2%

Nokia Corp..........................  53,300   $  1,174,732
                                                -----------


FRANCE -- 14.5%

Alcatel.............................  40,000   $    837,132
Alstom*.............................  11,100        309,049
Altran Technologies SA..............   5,900        274,949
Atos Ord*...........................   7,000        504,143
Aventis.............................   9,800        782,922
Axa Company FRF60*..................  44,000      1,254,512
Bnp Paribas*........................   8,000        696,819
Essilor Int'l.......................     730        209,063
France Telecom SA...................  14,540        693,601
Gfi Informatique*...................  36,000        576,503
Peugeot SA..........................   1,800        489,112
Sanofi-Synthelabo...................  27,000      1,772,975
Societe Generale-A..................  12,000        711,224
Stmicroelectronics..................  22,000        764,265
Technip SA..........................   7,030        893,478
Total Fina Elf SA...................  14,500      2,032,080
TV Francaise........................  22,000        642,355
Vivendi Universal...................  11,000        641,703
                                                -----------
                                               $ 14,085,885
                                                -----------


GERMANY -- 8.9%

Aixtron.............................  16,600   $    476,810
Allianz AG*.........................   3,200        934,741
Altana AG...........................  16,560        641,090
Bayerische Motoren Werke A..........  23,400        775,229
Deutsche Bank AG....................  15,100      1,082,904
Deutsche Telekom AG ................  19,100        435,658
E.On AG.............................   9,600        503,825
Ergo Versicherungs..................   3,700        544,394
Gehe AG.............................   5,450        211,956
Marschollek Lauten..................   4,700        517,700
Muenchene Rueckversicherungs*.......   3,200        892,580
Schering AG.........................   9,000        469,743
Siemans AG Registered...............  18,450      1,133,370
                                                -----------
                                               $  8,620,000
                                                -----------


GREECE -- 0.5%

Nat'l. Bank of Greece...............  15,400   $    451,997
                                                -----------


HONG KONG -- 4.2%

Bk of East Asia..................... 214,000   $    496,571
China Mobile (Hong Kong) Ltd.*...... 227,000      1,198,979
Hutchison Whampoa Ltd............... 130,900      1,321,536
Johnson Electric Holdings........... 400,000        548,697
Sun Hung Kai Prop...................  54,000        486,327
                                                -----------
                                               $  4,052,110
                                                -----------


INDIA -- 0.2%

Infosys Technologies ADR............   3,000   $    195,000
                                                -----------


IRELAND -- 0.5%

Allied Irish Banks..................  46,500   $    520,073
                                                -----------


ITALY -- 4.4%

Alleanza Assicurazioni SPA..........  83,000   $    874,784
Saipem SPA.......................... 202,000      1,108,739
San Paolo-Imi SPA................... 104,000      1,345,404
T.I.M. SPA..........................  89,500        458,033
Unicredito Italian.................. 119,500        514,261
                                                -----------
                                               $  4,301,221
                                                -----------

JAPAN -- 16.9%

Aiful Corp..........................   7,000   $    631,566
Autobacs Seven Co...................   7,000        190,312
Canon Inc...........................  27,000      1,091,347
Fanuc Co............................  16,000        796,856
Fast Retailing Co. Ltd..............   3,600        626,514
Honda Motor Co. Ltd.................  28,000      1,230,572
Ito Yokado Co.......................  13,000        599,487
Keyence Corporation.................   2,600        516,080
Matsushita Elec. Ind................  29,000        453,990
Murata Mfg. Co. Ltd.................  11,000        723,394
Nintendo Corp. Ltd..................   5,700      1,051,407
NTT Docomo Inc......................      50        870,158
Promise Co. Ltd.....................   9,300        766,733
Ricoh Corp. Ltd.....................  40,000        862,940
Rohm Company........................   4,700        729,369
Santen Pharmaeutical................  11,000        209,520
Shin-Etsu Chemical..................  16,000        587,697
SMC Corporation.....................   2,800        299,783
Sony Corp...........................  20,000   $  1,315,262
Takeda Chem. Industries Ltd.........  21,000        976,822
Toyota Motor Co.....................  53,000      1,865,988
                                                -----------
                                               $ 16,395,797
                                                -----------

MEXICO -- 2.1%

America Mobil SA*................... 286,000   $    296,775
Cemex SA............................  22,000        583,000
Telefonos de Mexico................. 286,000        500,295
Walmart de Mexico-Ser V*............ 226,000        612,426
                                                -----------
                                               $  1,992,496
                                                -----------


NETHERLANDS -- 5.4%

Aegon NV............................  16,246   $    457,694
Gucci Group*........................   8,200        677,730
Hagemeyer...........................  23,300        449,133
ING Groep N.V.*.....................  19,244      1,258,780
Koninklijke Philips Electronics.....  18,430        488,929
Royal Dutch Petroleum Co............  17,500      1,007,990
Unilever NV.........................  10,650        634,420
VNU NV..............................   7,013        237,685
                                                -----------
                                               $  5,212,361
                                                -----------


NORWAY-- 0.6%

Petroleum Geo-Services ADR*.........  55,000   $    556,050
                                                -----------


PORTUGAL-- 0.7%

Portugal Telecom S.A. ADR........... 107,100   $    740,061
                                                -----------


SOUTH AFRICA -- 0.5%

Standard Bank Inv................... 120,000   $    522,316
                                                -----------


SINGAPORE -- 0.5%

Flextronics Int'l. Ltd.*............  17,260   $    450,659
                                                -----------



SOUTH KOREA -- 0.7%

Korea Telecom Corp-SP ADR...........  16,500   $    362,670
Sk Telecom Co Ltd-ADR...............  16,600        280,540
                                                -----------
                                               $    643,210
                                                -----------


SPAIN -- 5.5%

Banco Bilbao Vizcaya SA.............  88,000   $  1,139,313
Bco Sant Cent Hisp.................. 109,600        993,646
Gas Natural Sdg. SA.................  66,000      1,068,106
Grupo Dragados SA...................  44,925        565,264
Grupo Ferrovial SA..................  20,000        330,786
Telefonica SA*......................  62,457        770,512
Union Elec Fenosa...................  24,000        448,391
                                                -----------
                                               $  5,316,018
                                                -----------


SWEDEN -- 0.9%

Ericsson AB B Free.................. 158,000   $    864,221
                                                -----------


SWITZERLAND -- 5.9%

Disetronic Holding AG*..............     500   $    368,711
Nestle SA*..........................   4,660        981,640
Serono*.............................     800        781,389
Sgs Holding.........................   2,100        409,061
Swatch Group AG*....................     550        589,242
Swiss Reinsurance...................     360        712,467
Synthes-Stratec Inc.................     650        399,015
UBS AG*.............................  10,100      1,439,003
                                                -----------
                                               $  5,680,528
                                                -----------


UNITED KINGDOM -- 13.0%

Amvesco PLC.........................  32,520   $    565,644
Barclays............................  25,600        786,000
Berkeley Group......................  49,600        501,920
Bk of Ireland....................... 136,441      1,341,153
BP Amoco PLC........................ 316,000      2,601,343
Cable & Wireless PLC ADR............  13,700        246,600
Crh.................................  29,000        486,520
Glaxo Smithkline PLC................  75,946      2,139,247
Marconi PLC ADR.....................  34,000        254,320
New Dixons Group PLC................ 154,100        505,690
Reuters Group PLC...................  33,600        436,784
Reuters Group PLC-SP ADR............   1,500        116,625
Spirent PLC.........................  99,000        308,144
Tesco............................... 131,100        473,605
Vodafone Airtouch PLC............... 804,288      1,784,096
                                                -----------
                                               $ 12,547,691
                                                -----------

TOTAL EQUITY INTERESTS - 93.7%
  (identified cost, $98,832,456)               $ 90,681,115
                                                -----------

         Reserve Funds -- 6.0%

                                 Face Amount

American Express Corp.,
 4.091%, 7/02/01..................$4,770,000   $  4,770,000
General Elec. Cap. Corp.,
  4.071%, 7/2/01..................$1,110,000   $  1,110,000
                                                -----------

Total Commercial Paper

  (at amortized cost, $5,880,000)              $  5,880,000
                                                -----------

TOTAL INVESTMENTS - 99.7%
   (identified cost, $104,712,456)               96,561,115
                                                -----------

OTHER ASSETS, LESS LIABILITIES -- 0.3%              246,449
                                                -----------


NET ASSETS -- 100%                             $ 96,807,564
                                               ============

* Non-income-producing security.
ADR: American Depository Receipts.

See notes to financial statements

WRIGHT U.S. TREASURY MONEY MARKET FUND (WTMM)
-------------------------------------------------------------------------------
PORTFOLIO OF INVESTMENTS - June 30, 2001 (Unaudited)



Face                             Interest Maturity
Amount     Issuer                   Rate   Date        Value
-------------------------------------------------------------------------------



$1,400,000   U.S. Treasury Bills  4.530%  7/12/01  $ 1,398,063
   200,000   U.S. Treasury Bills  3.420%  7/12/01      199,791
   400,000   U.S. Treasury Bills  3.400%  7/12/01      399,585
   500,000   U.S. Treasury Bills  3.450%  7/19/01      499,137
   500,000   U.S. Treasury Bills  3.460%  7/19/01      499,135
 2,000,000   U.S. Treasury Bills  3.385%  7/19/01    1,996,615
 2,000,000   U.S. Treasury Bills  3.655%  8/23/01    1,989,238
 1,700,000   U.S. Treasury Bills  3.720%  8/30/01    1,689,460
   300,000   U.S. Treasury Bills  3.370%  8/30/01      298,315
   400,000   U.S. Treasury Bills  4.225%  9/13/01      396,526
   500,000   U.S. Treasury Bills  3.710%  9/13/01      496,187
 1,100,000   U.S. Treasury Bills  3.530%  9/13/01    1,092,018
 2,000,000   U.S. Treasury Bills  3.510%  9/20/01    1,984,205
   620,000   U.S. Treasury Bills  3.600% 11/29/01      610,638
 1,250,000   U.S. Treasury Bills  3.690% 11/29/01    1,230,653
   130,000   U.S. Treasury Bills  3.490% 11/29/01      128,097
 1,375,000   U.S. Treasury Bills  3.275%  2/28/02    1,344,729
   800,000   U.S. Treasury Bills  3.270%  2/28/02      782,415
   500,000   U.S. Treasury N/B    5.875% 10/31/01      506,295
 1,000,000   U.S. Treasury N/B    5.875% 10/31/01    1,009,511

$1,000,000   U.S.Treasury Note    5.750%  6/30/01  $ 1,026,796
   750,000   U.S.Treasury Note    5.750%  6/30/01      770,450

                                                     ----------
Total Investments
At Amortized Cost -- 98.9%                        $ 20,347,859

Other Assets, less Liabilities  -- 1.1%                227,887
                                                  ------------

Net Assets -- 100.0%                              $ 20,575,746
                                                   ===========



See notes to financial statements


U.S. GOVERNMENT NEAR TERM PORTFOLIO (NTBP)
--------------------------------------------------------------------------------------------------------------------------------
PORTFOLIO OF INVESTMENTS - June 30, 2001 (Unaudited)



Face                                                    Coupon     Maturity      Market                   Current  Yield To
Amount            Description                            Rate        Date         Price        Value       Yield   Maturity
---------------------------------------------------------------------------------------------------------------------------------

GOVERNMENT INTERESTS

$   1,500,000     FHLMC                                  6.63%      8/15/02      102.656  $ 1,539,840      6.45%     4.1%
    2,000,000     Federal Home Loan Bank                 6.03%     11/26/02      101.906    2,038,120      5.92%     4.4%
    2,500,000     FHLMC                                  5.13%      1/13/03      101.047    2,526,175      5.07%     4.5%
    1,160,000     Federal Farm Credit Bank               5.00%      2/03/03      100.578    1,166,705      4.97%     4.5%
    2,000,000     Federal Home Loan Bank                 4.88%      4/16/04       99.719    1,994,380      4.89%     5.0%
    2,000,000     FHLMC AGY Note                         5.25%      1/15/06       98.906    1,978,120      5.31%     5.5%

    2,875,000     FNMA AGY Note                          5.00%      2/14/03      100.859    2,899,696      4.96%     4.4%
      850,000     FNMA Med Term NT                       6.00%     12/15/05      101.984      866,864      5.88%     5.5%
    1,000,000     FNMA                                   5.75%      3/27/06       99.312      993,120      5.79%     5.8%
    1,070,000     FNMA                                   5.25%      6/15/06       98.562    1,054,613      5.33%     5.6%

    2,400,000     U.S. Treasury Note                     7.50%     11/15/01      101.359    2,432,616      7.40%     3.7%
    6,000,000     U.S. Treasury Note                     6.38%      8/15/02      102.594    6,155,640      6.21%     4.0%
    3,500,000     U.S. Treasury Note                     5.50%      1/31/03      101.953    3,568,355      5.39%     4.2%
    2,000,000     U.S. Treasury Note                     4.25%     11/15/03       99.593    1,991,860      4.27%     4.5%
    3,000,000     U.S. Treasury Bond                     4.75%      2/15/04      100.562    3,016,860      4.72%     4.5%
                                                                                          -----------
Total Investments (identified cost, $33,877,524) -- 97.7%                                 $34,222,964

Other Assets, Less Liabilities --  2.3%                                                       789,647
                                                                                          -----------

Net Assets -- 100.0%                                                                      $35,012,611
                                                                                         ============
Average Maturity  --  2.1 Years

See notes to financial statements


U.S. TREASURY PORTFOLIO (USTBP)
----------------------------------------------------------------------------------------------------------------------------------
PORTFOLIO OF INVESTMENTS - June 30, 2001 (Unaudited)


Face                                                    Coupon     Maturity      Market                   Current  Yield To
Amount            Description                            Rate        Date         Price        Value       Yield   Maturity
-----------------------------------------------------------------------------------------------------------------------------------


$   1,250,000     U. S. Treasury Notes                   5.50%      1/31/03     $101.953  $ 1,274,412      5.39%     4.2%
    1,650,000     U. S. Treasury Notes                   6.50%      8/15/05      105.859    1,746,674      6.14%     4.9%
      900,000     U. S. Treasury Notes                   6.13%      8/15/07      104.859      943,730      5.84%     5.2%
      250,000     U. S. Treasury Notes                   5.50%      5/15/09      100.875      252,188      5.45%     5.4%

      600,000     U.S  Treasury Bonds                   11.63%     11/15/04      120.922      725,532      9.61%     4.8%
      700,000     U.S  Treasury Bonds                   10.00%      5/15/10      117.219      820,533      8.53%     7.3%
    1,000,000     U.S  Treasury Bonds                   14.00%     11/15/11      141.141    1,411,410      9.92%     8.1%
    2,100,000     U.S  Treasury Bonds                    7.25%      5/15/16      113.906    2,392,026      6.36%     5.8%
      375,000     U.S  Treasury Bonds                    6.25%      8/15/23      104.062      390,233      6.01%     5.9%
    1,000,000     U.S  Treasury Bonds                    6.00%      2/15/26      101.172    1,011,720      5.93%     5.9%
                                                                                          -----------
Total Investments (identified cost, $10,325,707) -  98.8%                                 $10,968,458


Other Assets, less Liabilities - 1.2%                                                         132,728
                                                                                          -----------


Net Assets -  100.0%                                                                      $11,101,186
                                                                                         ============

Average Maturity -  10.3 Years(1)

See notes to financial statements



CURRENT INCOME PORTFOLIO (CIFP)
--------------------------------------------------------------------------------------------------------------------------------
PORTFOLIO OF INVESTMENTS - June 30, 2001 (Unaudited)



Face                                                      Coupon       Maturity        Market                       Current
Amount            Description                              Rate          Date           Price          Value         Yield
---------------------------------------------------------------------------------------------------------------------------------

GOVERNMENT INTERESTS - 98.0%

$   999,733       FHLMC Gold 30Yr. Pool #C27               7.00%        6/1/29        $100.531$      1,005,043       6.96%
  1,163,782       FNMA      # 53513                        6.00%        3/1/29          96.328      1,121,049        6.23%
    531,759       GNMA Pool # 000024                       8.50%      12/20/29         104.219        554,195        8.16%
    532,506       GNMA Pool # 000545                       7.50%      12/20/22         102.828        547,566        7.29%
    815,327       GNMA Pool # 000723                       7.50%       1/20/23         102.828        838,385        7.29%
    576,590       GNMA Pool # 001268                       8.00%       7/20/23         104.055        599,971        7.69%
        109       GNMA Pool # 001408                       6.50%       3/15/02         100.076            110        6.50%
     33,442       GNMA Pool # 001596                       9.00%       4/20/21         106.062         35,469        8.49%
    274,678       GNMA Pool # 001788                       7.00%       7/20/24         101.250        278,112        6.91%
    333,558       GNMA Pool # 002218                       7.50%       5/20/26         102.656        342,418        7.31%
    983,695       GNMA Pool # 002268                       7.50%       8/20/26         102.656      1,009,823        7.31%
    668,377       GNMA Pool # 002897                       8.00%       3/20/30         103.312        690,514        7.74%
  2,053,937       GNMA Pool # 002909                       8.00%       4/20/30         103.312      2,121,964        7.74%
        480       GNMA Pool # 003026                       8.00%       1/15/04         102.914            494        7.77%
        296       GNMA Pool # 003331                       8.00%       1/15/04         102.914            305        7.77%
        929       GNMA Pool # 004183                       8.00%       7/15/04         103.708            964        7.71%
        563       GNMA Pool # 004433                       9.00%      11/15/04         104.767            590        8.59%
      1,411       GNMA Pool # 005466                       8.50%       3/15/05         104.258          1,471        8.15%
        204       GNMA Pool # 005561                       8.50%       4/15/05         103.324            211        8.23%
        738       GNMA Pool # 005687                       7.25%       2/15/05         102.936            761        7.04%
        994       GNMA Pool # 005910                       7.25%       2/15/05         102.936          1,023        7.04%
      6,203       GNMA Pool # 007003                       8.00%       7/15/05         104.258          6,468        7.67%
        534       GNMA Pool # 007319                       6.50%      10/15/04         101.115            540        6.43%
      2,160       GNMA Pool # 009106                       8.25%       5/15/06         104.594          2,260        7.89%
      3,433       GNMA Pool # 009889                       7.25%       2/15/06         103.275          3,546        7.02%
        196       GNMA Pool # 011191                       7.25%       4/15/06         103.374            203        7.01%
      2,248       GNMA Pool # 012526                       8.00%      11/15/06         104.700          2,354        7.64%
    401,385       GNMA Pool # 044190                       8.00%      12/15/26         103.718        416,309        7.71%
     28,408       GNMA Pool # 151443                      10.00%       3/15/16         110.936         31,516        9.01%
      8,048       GNMA Pool # 153564                      10.00%       4/15/16         110.592          8,901        9.04%
     46,392       GNMA Pool # 172558                       9.50%       8/15/16         109.468         50,785        8.68%
    106,167       GNMA Pool # 176992                       8.00%      11/15/16         105.218        111,708        7.60%
     16,231       GNMA Pool # 177784                       8.00%      10/15/16         105.218         17,079        7.60%
     22,386       GNMA Pool # 180033                       9.50%       9/15/16         109.468         24,506        8.68%
      4,600       GNMA Pool # 188060                       9.50%      10/15/16         109.468          5,037        8.68%
      1,027       GNMA Pool # 190959                       8.50%       2/15/17         106.485          1,094        7.98%
     26,985       GNMA Pool # 192357                       8.00%       4/15/17         105.143         28,373        7.61%
    133,033       GNMA Pool # 194057                       8.50%       4/15/17         106.499        141,679        7.98%
     44,120       GNMA Pool # 194287                       9.50%       3/15/17         109.467         48,298        8.68%
    303,324       GNMA Pool # 194926                       8.50%       2/15/17         106.485        322,995        7.98%
      5,244       GNMA Pool # 196063                       8.50%       3/15/17         106.499          5,585        7.98%
    105,966       GNMA Pool # 203369                       8.00%      12/15/16         105.218        111,496        7.60%
     14,723       GNMA Pool # 206740                      10.00%      10/15/17         111.000         16,343        9.01%
     50,979       GNMA Pool # 206762                       9.00%       4/15/21         107.249         54,675        8.39%
     49,791       GNMA Pool # 207019                       8.00%       3/15/17         105.143         52,352        7.61%
      8,248       GNMA Pool # 208076                       8.00%       4/15/17         105.143          8,672        7.61%
      5,109       GNMA Pool # 210520                      10.50%       8/15/17         112.312          5,739        9.35%
      5,035       GNMA Pool # 210618                       9.50%       4/15/17         109.467          5,512        8.68%
     31,497       GNMA Pool # 211013                       9.00%       1/15/20         107.749         33,938        8.35%
     19,653       GNMA Pool # 211231                       8.50%       5/15/17         106.499         20,931        7.98%
     26,050       GNMA Pool # 212601                       8.50%       6/15/17         106.499         27,744        7.98%
      4,624       GNMA Pool # 218420                       8.50%      11/15/21         105.749          4,891        8.04%
$   117,912       GNMA Pool # 219335                       8.00%       5/15/17         105.143        123,977        7.61%
    135,979       GNMA Pool # 220703                       8.00%       5/15/17         105.143        142,973        7.61%
     12,014       GNMA Pool # 220917                       8.50%       4/15/17         106.499         12,795        7.98%
    202,456       GNMA Pool # 222112                       8.00%       1/15/22         104.843        212,261        7.63%
     24,070       GNMA Pool # 223126                       0.00%       8/15/17         111.000         26,718        9.01%
     43,003       GNMA Pool # 223133                       9.50%       7/15/17         109.467         47,075        8.68%
     11,745       GNMA Pool # 223348                       0.00%       8/15/18         111.000         13,037        9.01%
      4,014       GNMA Pool # 223588                       0.00%      12/15/18         111.000          4,456        9.01%
      4,710       GNMA Pool # 224078                       0.00%       7/15/18         111.000          5,229        9.01%
     31,262       GNMA Pool # 228308                       0.00%       1/15/19         111.000         34,701        9.01%
     10,707       GNMA Pool # 228483                       9.50%       9/15/19         109.467         11,721        8.68%
     22,546       GNMA Pool # 230223                       9.50%       4/15/18         109.467         24,681        8.68%
     15,839       GNMA Pool # 245580                       9.50%       7/15/18         109.467         17,339        8.68%
      7,481       GNMA Pool # 247473                       0.00%       9/15/18         109.240          8,173        9.15%
     41,630       GNMA Pool # 247681                       9.00%      11/15/19         107.749         44,856        8.35%
     13,882       GNMA Pool # 247872                       0.00%       9/15/18         111.000         15,410        9.01%
     19,417       GNMA Pool # 250412                       8.00%       3/15/18         105.143         20,416        7.61%
     12,951       GNMA Pool # 251241                       9.50%       6/15/18         109.467         14,178        8.68%
     21,211       GNMA Pool # 258911                       9.50%       9/15/18         109.467         23,219        8.68%
     22,960       GNMA Pool # 260999                       9.50%       9/15/18         109.467         25,134        8.68%
     16,883       GNMA Pool # 263439                       0.00%       2/15/19         111.000         18,740        9.01%
     22,948       GNMA Pool # 265267                       9.50%       8/15/20         108.311         24,856        8.77%
     14,620       GNMA Pool # 266983                       0.00%       2/15/19         111.000         16,229        9.01%
      6,837       GNMA Pool # 273690                       9.50%       8/15/19         109.467          7,485        8.68%
      7,690       GNMA Pool # 274489                       9.50%      12/15/19         109.467          8,419        8.68%
      8,068       GNMA Pool # 275456                       9.50%       8/15/19         109.467          8,832        8.68%
      5,454       GNMA Pool # 275538                       9.50%       1/15/20         109.467          5,971        8.68%
      6,671       GNMA Pool # 277205                       9.00%      12/15/19         107.749          7,188        8.35%
     62,880       GNMA Pool # 285744                       9.00%       5/15/20         107.124         67,360        8.40%
     36,579       GNMA Pool # 286556                       9.00%       3/15/20         107.124         39,185        8.40%
        993       GNMA Pool # 287999                       9.00%       9/15/20         107.124          1,065        8.40%
     54,088       GNMA Pool # 289092                       9.00%       4/15/20         107.124         57,942        8.40%
      2,896       GNMA Pool # 289949                       8.50%       7/15/21         105.749          3,063        8.04%
      6,100       GNMA Pool # 290700                       9.00%       8/15/20         107.124          6,535        8.40%
      5,516       GNMA Pool # 291933                       9.50%       7/15/20         108.311          5,975        8.77%
      5,354       GNMA Pool # 293666                       8.50%       6/15/21         105.749          5,662        8.04%
        284       GNMA Pool # 294209                       9.00%       7/15/21         107.249            305        8.39%
      4,865       GNMA Pool # 297345                       8.50%       8/15/20         105.937          5,154        8.02%
     23,672       GNMA Pool # 301366                       8.50%       6/15/21         105.749         25,033        8.04%
     45,861       GNMA Pool # 302713                       9.00%       2/15/21         107.249         49,186        8.39%
      4,874       GNMA Pool # 302723                       8.50%       5/15/21         105.749          5,155        8.04%
     11,747       GNMA Pool # 302781                       8.50%       6/15/21         105.749         12,423        8.04%
     34,459       GNMA Pool # 302933                       8.50%       6/15/21         105.749         36,441        8.04%
     83,813       GNMA Pool # 304512                       8.50%       5/15/21         105.749         88,632        8.04%
    128,600       GNMA Pool # 305091                       9.00%       7/15/21         107.249        137,923        8.39%
      2,374       GNMA Pool # 306669                       8.00%       7/15/21         104.843          2,489        7.63%
     68,348       GNMA Pool # 306693                       8.50%       9/15/21         105.749         72,278        8.04%
     44,295       GNMA Pool # 308792                       9.00%       7/15/21         107.249         47,507        8.39%
     25,025       GNMA Pool # 311087                       8.50%       7/15/21         105.749         26,464        8.04%
     11,198       GNMA Pool # 314222                       8.50%       4/15/22         105.437         11,808        8.06%
     68,295       GNMA Pool # 314581                       9.50%      10/15/21         107.780         73,609        8.81%
    128,486       GNMA Pool # 315187                       8.00%       6/15/22         104.843        134,709        7.63%
    269,505       GNMA Pool # 315388                       8.00%       2/15/22         104.843        282,558        7.63%
$   254,894       GNMA Pool # 315754                       8.00%       1/15/22         104.843        267,239        7.63%
    236,638       GNMA Pool # 316240                       8.00%       1/15/22         104.843        248,099        7.63%
    105,324       GNMA Pool # 317069                       8.50%      12/15/21         105.749        111,379        8.04%
    133,789       GNMA Pool # 317351                       8.00%       5/15/22         104.843        140,269        7.63%
    156,759       GNMA Pool # 317358                       8.00%       5/15/22         104.843        164,351        7.63%
    141,767       GNMA Pool # 318776                       8.00%       2/15/22         104.843        148,634        7.63%
      2,023       GNMA Pool # 318793                       8.50%       2/15/22         105.437          2,134        8.06%
    218,351       GNMA Pool # 319441                       8.50%       4/15/22         105.437        230,223        8.06%
     67,269       GNMA Pool # 321806                       8.00%       5/15/22         104.843         70,528        7.63%
    216,665       GNMA Pool # 321807                       8.00%       5/15/22         104.843        227,159        7.63%
    125,195       GNMA Pool # 321976                       8.50%       1/15/22         105.749        132,393        8.04%
    354,979       GNMA Pool # 323226                       8.00%       6/15/22         104.843        372,171        7.63%
    194,348       GNMA Pool # 323929                       8.00%       2/15/22         104.843        203,761        7.63%
    165,858       GNMA Pool # 325165                       8.00%       6/15/22         104.843        173,891        7.63%
     49,424       GNMA Pool # 325651                       8.00%       6/15/22         104.843         51,818        7.63%
    219,860       GNMA Pool # 329540                       7.50%       8/15/22         102.999        226,454        7.28%
    550,401       GNMA Pool # 329982                       7.50%       2/15/23         102.906        566,396        7.29%
     89,680       GNMA Pool # 331361                       8.00%      11/15/22         104.843         94,024        7.63%
    194,042       GNMA Pool # 335746                       8.00%      10/15/22         104.843        203,440        7.63%
    216,406       GNMA Pool # 335950                       8.00%      10/15/22         104.843        226,887        7.63%
  1,225,858       GNMA Pool # 336488                       7.00%       8/15/23         101.500      1,244,246        6.90%
  1,208,278       GNMA Pool # 348103                       7.00%       6/15/23         101.500      1,226,403        6.90%
    558,295       GNMA Pool # 348213                       6.50%       8/15/23          99.343        554,627        6.54%
    678,105       GNMA Pool # 350372                       7.00%       4/15/23         101.500        688,277        6.90%
    531,330       GNMA Pool # 350659                       7.50%       6/15/23         102.906        546,771        7.29%
    887,481       GNMA Pool # 350938                       6.50%       8/15/23          99.343        881,650        6.54%
    959,217       GNMA Pool # 352001                       6.50%      12/15/23          99.343        952,916        6.54%
    669,883       GNMA Pool # 352110                       7.00%       8/15/23         101.500        679,931        6.90%
    535,978       GNMA Pool # 363429                       7.00%       8/15/23         101.500        544,018        6.90%
    638,624       GNMA Pool # 367414                       6.00%      11/15/23          97.188        620,667        6.17%
    980,971       GNMA Pool # 367806                       6.50%       9/15/23          99.343        974,526        6.54%
  1,147,375       GNMA Pool # 368238                       7.00%      12/15/23         101.500      1,164,586        6.90%
  1,448,526       GNMA Pool # 368502                       7.00%       2/15/24         101.500      1,470,254        6.90%
  1,777,529       GNMA Pool # 372050                       6.50%       2/15/24          99.281      1,764,749        6.55%
    356,786       GNMA Pool # 372379                       8.00%      10/15/26         103.718        370,052        7.71%
    647,001       GNMA Pool # 372468                       6.50%      12/15/27          99.000        640,531        6.57%
  1,668,090       GNMA Pool # 376218                       7.50%       8/15/25         102.687      1,712,912        7.30%
    623,949       GNMA Pool # 376400                       6.50%       2/15/24          99.343        619,851        6.54%
    704,794       GNMA Pool # 387189                       7.00%       2/15/24         101.375        714,485        6.91%
    238,981       GNMA Pool # 394805                       7.50%       2/15/26         102.687        245,403        7.30%
    353,599       GNMA Pool # 398251                       7.50%       9/15/25         102.687        363,100        7.30%
    676,289       GNMA Pool # 405558                       7.50%       1/15/26         102.687        694,462        7.30%
  1,649,898       GNMA Pool # 410215                       7.50%      12/15/25         102.687      1,694,232        7.30%
  2,649,251       GNMA Pool # 413152                       8.00%      10/15/25         103.781      2,749,420        7.71%
    326,455       GNMA Pool # 414736                       7.50%      11/15/25         102.687        335,228        7.30%
    292,252       GNMA Pool # 417225                       7.50%       1/15/26         102.687        300,105        7.30%
    715,425       GNMA Pool # 417276                       7.00%       2/15/26         101.250        724,369        6.91%
  2,245,400       GNMA Pool # 420707                       7.00%       2/15/26         101.250      2,273,468        6.91%
    443,522       GNMA Pool # 421829                       7.50%       4/15/26         102.656        455,302        7.31%
     93,072       GNMA Pool # 423114                       7.00%       9/15/27         100.906         93,916        6.94%
    438,388       GNMA Pool # 424173                       7.50%       3/15/26         102.656        450,032        7.31%
    413,004       GNMA Pool # 427199                       7.00%      12/15/27         100.906        416,746        6.94%
  1,168,815       GNMA Pool # 430279                       7.00%      10/15/27         100.906      1,179,405        6.94%
$   224,368       GNMA Pool # 431036                       8.00%       7/15/26         103.718        232,710        7.71%
  1,089,376       GNMA Pool # 431612                       8.00%      11/15/26         103.718      1,129,880        7.71%
  1,268,933       GNMA Pool # 434505                       7.50%       8/15/29         102.531      1,301,050        7.31%
    682,787       GNMA Pool # 436214                       6.50%       2/15/13         101.281        691,534        6.42%
    616,403       GNMA Pool # 436723                       7.50%      11/15/26         102.656        632,776        7.31%
  2,047,938       GNMA Pool # 436777                       7.00%       4/15/27         100.906      2,066,493        6.94%
  1,359,113       GNMA Pool # 440166                       7.00%       2/15/27         101.250      1,376,103        6.91%
    723,948       GNMA Pool # 442063                       7.00%      10/15/26         101.250        732,998        6.91%
    386,302       GNMA Pool # 442193                       7.50%      12/15/26         102.656        396,563        7.31%
    717,426       GNMA Pool # 442996                       6.00%       6/15/13          99.250        712,046        6.05%
    577,639       GNMA Pool # 446943                       7.00%       4/15/27         100.906        582,873        6.94%
  1,689,551       GNMA Pool # 448490                       7.50%       3/15/27         102.593      1,733,361        7.31%
  1,237,460       GNMA Pool # 449176                       6.50%       7/15/28          98.969      1,224,703        6.57%
  1,292,885       GNMA Pool # 457100                       6.50%      11/15/28          98.969      1,279,556        6.57%
  1,867,629       GNMA Pool # 458672                       6.50%       1/15/28          99.000      1,848,953        6.57%
  1,007,830       GNMA Pool # 458712                       7.00%      11/15/27         100.906      1,016,962        6.94%
    381,327       GNMA Pool # 460698                       7.00%      10/15/27         100.906        384,782        6.94%
  1,146,915       GNMA Pool # 460726                       6.50%      12/15/27          99.000      1,135,446        6.57%
    744,324       GNMA Pool # 462444                       6.50%      12/15/27          99.000        736,882        6.57%
  1,049,699       GNMA Pool # 462623                       6.50%       3/15/28          98.969      1,038,877        6.57%
    766,933       GNMA Pool # 468173                       7.00%       8/15/28         100.906        773,882        6.94%
    757,853       GNMA Pool # 469226                       6.50%       3/15/28          98.969        750,040        6.57%
  1,636,703       GNMA Pool # 469615                       6.50%      10/15/28          98.969      1,619,829        6.57%
  1,563,048       GNMA Pool # 472028                       6.50%       5/15/28          98.969      1,546,934        6.57%
  1,175,381       GNMA Pool # 480030                       6.50%       6/15/28          98.969      1,163,264        6.57%
  1,581,305       GNMA Pool # 484195                       6.50%       8/15/28          98.969      1,565,002        6.57%
  2,727,879       GNMA Pool # 486482                       6.50%       9/15/28          98.969      2,699,755        6.57%
    796,422       GNMA Pool # 510083                       7.00%       7/15/29         100.875        803,391        6.94%
  1,121,650       GNMA Pool # 780429                       7.50%       9/15/26         102.656      1,151,442        7.31%
    552,663       GNMA Pool # 780518                       7.00%       6/15/26         101.250        559,573        6.91%
                                                                                                   -----------
Total Government Interests (identified cost, $78,162,898) -  98.0%                               $ 78,942,047
                                                                                                   -----------


                                                    Reserve Funds -- 1.4%

Face Amount

  1,115,000       American Express Corp.
                  (at amortized cost, $1,115,000)         4.091%       7/02/01                     $ 1,115,000
                                                                                                   -----------

TOTAL INVESTMENTS (identified cost, $79,277,898) - 99.4%                                            80,057,047

Other Assets, less Liabilities - 0.6%                                                                  520,890
                                                                                                   -----------

Net Assets - 100.0%                                                                               $ 80,577,937
                                                                                                  ============


See notes to financial statements


WRIGHT INVESTORS' SERVICE DISTRIBUTORS, INC.
440 Wheelers Farms Road, Milford, CT 06460



SEMI-ANNUAL REPORT

         OFFICERS AND TRUSTEES OF THE FUNDS

         Peter M. Donovan, President and Trustee
         H. Day Brigham, Jr., Vice President , Secretary and Trustee
         A. M. Moody III, Vice President and Trustee
         Judith R. Corchard, Vice President and Trustee
         James P. Biggs, Trustee
         Dorcas R. Hardy, Trustee
         Leland Miles, Trustee
         Lloyd F. Pierce, Trustee
         Richard E. Taber, Trustee
         James L. O'Connor, Treasurer
         William J. Austin, Jr., Assistant Treasurer

         ADMINISTRATOR

         Eaton Vance Management
         255 State Street
         Boston, Massachusetts 02109

         INVESTMENT ADVISER

         Wright Investors' Service
         440 Wheelers Farms Road
         Milford, Connecticut 06460

         PRINCIPAL UNDERWRITER

         Wright Investors' Service Distributors, Inc.
         440 Wheelers Farms Road
         Milford, Connecticut 06460
         (800) 888-9471
         e-mail: funds@wrightinvestors.com

         CUSTODIAN

         Investors Bank & Trust Company
         200 Clarendon Street
         Boston, Massachusetts 02116

         TRANSFER AND DIVIDEND DISBURSING AGENT

         PFPC Global Fund Services
         Wright Managed Investment Funds
         P.O. Box 5156
         Westborough, Massachusetts 01581-9698


         This report is not authorized for use as an offer of sale or a solicitation of an offer to buy shares of a mutual fund unless accompanied or preceded by a Fund's current prospectus.